UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
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☐ Soliciting Material Pursuant to §240.14a-12
FLEXTRONICS INTERNATIONAL LTD.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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FLEXTRONICS INTERNATIONAL LTD.
(Incorporated in the Republic of Singapore)
(Company Registration Number 199002645H)

NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
To Be Held on July 13, 2009

To our shareholders:

You are cordially invited to attend, and NOTICE IS HEREBY GIVEN, of an extraordinary general meeting of shareholders of FLEXTRONICS INTERNATIONAL LTD. (the “Company”), which will be held at our principal U.S. offices located at 2090 Fortune Drive, San Jose, California, 95131, U.S.A., at 2:00 p.m., California time, on July 13, 2009. The purpose of the extraordinary general meeting is to approve waivers to the provisions of certain of our existing equity incentive plans to allow for a one-time only stock option exchange program for our eligible employees, other than the members of the Company’s Board of Directors and its executive officers.

The full text of the resolution proposed for approval by our shareholders is as follows:

1.	To pass the following resolution as an Ordinary Resolution:

“RESOLVED THAT:

Approval be and is hereby given to amend certain of the Company’s existing equity incentive plans, which are identified in the Company’s proxy statement for the extraordinary general meeting, to allow for a one-time stock option exchange program for employees of the Company and its subsidiaries, other than the members of the Company’s Board of Directors, its executive officers, and certain other designated employees of the Company and its subsidiaries.”

2.	To transact any other business which can properly be put before the meeting.

Notes

Eligibility to Vote at Extraordinary General Meeting; Receipt of Notice. The Board of Directors has fixed the close of business on May 20, 2009 as the record date for determining those shareholders of the Company who will be entitled to receive copies of this notice and the accompanying proxy statement. However, all shareholders of record on July 13, 2009, the date of the extraordinary general meeting, will be entitled to vote at the extraordinary general meeting.

Quorum. Representation of at least 33 1/3% of all outstanding ordinary shares of the Company is required to constitute a quorum to transact business at the extraordinary general meeting. Accordingly, it is important that your shares be represented at the meeting.

Proxies. If you are entitled to attend and vote at the extraordinary general meeting, you may appoint a proxy to attend the meeting and vote on your behalf. A proxy does not also need to be a shareholder. Whether or not you plan to attend the meeting, please complete, date and sign the enclosed proxy card and return it in the enclosed envelope. In order for your proxy card to be voted at the extraordinary general meeting, it must be received by Flextronics International Ltd. c/o Proxy Services, c/o Computershare Investor Services, PO Box 43101, Providence, RI 02940-5067 not less than 48 hours before the time appointed for holding the meeting. You may revoke your proxy at any time prior to the time it is voted. Shareholders who are present at the meeting may revoke their proxies and vote in person or, if they prefer, may abstain from voting in person and allow their proxies to be voted.

By order of the Board of Directors,

Bernard Liew Jin Yang	Sophie Lim Lee Cheng

Joint Secretary	Joint Secretary

Singapore

June 3, 2009

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 13, 2009.

This notice and the accompanying proxy statement are available on our website at www.flextronics.com/secfilings.

IMPORTANT:

You should read the entire proxy statement
carefully prior to returning your proxy cards.

ii

Page #

INFORMATION ABOUT THE MEETING	1

VOTING RIGHTS AND SOLICITATION OF PROXIES	1

PROPOSAL NO. 1: ORDINARY RESOLUTION TO APPROVE AMENDMENTS TO CERTAIN OF OUR EQUITY INCENTIVE PLANS TO ALLOW FOR A ONE-TIME STOCK OPTION EXCHANGE PROGRAM	2
Introduction	2
Reasons for the Option Exchange Program	4
Implementation of the Option Exchange Program	6
Terms of the Option Exchange Program	6
Potential Modifications to Terms	9
Accounting Impact	9
U.S. Federal Income Tax Consequences	9
Plan Benefits Relating to the Option Exchange Program	10
Effect of Option Exchange Program on Shareholders	10
Text of Amendments to Equity Plans	10
Summary of the 2001 Plan	11
Summary of the Other Amended Plans	15
Shareholder Approval	17

EQUITY COMPENSATION PLAN INFORMATION	18

COMPENSATION COMMITTEE REPORT	19

COMPENSATION DISCUSSION AND ANALYSIS	20
Compensation Committee	20
Independent Consultants and Advisors	20
Compensation Philosophy and Objectives	21
Role of Executive Officers in Compensation Decisions	22
Competitive Positioning	22
Fiscal Year 2009 Executive Compensation	24

EXECUTIVE COMPENSATION	39

Summary Compensation Table	40
Grants of Plan-Based Awards in Fiscal Year 2009	43
Outstanding Equity Awards at 2009 Fiscal Year-End	45
Option Exercises and Stock Vested in Fiscal Year 2009	48
Nonqualified Deferred Compensation in Fiscal Year 2009	48
Potential Payments Upon Termination or Change of Control	50

NON-MANAGEMENT DIRECTORS’ COMPENSATION FOR FISCAL YEAR 2009	54

Annual Compensation	54
Initial Option Grants	55
Yearly Option Grants	55
Yearly Share Bonus Awards	55
Compensation for the Non-Employee Chairman of the Board	55
Discretionary Grants	55
Change of Control and Termination Provisions of the 2001 Plan	57

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION	58

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	58

SHAREHOLDER PROPOSALS FOR THE 2009 ANNUAL GENERAL MEETING	61

OTHER MATTERS	62

iii

PROXY STATEMENT FOR
EXTRAORDINARY GENERAL MEETING OF
SHAREHOLDERS OF

FLEXTRONICS INTERNATIONAL LTD.

To Be Held on July 13, 2009
2:00 p.m. (California Time)
at our principal U.S. offices at
2090 Fortune Drive
San Jose, California, 95131, U.S.A.

INFORMATION ABOUT THE MEETING

We are furnishing this proxy statement in connection with the solicitation by our Board of Directors of proxies to be voted at an extraordinary general meeting of our shareholders, or at any adjournments thereof, for the purpose of approving waivers to the provisions of certain of our existing equity incentive plans to allow for a one-time only stock option exchange program for our eligible employees, other than the members of our Board of Directors and our executive officers. Unless the context requires otherwise, references in this proxy statement to “the company,” “we,” “us,” “our” and similar terms mean Flextronics International Ltd. and its subsidiaries.

Proxy Mailing. This proxy statement and the enclosed proxy card were first mailed on or about June 5, 2009 to shareholders of record as of May 20, 2009.

Costs of Solicitation. The entire cost of soliciting proxies will be borne by us. Following the original mailing of the proxies and other soliciting materials, our directors, officers and employees may also solicit proxies by mail, telephone, e-mail, fax or in person. These directors, officers and employees will not receive additional compensation for those activities, but they may be reimbursed for any reasonable out-of-pocket expenses. Following the original mailing of the proxies and other soliciting materials, we will request that brokers, custodians, nominees and other record holders of our ordinary shares forward copies of the proxy and other soliciting materials to persons for whom they hold ordinary shares and request authority for the exercise of proxies. In these cases, we will reimburse such holders for their reasonable expenses if they ask that we do so. We have retained Georgeson Inc., an independent proxy solicitation firm, to assist in soliciting proxies at an estimated fee of $11,500, plus the reimbursement of reasonable expenses.

Registered Office. The mailing address of our registered office is One Marina Boulevard, #28-00, Singapore 018989.

VOTING RIGHTS AND SOLICITATION OF PROXIES

The close of business on May 20, 2009 is the record date for shareholders entitled to notice of the extraordinary general meeting. However, all of the ordinary shares issued and outstanding on July 13, 2009, the date of the extraordinary general meeting, are entitled to be voted at the extraordinary general meeting. Shareholders of record on July 13, 2009 and entitled to vote at the meeting will have one vote on the matters to be voted upon for each ordinary share so held. As of June 1, 2009, we had 810,176,050 ordinary shares issued and outstanding.

Proxies. Ordinary shares represented by proxies in the form accompanying this proxy statement that are properly executed and returned to us will be voted at the extraordinary general meeting in accordance with our shareholders’ instructions.

Quorum and Required Vote. Representation at the extraordinary general meeting of at least 33 1/3% of all of our issued and outstanding ordinary shares is required to constitute a quorum to transact business at the extraordinary general meeting.

The affirmative vote of the holders of a majority of all issued and outstanding shares voting in person or by proxy at the extraordinary general meeting is required to approve the option exchange program proposal set forth in Proposal No. 1.

Abstentions and Broker Non-Votes. Abstentions and “broker non-votes” are considered present and entitled to vote at the extraordinary general meeting for the purposes of determining a quorum. A “broker non-vote” occurs when a broker or other holder of record who holds shares for a beneficial owner does not vote on a particular proposal because the record holder does not have discretionary power to vote on that particular proposal and has not received directions from the beneficial owner. If a broker or nominee indicates on the proxy card that it does not have discretionary authority to vote as to a particular matter, those shares, along with any abstentions, will not be counted in the tabulation of the votes cast on the proposal being presented to shareholders.

If you are a beneficial owner and your broker does not receive voting instructions from you, your broker does not have discretionary authority to vote your shares on the option exchange program proposal set forth in Proposal No. 1.

In the absence of contrary instructions, shares represented by proxies will be voted “FOR” the approval of the option exchange program proposal set forth in Proposal No. 1. Our management does not know of any matters to be presented at the extraordinary general meeting other than the matter set forth in this proxy statement and in the notice accompanying this proxy statement. If other matters should properly be put before the meeting, the proxy holders will vote on such matters in accordance with their best judgment.

Any shareholder of record has the right to revoke his or her proxy at any time prior to voting at the extraordinary general meeting by:

•	submitting a subsequently dated proxy; or

•	by attending the meeting and voting in person.

Except as otherwise stated herein, all monetary amounts in this proxy statement have been presented in U.S. dollars.

PROPOSAL NO. 1:
ORDINARY RESOLUTION TO APPROVE AMENDMENTS TO
CERTAIN OF OUR EQUITY INCENTIVE PLANS TO ALLOW FOR A
ONE-TIME STOCK OPTION EXCHANGE PROGRAM

       Introduction

We are asking our shareholders to amend certain of our existing equity incentive plans to allow for a one-time stock option exchange program, which we refer to below as the option exchange program. Our Compensation Committee recommended and our Board of Directors authorized the stock option exchange program on May 14, 2009, subject to shareholder approval of amendments to certain of our equity incentive plans to allow for the option exchange program. If implemented, this option exchange program would permit some of our employees to surrender certain outstanding options that are significantly “underwater” (i.e., those options with an exercise price that is significantly greater than the current trading price of our ordinary shares) for cancellation in exchange for a lesser number of stock options with an exercise price equal to the closing price of our shares on the grant date of the new options. The replacement stock options would be issued under our 2001 Equity Incentive Plan, which we refer to as the 2001 Plan, our 2002 Interim Incentive Plan, which we refer to as the 2002 Plan and the Solectron Corporation 2002 Stock Plan, which we refer to as the SLR Plan.

We believe that this option exchange program would be in the best interests of our shareholders and the company, as the replacement stock options would help us to retain and motivate our most talented employees so that we can continue to build value for our shareholders. In addition, the option exchange program would reduce the total number of outstanding stock options held by our employees and allow us to more effectively utilize the compensation expense that we have already recognized in our financial statements in connection with the grants of the existing underwater stock options.

       Summary of the Option Exchange Program

The following is a summary of the material terms of the option exchange program, which are described in more detail below under the section captioned “Terms of the Option Exchange Program”:

•	Only stock options issued at least 12 months prior to the date of the commencement of the option exchange program that have a per share exercise price of at least $10.00 per share, or if greater, the highest per share trading price of our ordinary shares for the 52-week period immediately preceding the date of the commencement of the option exchange program, would be eligible to be exchanged for new options pursuant to the option exchange program;

•	The option exchange program would not be a one-for-one exchange of options. Rather, employees who participate in the program would exchange their existing options for fewer options with a lower exercise price. The exchange ratios for the exchange program would be determined in a manner intended to result in the grant of replacement options that have a fair value approximately equal to the fair value of the options surrendered for cancellation in the exchange. Therefore, the exchange program should not cause any material incremental costs in the share-based compensation expense that we will recognize in our financial statements;

•	The exercise price of each replacement option would be equal to the closing price of our ordinary shares on the NASDAQ Global Select Market on the date of grant. Each replacement option would have a new term of seven years;

•	None of the new options would be vested on the date of grant. To enhance their retentive value, all replacement options issued pursuant to the exchange program would be subject to a new vesting schedule of two, three or four years, depending on the current vesting schedule of the options surrendered in the program;

•	In order to reduce our stock option dilution, we will cancel five million ordinary shares currently available for grant under the SLR Plan in connection with the option exchange program; and

•	The option exchange program would generally be available to all of our employees who hold eligible options, other than the members of our Board of Directors, our executive officers and certain other designated employees.

If our shareholders approve this Proposal No. 1 at the extraordinary general meeting, we intend to commence the option exchange program as soon as practicable after the meeting. The actual implementation date will be set by our Board of Directors, the Compensation Committee of our Board of Directors, or an individual designated by the Board or the committee for such purpose. However, we must commence the option exchange program within 12 months of the date that our shareholders approve this Proposal No. 1, unless we seek additional shareholder approval for such program. The equity incentive plan amendments that we are asking our shareholders to approve pursuant to this Proposal No. 1 only permit a one-time option exchange program commenced within twelve months of the date of shareholder approval. For the full text of the amendments, please refer to the section below captioned “Text of Amendments to Equity Plans.”

       Reasons for the Option Exchange Program

The price of our ordinary shares, along with that of other North American Electronics Manufacturing Services (EMS) companies, has been significantly impacted by the worldwide economic downturn. From January 1, 2008 to June 1, 2009, share prices have declined approximately 46% within our industry, based on a weighted average percentage of the changes in the share prices of the company, Jabil Circuit, Inc., Sanmina-SCI Corporation, Celestica, Inc. and Benchmark Electronics, Inc. This decline compares with the approximately 31% share price decline of the NASDAQ Composite Index during the same period.

Market capitalization declines have been particularly pronounced in certain industries, such as the EMS industry, since October 2008. Contributing to these declines has been the dramatic decline in demand for the products we manufacture for our original equipment manufacturer customers, coupled with heightened concerns over credit availability for our customers. The continued slowing of the global economy has meaningfully reduced demand across virtually every product category and every geographic region in which we operate, creating one of the most challenging environments in our history.

These market factors have contributed to substantially all employee stock options granted by us prior to December 2008 being significantly underwater, particularly options that we have granted to our employees over the last seven years. As of June 1, 2009, exercise prices for outstanding underwater options that would be eligible to be surrendered for cancellation pursuant to the option exchange program ranged from $10.07 to $29.94, and are approximately 2.38 to 7.08 times above $4.23 per share, the closing price of our ordinary shares on the NASDAQ Global Select Market on such date. Our Board of Directors believes that these underwater options provide little motivational or retention value for our existing employees.

Our Board of Directors believes that allowing our employees the opportunity to exchange their underwater stock options for a lesser number of new at-the-money options (i.e., options that have an exercise price equal to the current trading price of our ordinary shares) would help us retain such employees as well as provide an additional incentive for our employees during these difficult economic times. The newly-issued options would include additional vesting requirements to enhance their retentive value and no options would be eligible to be exchanged that have exercise prices below $10, or if greater, the highest trading price of our ordinary shares in the 52-week period immediately preceding the date that we commence the exchange offer to employees. We plan to commence the exchange offer as soon as practicable after the extraordinary general meeting if our shareholders approve this Proposal No. 1. The option exchange program is intended to be a value neutral program from an accounting perspective. Therefore, we do not expect that the program would result in any material incremental increase in our share-based compensation costs. Furthermore, members of our Board of Directors and our executive officers would not be eligible to participate in this option exchange program. While these individuals also hold options that are significantly underwater, we have excluded them from participation in the option exchange program so that their equity incentive compensation remains more closely aligned with the interests of our shareholders.

While we are executing an aggressive strategy that we are confident will enable us to emerge from the downturn in the strongest possible position, we are concerned that the strain from these activities could adversely impact the morale and retention of our employees. In addition, as we discuss in more detail below, keeping the existing underwater options outstanding represents stock option dilution for our shareholders and compensation expense for the company even though the options provide minimal retentive value to our employees and may never be exercised. We believe that our proposed option exchange program would significantly mitigate our retention risk and create a positive solution for our employees and shareholders by reducing our stock option dilution and recapturing the compensation expense already recognized for the existing underwater options.

       Value to our Employees: Create a “Return on Investment” from our Equity Program

We are facing significant challenges relating to how we compensate our most talented employees in the current macroeconomic environment. Under normal circumstances, our success at attracting and retaining the “best and brightest” to expand our capabilities and institutional knowledge base requires us to recruit outside of the EMS industry. The majority of our extended management team has broad work experience with original equipment manufacturers and other high tech global companies. Because of the worldwide demand for talent, we believe that the use of non-cash incentives — such as a viable equity program — is essential to effectively attract and retain employees that match our current level of expertise and talent.

Our desire to maintain our overall stock dilution at or below the dilution levels of our peers and the broader market has limited our issuance of equity awards to a very select group of employees who have a direct impact on helping us to attain our operational and strategic objectives. Approximately 2-3% of our employee base receives equity awards, either at the time of hire or on an ongoing basis. It is critical for the “return on investment” of these equity awards to be meaningful, and we believe that the option exchange program will enable a positive return on investment for these employees.

In response to deteriorating macroeconomic conditions, we have implemented restructuring activities to improve the company’s operational efficiencies by reducing excess workforce and capacity. In addition, we have taken the following significant actions to reduce our global total compensation costs:

•	implemented a global salary freeze;

•	suspended company matching contributions to our 401(k) plan for all salaried (exempt) employees in the United States;

•	suspended in fiscal year 2010 company contributions to the deferred compensation accounts of our senior management team; and

•	taken other steps across our business to materially reduce our paid time off liability, expense for company provided cars, and expenses for the reimbursement of external education and training.

In the context of these pronounced benefit reductions and the challenges that we face in attracting and retaining employees that match our current level of expertise and talent, we believe that the exchange program will allow us to provide a meaningful, tangible benefit to our employees at little or no additional cost to the company.

       Benefits to our Shareholders: Reduced Overhang and Effective use of Compensation Expense

As of June 1, 2009, our stock option “overhang” (i.e., the total number of stock options outstanding as a percentage of our total ordinary shares outstanding) was 9.9%, based on approximately 80,045,643 employee stock options outstanding and 810,176,050 total ordinary shares issued and outstanding. Approximately 29.8 million of these outstanding options are held by employees who would be eligible to be included in the exchange program. We believe that keeping these underwater options outstanding provides little or no retentive value to our employees. Nevertheless, these options will remain in overhang until they are exercised, expire or are cancelled. By replacing these outstanding options with fewer at-the-money options, we would reduce our stock option overhang. The total overhang reduction is difficult to estimate and will only be known when the actual exchange is complete. However, if all eligible employees decided to tender their eligible underwater options in the exchange, and the fair values of the options received in the exchange are similar to our estimate of such fair values as of June 1, 2009, the option exchange program would reduce our overhang by approximately 16% (from 9.9% to 8.3%). In addition, in connection with the option exchange program, we will cancel five million ordinary shares currently available for grant under the SLR Plan, which will further reduce our overhang levels. Therefore, we expect that the option exchange program could meaningfully reduce the stock option dilution for our shareholders while helping us more effectively achieve the objectives of our equity program to attract, retain and motivate our employees.

Lastly, the option exchange program will allow us to more effectively utilize the compensation expense that we have already recognized or will recognize with respect to existing stock options. Generally, we recognize an expense that reduces our net income whenever we grant stock options to our employees. This share-based compensation expense is calculated at the time the option is granted (not exercised) in accordance with SFAS 123(R) and is recognized over the vesting period of the option. By implementing a value neutral exchange with additional vesting requirements for the replacement stock options, the granting of the replacement options should not result in any material incremental SFAS 123(R) costs to the company. Conversely, by allowing us to replace underwater options that have little or no retentive value with a lesser number of new at-the-money options, we believe that the exchange program would result in a meaningful, tangible benefit to our employees. Therefore, the exchange program would allow us to more efficiently utilize the share-based compensation expense that we have already recognized or will recognize in our financial statements. In addition, if approved, the option exchange program would allow us to reduce the number of equity awards that we otherwise would issue to employees in fiscal year 2010 as part of our annual compensation review process.

       Implementation of the Option Exchange Program

The implementation of the option exchange program is subject to the approval of our shareholders of this Proposal No. 1. If the program is commenced, eligible employees will be offered the opportunity to participate in the option exchange program pursuant to a written offer that will be distributed to all eligible employees. Eligible employees would be given at least 20 business days in which to accept the offer to surrender their eligible options for cancellation in exchange for fewer new stock options. The surrendered options would be cancelled and the new options would be granted upon the cancellation of the surrendered options. However, our Board of Directors reserves the right to postpone or cancel the program at any time before the actual exchange takes place.

Prior to the commencement of the option exchange program, we will file the written offer to exchange with the United States Securities and Exchange Commission, or SEC, as part of a tender offer statement on Schedule TO. Eligible employees and our shareholders will be able to review the offer to exchange, and other related documents filed by us with the SEC, free of charge on the SEC’s website at www.sec.gov.

       Terms of the Option Exchange Program

       Eligible Options

To be eligible for exchange pursuant to the option exchange program, an option must (i) have an exercise price of at least $10.00 per share, or if greater, the highest per share trading price of our ordinary shares for the 52-week period immediately preceding the date of the commencement of the option exchange program and (ii) have been granted at least 12 months prior to the commencement of the option exchange program. This approach seeks to exclude from the option exchange program those stock options which, because they had intrinsic value in the recent past, are more likely to have intrinsic value in the near future.

       Eligible Participants

The option exchange program would be open to all of our U.S. and international employees who hold eligible options, except for the following individuals:

•	members of our Board of Directors;

•	our executive officers; and

•	certain employees residing outside of the United States.

Although we intend to include our international employees in the option exchange program, we may exclude some employees if local law, expense, complexity, administrative burden or similar considerations would make their participation in the program illegal, inadvisable or impractical and where exclusion otherwise is consistent with our compensation policies with respect to that jurisdiction. To be eligible, an individual must be employed on the date the offer to exchange commences and remain employed through the date that the replacement options are granted. Therefore, the program is not available to former employees or retirees. As of June 1, 2009, there were approximately 2,272 employees who hold eligible options and would be eligible to participate in the option exchange program.

       Exchange Ratios

We refer to the number of options that an employee must surrender for cancellation in exchange for one new replacement option as the “exchange ratio.” The exchange ratios for the option exchange program would be based on the exercise price of the existing options that are surrendered for exchange and the estimated fair value of the options that would be received in the exchange. If our shareholders approve this Proposal No. 1, we will determine the exchange ratios shortly before the offer to exchange commences.

We intend to establish the exchange ratios by dividing the eligible options into at least two groups based on their current exercise prices and assigning an exchange ratio to each group that is designed to result in a value neutral exchange (calculated using the Black-Scholes option pricing model) for such group as a whole. The calculation of fair value using the Black-Scholes option pricing model takes into account many variables, such as the volatility of our ordinary shares, the remaining term of the applicable options, the exercise prices of such options, the trading price of our ordinary shares on the date of grant and the potential for forfeiture of such options if the service-based vesting requirements are not satisfied. As a result, the exchange ratios would not solely reflect the difference in the exercise prices of the existing options. Setting the exchange ratios in this manner will avoid the company having to recognize any material incremental compensation expense upon the issuance of the replacement options. However, because the exchange ratios would be set prior to the actual exchange of options under the program, it is possible that we would recognize some additional incremental compensation expense due to fluctuations in the trading price of our ordinary shares between the time the ratios are set and the date the replacement options are granted.

The exchange ratios have not been determined as of the date of this proxy statement. However, to illustrate the effect of the program on our outstanding options, we have set forth below an estimate of what the exchange ratios would be if they were set as of June 1, 2009, when the closing price of our ordinary shares on the NASDAQ Global Select Market was $4.23 per share.

		Weighted Average		Maximum Number of
Per Share Exercise	Number of Shares	Remaining Life of		Shares Underlying
Price of Eligible	Underlying Eligible	Eligible Options		Replacement Options
Options	Options	(Years)	Exchange Ratio	that may be Granted

$10.00 to $11.99	22,242,962	6.5	1.60 to 1	13,901,851
$12.00 or More	7,542,757	5.2	2.50 to 1	3,017,102

The total number of replacement options that an employee would receive in exchange for the surrender of eligible options would be determined, on a grant-by-grant basis, by converting the number of shares underlying the eligible option according to the appropriate exchange ratio and rounding down to the nearest whole share. For example, using the example exchange ratios set forth above, if an employee were to surrender 100 eligible options with an exercise price of $17 per share, the employee would receive 40 replacement options (100 divided by 2.50, rounded down to the nearest whole share) in exchange for the surrendered options. Likewise, if the employee surrendered 100 eligible options with an exercise price of $11 per share, the employee would receive 62 replacement options (100 divided by 1.60, rounded down to the nearest whole share). The exercise prices of the new replacement options will equal the closing price of our ordinary shares on the NASDAQ Global Select Market on the date of the exchange.

Assuming the use of the illustrative exchange ratios and the estimated number of eligible options set forth above, if all eligible options are surrendered for cancellation in the option exchange program, the total maximum number of ordinary shares underlying replacement options would be 16,918,953 shares, resulting in a reduction of 12,866,766 ordinary shares subject to outstanding employee stock options.

       Election to Participate

Participation in the option exchange program would be completely voluntary and eligible employees would be permitted to exchange all or none of their eligible options on a grant-by-grant basis. If an employee declines to participate in the exchange program with respect to all or a portion of his or her eligible option grants, all existing stock options that are not surrendered will remain outstanding subject to their existing terms, including vesting schedules, expiration dates and exercise prices.

If you are both a shareholder and an employee who would be eligible to participate in the option exchange program, your vote to approve this Proposal No. 1 does not constitute an election to participate in the exchange program.

       Terms of Replacement Options

All replacement options would be non-qualified stock options granted under the 2001 Plan, the 2002 Plan or the SLR Plan. As stated above, the exercise price of all replacement options received in exchange for the surrender of existing eligible options would be equal to the closing price of our ordinary shares on the date of grant. All replacement options will have a new exercise term of seven years. In addition, each replacement option would be subject to a new vesting schedule based on the time remaining in the existing vesting schedule of the options surrendered for cancellation in the exchange. The table below sets forth the new vesting schedules that would apply to the replacement options:

Time Remaining in Existing Vesting Schedule:	New Vesting Schedule:

Two Years or Less	Two Years (with 25% of the options vesting on the first anniversary of the grant date and the remaining options vesting in 12 equal monthly installments thereafter)

Two – Three Years	Three Years (with 25% of the options vesting on the first anniversary of the grant date and the remaining options vesting in 24 equal monthly installments thereafter)

Three – Four Years	Four Years (with 25% of the options vesting on the first anniversary of the grant date and the remaining options vesting in 36 equal monthly installments thereafter)

An employee would not be able to exercise his or her replacement options prior to the time such options have vested in accordance with the schedule listed above. If any employee ceases to provide services to the company prior to the end of the vesting period for any reason, all unvested options would be forfeited, subject to the provisions of the 2001 Plan, the 2002 Plan or the SLR Plan, as the case may be. The other terms and conditions of the replacement options would be set forth in new grant agreements to be entered into as of the grant date. Any additional terms of the replacement options would be comparable to the terms and conditions of the options surrendered in the option exchange.

The new vesting schedules of the replacement options will correspond to the typical vesting schedule of our employee stock options. In general, options outstanding under our equity incentive plans have a term of seven to ten years and a vesting schedule of four years, with 25% of the options vesting on the first anniversary of the grant date and the remaining options vesting in equal monthly installments over the remaining three years. In designing the term and vesting schedules of the replacement options, we considered various alternatives, such as applying the weighted average term of the existing eligible options to the replacement options. However, we believe that the use of a seven-year term for all replacement options is appropriate because it enables us to apply a longer associated vesting schedule, which enhances the retentive power of the replacement awards. In addition, the seven-year term of the replacement options would be reflected in the exchange ratios used in the option exchange program.

       Cancellation of Surrendered Options

All options that are surrendered pursuant to the option exchange program will be cancelled, and replacement options will be granted upon the cancellation of the surrendered options. In addition, in order to reduce our stock option overhang and minimize dilution for our shareholders, we will cancel five million ordinary shares reserved and available for future grant under the SLR Plan in connection with the option exchange program. All other ordinary shares subject to options cancelled in the exchange program will be returned to the share reserve of the applicable equity incentive plan under which the surrendered options were originally granted and will be available for future grant under such plan, except that shares subject to cancelled options granted under certain of our prior and assumed plans that have been consolidated into the 2001 Plan will be available for future issuance under the 2001 Plan.

       Potential Modifications to Terms

It is currently our intention to make the option exchange program available to all of our eligible employees (other than directors and executive officers), including eligible employees located in jurisdictions outside of the United States, where the exchange is permitted by local law and we determine that it is feasible and practical for such employees to participate consistent with our compensation policies with respect to a particular jurisdiction. It is possible that we would need to make modifications to the terms of the option exchange program for any offers made to employees outside of the United States in order to comply with local requirements, or for tax or accounting reasons.

       Accounting Impact

We have adopted the provisions of SFAS 123(R), which requires employee equity awards to be accounted for in our financial statements under the fair value method. Generally, when we grant new share-based awards, we recognize compensation expense for the fair value of such awards, which we recognize over the vesting schedule of the award. However, under these rules, the exchange of options pursuant to the option exchange program will be characterized as a modification of the existing option awards and no additional expense will be recognized if the modification is value neutral. To be value neutral under SFAS 123(R), the fair value of the stock options surrendered as calculated immediately prior to their surrender must be at least equal to the fair value of the stock options received by employees in the option exchange program. As described above, we use the Black-Scholes option pricing model to determine the fair value of all stock options granted to employees. When we establish the exchange ratios immediately prior to the commencement of the exchange offer, we intend to set exchange ratios that will not cause us to incur any material incremental share-based compensation expense. However, if there are fluctuations in the trading price of our ordinary shares between the date the ratios are established and the effective date of the exchange, there is some risk of incremental compensation expense.

Any previously unrecognized compensation expense from the surrendered stock options and incremental compensation costs, if any, associated with the new stock options received in the option exchange program will be recognized over the vesting period of the new options.

       U.S. Federal Income Tax Consequences

The following is a general summary as of the date of this proxy statement of the United States federal income tax consequences to the company and the employees who would be eligible to participate in the option exchange program. Tax laws may change and the federal, state and local tax consequences for any participating employee will depend upon his or her individual circumstances. The following general description does not constitute tax advice and should not be relied upon as such. Each participating employee is encouraged to seek the advice of a qualified tax adviser regarding the tax consequences of participation in the option exchange program. In addition, the following discussion does not purport to describe state or local income tax consequences in the United States, nor tax consequences for participants who are subject to tax in other countries.

The surrender of options for cancellation in the option exchange program in exchange for new options should be treated as a non-taxable exchange for U.S. federal income tax purposes, provided that the new stock options have an exercise price equal to the fair market value of our ordinary shares on the date of grant. Therefore, neither the company nor any of our employees should recognize any income for U.S. federal income tax purposes upon the grant of the replacement options. However, there is no assurance that the Internal Revenue Service would not adopt a contrary position. All new stock options granted under the option exchange program will be non-qualified stock options for U.S. federal income tax purposes. The tax consequences of the option exchange program in foreign jurisdictions may differ from the U.S. federal income tax consequences, and will depend on applicable foreign tax rules and regulations.

       Plan Benefits Relating to the Option Exchange Program

The members of our Board of Directors and our executive officers will not be eligible to participate in the option exchange program. With respect to those employees who are eligible to participate in the option exchange program, the decision to participate in the program is voluntary and, therefore, we are not able to predict:

•	who would participate in the program;

•	how many options would be surrendered for cancellation by any particular group of employees pursuant to the program; or

•	how many new options would be granted pursuant to the program.

Mr. Greg Westbrook, who serves as our President, VistaPoint Technologies, was an executive officer of the company during the 2009 fiscal year. Because he is no longer an executive officer, Mr. Westbrook would be eligible to participate in the option exchange program if it is approved by our shareholders. Mr. Westbrook holds options to purchase 240,000 shares at $10.53 per share and options to purchase 400,000 shares at $10.59 per share.

       Effect of Option Exchange Program on Shareholders

Although we are not able to predict the precise impact of the option exchange program on our shareholders because of the voluntary nature of the program, we have designed the program in a manner intended to ensure, from an accounting perspective, that the value of the options granted in the program is not materially greater than the value of the options surrendered. In addition, the option exchange program is intended to reduce our stock option overhang and minimize the stock option dilution for our shareholders, while effectively advancing the objectives of our equity program to attract, retain and motivate our employees. Lastly, because the program is designed to be value neutral, it is also intended to more effectively recapture value from the share-based compensation expense that we have already recognized or will recognize in our financial statements.

       Text of Amendments to Equity Plans

Shareholder approval of the option exchange program is required by the terms of certain of our existing equity incentive plans and by the listing qualifications of The Nasdaq Stock Market LLC. Therefore, we are asking our shareholders pursuant to this Proposal No. 1 to approve amendments to such equity incentive plans to permit the one-time option exchange program notwithstanding any provision to the contrary in the respective plans. The following equity incentive plans would be amended by this Proposal No. 1:

•	the 2001 Plan, the 2002 Plan, our 2004 Award Plan for New Employees, which we refer to as the 2004 Plan, and the SLR Plan; and

•	the following prior and assumed plans, which have been consolidated into the 2001 Plan and which we refer to below as the Consolidated Plans: our 1993 Share Option Plan, the Chatham Technologies, Inc. 1997 Stock Option Plan and The Dii Group, Inc. 1994 Stock Incentive Plan.

The amendments to the aforementioned equity incentive plans, which we refer to below as the amended plans, would read substantially as follows:

Notwithstanding any other provision of this Plan to the contrary, upon approval of this provision by the Company’s shareholders, the Board, the Committee or any designee of the Board or the Committee may provide for, and the Company may implement, a one-time Option exchange offer, pursuant to which certain outstanding Options would, at the election of the holder of such Options, be surrendered to the Company for cancellation, whereupon the surrendered Options shall terminate and have no legal effect whatsoever, in exchange for the grant of a lesser number of new Options, which new Options will have reduced Exercise Prices and different vesting and expiration periods from the surrendered Options; provided, however, that such offer shall be commenced within twelve months of the date of such shareholder approval. For the avoidance of doubt, the surrendering and cancellation of the Options shall not at any time, result in the Company acquiring, directly or indirectly, a right or interest in the surrendered Options.

       Summary of the 2001 Plan

All replacement options issued in the option exchange program will be granted under either the 2002 Plan, the SLR Plan or the 2001 Plan. Replacement options received in exchange for options originally granted under the 2002 Plan or the SLR Plan, will be granted under the 2002 Plan and the SLR Plan, respectively. Replacement options received in exchange for options originally granted under the 2004 plan will be granted under the 2001 Plan, the 2002 Plan or the SLR Plan. All other replacement options will be granted under the 2001 Plan. We have summarized below the principal features of the 2001 Plan. A summary of the other amended plans, including the 2002 Plan and the SLR Plan, is included in the section below captioned “Summary of the Other Amended Plans.” These summaries are not complete descriptions of all of the provisions of the amended plans and are qualified in their entirety by reference to the full text of the amended plans as proposed to be amended, which we have filed electronically and is available on the SEC’s website at www.sec.gov. Such text is not included in the printed version of this proxy statement.

       Shares Available for Awards

Our Board of Directors adopted the 2001 Plan in August of 2001 and our shareholders approved the Board’s adoption of the plan in September 2001 with an initial reserve of 7,000,000 ordinary shares. Subsequently, the Board and our shareholders approved increases in the share reserve by an aggregate of 55,000,000 ordinary shares. In addition, in 2004, the Board and our shareholders approved the consolidation of prior and assumed stock plans of the company into the 2001 Plan. The combined effect of these actions brought the total number of shares issued or issuable under the 2001 Plan to 62,000,000 ordinary shares, plus ordinary shares issued or issuable pursuant to stock awards available for grant under the 2001 Plan as a result of the forfeiture, expiration or termination of options granted under the prior and assumed plans (if such ordinary shares are issued under such other stock options, they will not become available under the 2001 Plan) and shares that were available for grant under such plans at the time of the consolidation of such plans into the 2001 Plan. As of April 22, 2009, there were 15,437,381 ordinary shares available for issuance pursuant to additional awards under the 2001 Plan.

As described above, all shares underlying options surrendered for cancellation in the option exchange program that were granted pursuant to the 2001 Plan or pursuant to the Consolidated Plans will be returned to the share reserve of the 2001 Plan. In addition, shares underlying all replacement options granted pursuant to the option exchange program will be granted out of the 2001 Plan, except with respect to options issued in exchange for surrendered options originally granted out of the 2002 Plan, the 2004 Plan (which may be granted out of the 2001 Plan, the 2002 Plan or the SLR Plan) and the SLR Plan.

       Administration

The 2001 Plan contains two separate equity incentive programs: a discretionary stock option/share bonus program and an automatic stock option grant program. The discretionary program is administered by the Compensation Committee, which is referred to in this section as the plan administrator. The plan administrator has complete discretion, subject to the provisions of the 2001 Plan, to authorize option grants and awards of share bonuses under the 2001 Plan. All grants under the automatic option grant program must be made in strict compliance with the provisions of that program, and no administrative discretion may be exercised by the plan administrator with respect to the automatic grants.

       Eligibility

Our executive officers, members of our Board of Directors, and all of our employees and those of our subsidiaries are eligible to be selected as award recipients under the discretionary program of the 2001 Plan. Non-employee directors may also participate in the automatic option grant program, unless such participation is prohibited or restricted, either absolutely or subject to various securities law requirements then in effect in the jurisdiction in which such director is a resident. Non-employee directors may not receive awards pursuant to the discretionary program in excess of an aggregate of 100,000 ordinary shares per calendar year. In addition, any one participant in the 2001 Plan may not receive awards for more than 6,000,000 ordinary shares in the aggregate per calendar year under the 2001 Plan.

As of June 1, 2009, eight executive officers, eight non-employee directors and approximately 2,750 employees were eligible to participate in the discretionary stock option/share bonus program under the 2001 Plan, and eight non-employee directors were eligible to participate in the automatic option grant program.

       Transferability

In general, awards granted under the 2001 Plan may not be transferred in any manner other than by will or by the laws of descent and distribution. Awards may be transferred to family members through a gift or domestic relations order. Subject to applicable laws, certain optionees who reside outside of the United States and Singapore may assign their award to a financial institution located outside of the United States and Singapore.

       Equity Incentive Programs

            Discretionary Stock Option/ Share Bonus Program

Options may be granted under the discretionary program at an exercise price per share not less than 100% of the fair market value of our ordinary shares on the option grant date. Each option granted under this program generally is exercisable as determined by the plan administrator. However, no option may be exercisable more than 10 years after the date of grant, and options granted to non-employees may not be exercisable more than five years after the date of grant.

Options granted under the 2001 Plan generally may be exercised as to vested shares for a period of time after the termination of the option holder’s service to the company. Generally, the plan administrator has complete discretion to extend the period following the optionee’s cessation of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability or vesting of such options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee’s actual cessation of service.

Singapore law prevents us from granting certain forms of restricted stock. As a result, we expanded our compensation program in 2004 by adding share bonus awards — either an outright grant of shares or a type of contingent stock award sometimes referred to as restricted stock units — as a type of award under the 2001 Plan. Contingent share bonuses vest upon satisfaction of conditions determined by the plan administrator and communicated to the potential recipient in advance. As the conditions to the issuance of shares must be met in advance, the shares when issued are not subject to vesting and no additional payment is required (satisfaction of the condition(s) being viewed as a form of payment). The condition(s) to issuances of shares under a share bonus award could be a single requirement, such as remaining in the company’s service for a period of time, or many requirements, such as meeting individual or company-wide performance goals. Subject to waiver in cases of death, disability or termination of service, any share bonus awards which vest based on performance goals are subject to a minimum performance period of one year, and any share bonus awards with vesting based solely on the passage of time and continued service to the company are subject to a minimum performance period of three years. However, up to 5% of the total shares reserved and available for issuance under the 2001 Plan may be granted as share bonus awards that do not satisfy these minimum performance or service periods.

            Automatic Option Grant Program

Under the automatic option grant program, each individual who initially becomes a non-employee director will automatically be granted at that time options to purchase 25,000 ordinary shares. In addition, on the date of each annual general meeting, continuing non-employee directors will automatically be granted options to purchase 12,500 ordinary shares.

Each option granted under this program must have an exercise price per share equal to 100% of the fair market value of our ordinary shares on the grant date and a maximum term of five years. Each option becomes exercisable as to 25% of the total shares one year after the date of grant and as to 1/48th of the total shares each month thereafter.

Each automatic option grant will automatically accelerate upon an acquisition of the company by merger or asset sale or a hostile change in control of the company. In addition, upon the successful completion of a hostile take-over, each automatic option grant which has been outstanding for at least six months may be surrendered to us for a cash distribution per surrendered option in an amount equal to the excess of (a) the take-over price per share over (b) the exercise price payable per share.

       Valuation

The fair market value of our ordinary shares on any relevant date under the 2001 Plan is the closing sales price per share on that date on the NASDAQ Global Select Market. As of June 1, 2009, the closing price of our ordinary shares on the NASDAQ Global Select Market was $4.23 per share.

       Adjustments

In the event any change is made to our outstanding ordinary shares by reason of any recapitalization, bonus issue, stock split, combination of shares, exchange of shares or other changes affecting the outstanding shares as a class, appropriate adjustments will be made to the maximum number and/or class of securities issuable under the 2001 Plan, the maximum number and/or class of securities for which any participant may be granted awards over the term of the 2001 Plan or that may be granted generally under the terms of the 2001 Plan, the number and/or class of securities and price per share in effect under each outstanding award, and the number and/or class of securities for which automatic option grants are to be subsequently made to newly-elected or continuing non-employee directors.

       Acceleration

In accordance with the provisions of the 2001 Plan (with respect to stock options), except for grants made under the automatic option grant program described above, in the event of a dissolution or liquidation or if we are acquired by merger or asset sale or in the event of other change of control events, each outstanding option under the discretionary program shall automatically accelerate so that each such option shall, immediately prior to the effective date of such transaction, become fully vested with respect to the total number of shares then subject to such option. However, subject to the specific terms of a given option award, vesting shall not so accelerate if, and to the extent that, such option is either to be assumed or replaced with a comparable right covering shares of the capital stock of the successor corporation or parent thereof or is replaced with a cash incentive program of the successor corporation which preserves the inherent value of the award existing at the time of such transaction. The form of grant agreement for certain of the share bonus awards granted to our employees, including our executives, contains a change of control provision substantially the same as the one described above.

The acceleration of vesting in the event of a change in the ownership or control of the company may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the company.

       Payment for Shares

The consideration for shares to be issued under the 2001 Plan may be paid in cash, by executing a same-day sale or margin commitment transaction, by cancellation of indebtedness, by conversion of a convertible note issued by us or through a waiver of compensation due.

       Amendment and Termination

Our Board of Directors may at any time amend or modify the 2001 Plan in any or all respects, except that any such amendment or modification may not adversely affect the rights of any holder of an award previously granted under the 2001 Plan unless such holder consents. The Board may terminate the 2001 Plan at any time. In addition, the automatic option grant program may not be amended more frequently than once every six months, other than to the extent necessary to comply with applicable U.S. income tax laws and regulations. Moreover, without the approval of our shareholders, the Board may not:

•	amend the 2001 Plan to materially increase the maximum number of ordinary shares issuable under the 2001 Plan, the number of ordinary shares for which options may be granted to newly-elected or continuing non-employee directors, or the maximum number of ordinary shares for which any one individual participating in the 2001 Plan may be granted options;

•	materially modify the eligibility requirements for participation in the 2001 Plan; or

•	materially increase the benefits accruing to participants in the 2001 Plan.

       Term of the 2001 Plan

Unless terminated earlier, the 2001 Plan will continue until August 2011, 10 years after the date the 2001 Plan was adopted by our Board of Directors.

       U.S. Federal Income Tax Consequences of Option Grants and Share Bonus Awards

The following is a general summary as of the date of this proxy statement of the United States federal income tax consequences to the company and the directors, officers and employees participating in the 2001 Plan. Tax laws may change and the federal, state and local tax consequences for any participating employee will depend upon his or her individual circumstances. The following general description does not constitute tax advice and should not be relied upon as such. Each participating employee has been and is encouraged to seek the advice of a qualified tax adviser regarding the tax consequences of participation in the 2001 Plan. In addition, the following discussion does not purport to describe state or local income tax consequences in the United States, nor tax consequences for participants who are subject to tax in other countries.

Options granted under the 2001 Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended or non-statutory options which are not intended to meet such requirements. In general, the United States federal income tax treatment for the two types of options differs as follows:

Incentive Stock Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised unless the optionee is subject to the alternative minimum tax or the optionee exercises the option more than three months after the termination of his or her employment with us. The optionee will, however, recognize taxable income in the year in which the acquired shares are sold or otherwise disposed of. For United States federal income tax purposes, dispositions are either qualifying or disqualifying dispositions. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two years after the option grant date and more than one year after the date on which the shares are transferred to the optionee pursuant to the option’s exercise. Upon a qualifying disposition, any gain or loss, generally measured by the difference between the amount realized on the sale of shares and the option exercise price, will be treated as capital gain or loss. However, if either of the two holding period requirements set forth above is not satisfied, then a disqualifying disposition results. Upon a disqualifying disposition, the optionee generally recognizes ordinary income in the amount of the lesser of (i) the difference between the fair market value of the shares at the time of the option’s exercise and the option’s exercise price, or (ii) the difference between the amount realized on the sale and the option’s exercise price. Any ordinary income recognized is added to the optionee’s basis for purposes of determining any additional gain on the sale; any such additional gain will be capital gain.

If the optionee makes a disqualifying disposition of the acquired shares, we may be entitled to a deduction from our U.S. taxable income for the taxable year in which such disposition occurs, equal to the amount of ordinary income the employee recognizes. In no other instance will we be allowed a deduction with respect to the optionee’s disposition of the acquired shares.

Non-Statutory Options. Taxable income generally is not recognized by an optionee upon the grant of a non-statutory option. The optionee will, in general, recognize ordinary income in the year in which the option is exercised, equal to the excess of the fair market value of the acquired shares on the exercise date over the exercise price paid for the shares, and we will be entitled to a deduction with respect to, and be required to satisfy the tax withholding requirements applicable to, such income.

Share bonuses. Upon issuance of shares pursuant to a share bonus award, the employee will have ordinary income in the amount of the fair market value of the issued stock on the date of issuance. Any further gain or loss upon disposition of the stock will be short- or long-term capital gain or loss, depending on the employee’s holding period as measured from the date of issuance. We will generally have a withholding obligation, and be entitled to a deduction, in the amount the employee recognizes as ordinary income.

Section 162(m). Any United States income tax deductions that would otherwise be available to us may be subject to a number of restrictions under the Internal Revenue Code, including Section 162(m), which, under guidance issued by the Internal Revenue Service, can limit the deduction for compensation paid to our Chief Executive Officer and our three most highly compensated executive officers other than the Chief Executive Officer and the Principal Financial Officer.

       Summary of the Other Amended Plans

The U.S. federal income tax consequences of awards granted under the equity incentive plans (other than the 2001 Plan) that are proposed to be amended to allow for the option exchange program are the same as the consequences for similar awards granted under our 2001 Plan.

The material terms of the 2002 Plan and the 2004 Plan are substantially the same as the terms of the 2001 Plan, except that the 2004 Plan may be amended at the discretion of our Board of Directors, subject to compliance with the shareholder approval requirements of The NASDAQ Stock Market LLC. In addition, the 2002 Plan and the 2004 Plan differ from the 2001 Plan with respect to the duration of the plans, available shares under the plans, numerical limitations on individual awards and eligibility for participation in the plans. For a summary of these and other material terms of the 2002 Plan and the 2004 Plan, please see footnotes

(4) and (5) to the Equity Compensation Plan Information table immediately following this Proposal No. 1, which are incorporated into this proposal by this reference. A summary of the SLR Plan is provided below.

No additional grants may be made pursuant to any of the Consolidated Plans. Any ordinary shares that become available for future grant as a result of the forfeiture, expiration or termination of outstanding stock awards under such plans may only be granted under the 2001 Plan. As noted above, the replacement options that would be issued in the option exchange program would only be issued pursuant to the 2001 Plan, the 2002 Plan and the SLR Plan.

Outstanding awards issued under the Consolidated Plans include incentive stock options and nonqualified stock options. Options outstanding under the Consolidated Plans generally vest over four years and generally expire 10 years from the date of grant. Options outstanding under Consolidated Plans assumed by the company have been converted into options to purchase our ordinary shares on the terms specified in the applicable acquisition agreement, but are otherwise administered in accordance with terms of the assumed plans.

       Summary of the SLR Plan

In connection with the acquisition of Solectron Corporation on October 1, 2007, we assumed the SLR Plan, including all outstanding options to purchase Solectron Corporation common stock with exercise prices equal to, or less than, $5.00 per share. Each assumed option was converted into an option to acquire our ordinary shares at the applicable exchange rate of 0.345. As a result, we assumed approximately 7.4 million vested and unvested options outstanding under the plan at the time of the acquisition. In addition, all shares of Solectron Corporation common stock reserved and available for future grant under the SLR Plan at the time of the acquisition were converted into a share reserve of our ordinary shares at the applicable exchange rate. Following the assumption of the SLR Plan, we had reserved approximately 19.4 million ordinary shares for future grant under the plan, plus any ordinary shares that might be returned to the plan as the result of the forfeiture, expiration or termination of outstanding awards under the plan. We will cancel 5 million ordinary shares available for future grant under the SLR plan in connection with the option exchange program.

Unless terminated earlier, the SLR Plan will continue until November 2011, 10 years after the date the SLR Plan was adopted by the Solectron Corporation Board of Directors. During the remaining term of the SLR Plan, we may use the plan to grant incentive stock options and nonqualified stock options to any employees who were not employed by us at the time the Solectron acquisition was consummated. Options granted under the SLR Plan generally have an exercise price of not less than the fair value of the underlying ordinary shares on the date of grant. Such options generally vest over four years and generally expire 10 years from the date of grant. In addition, options granted under the SLR Plan generally may not be transferred in any manner other than by will or by the laws of descent and distribution. Under the SLR Plan, no individual may receive options to purchase more than 258,750 of our ordinary shares in any fiscal year. The other material terms of the SLR Plan are substantially the same as the terms of the 2001 Plan, except with respect to certain differences in the treatment of options following a termination of service or a fundamental corporate transaction.

Unvested options outstanding under the SLR Plan are generally forfeited following an employee’s termination of service with the company, unless otherwise provided in the option agreement. Vested options may be exercised following termination of service for such period designated in the option agreement, or six months (in the case of a disability, as defined in the plan), nine months (in the case of the holder’s death) or 60 days (if the termination is for any other reason). In the event of a dissolution or liquidation of the company, the vesting of options may be accelerated by the plan administrator and vested options may be exercised until ten days prior to the transaction. In addition, if we are acquired by merger or asset sale or in certain other events involving a change of control of the company, the vesting of each outstanding option shall automatically accelerate immediately prior to the effective date of such transaction with respect to the total number of shares then subject to such option. However, vesting shall not so accelerate if such award is assumed or replaced with an equivalent option or right substituted by the successor corporation or parent or subsidiary thereof, including a right to receive the consideration received by our shareholders in the transaction.

       Shareholder Approval

This proposal to amend certain of our equity incentive plans to allow for a one-time option exchange program will be approved if the votes cast in favor of the proposal exceed the votes cast against the proposal. If our shareholders approve this proposal, we intend to commence the option exchange program as soon as practicable after the extraordinary general meeting, but in no event later than twelve months after the date our shareholders approve the proposal. If our shareholders do not approve the proposal, the option exchange program will not take place.

Our Board recommends a vote “FOR”
the proposal to approve amendments to certain of our existing equity incentive plans to allow for a one-time stock option exchange program.

EQUITY COMPENSATION PLAN INFORMATION

As of March 31, 2009, we maintained the 2001 Plan, the 2002 Plan, the 2004 Plan and the SLR Plan. None of the 2004 Plan, the 2002 Plan or the SLR Plan have been approved by our shareholders. The following table provides information about equity awards under all of these equity incentive plans as of March 31, 2009.

	Number of Ordinary		Number of Ordinary Shares
	Shares to		Remaining Available for
	be Issued Upon Exercise	Weighted-Average	Future Issuance Under Equity
	of Outstanding Options	Exercise Price of	Compensation Plans
	and Vesting of Share	Outstanding	(Excluding Ordinary Shares
	Bonus Awards	Options (1)	Reflected in Column (a))
Plan Category	(a)	(b)	(c)

Equity compensation plans approved by shareholders	68,751,363 (2)	$8.85	15,462,381 (3)
Equity compensation plans not approved by shareholders (4), (5), (6), (7)	16,430,767 (8)	$11.37	23,433,234 (9)

Total	85,182,130	$9.26	38,895,615

(1)	The weighted-average exercise price does not take into account ordinary shares issuable upon the vesting of outstanding share bonus awards, which have no exercise price.

(2)	Includes 6,336,730 ordinary shares issuable upon the vesting of share bonus awards granted under the 2001 Plan. The remaining balance consists of ordinary shares issuable upon the exercise of outstanding stock options. Approximately 3.1 million shares subject to share bonus awards are subject to performance criteria which management of the company believes are not probable of being achieved and these awards are not expected to vest.

(3)	Consists of ordinary shares available for grant under the 2001 Plan and shares available under prior company plans and assumed plans that were consolidated into the 2001 Plan. The 2001 Plan provides for grants of up to 62,000,000 ordinary shares, plus ordinary shares issued or issuable pursuant to stock awards available for grant as a result of the forfeiture, expiration or termination of options granted under such consolidated plans (if such ordinary shares are issued under such other stock options, they will not become available under the 2001 Plan) and shares that were available for grant under such plans at the time of the consolidation of such plans into the 2001 Plan.

(4)	The 2004 Plan was established in October 2004 and, unless earlier terminated by our Board of Directors, will continue until October 21, 2014. The purpose of the 2004 Plan is to provide incentives to attract, retain and motivate eligible persons whose potential contributions are important to our success by offering such persons an opportunity to participate in our future performance through stock awards. Awards under the 2004 Plan may be granted only to persons who: (a) were not previously an employee or director of the company or (b) have either (i) completed a period of bona fide non-employment by the company of at least one year, or (ii) are returning to service as an employee of the company, after a period of bona fide non-employment of less than one year due to our acquisition of such person’s employer; and then only as an incentive to such persons entering into employment with us. We may grant nonqualified stock options and share bonus awards under the 2004 Plan. The 2004 Plan provides for grants of up to 10,000,000 shares. The exercise price of options granted under the 2004 Plan is determined by the Compensation Committee and may not be less than the fair market value of the underlying stock on the date of grant. Options granted under the 2004 Plan generally vest over four years and expire 10 years from the date of grant. Unvested options are forfeited upon termination of employment. Share bonus awards generally vest in installments over a three- to five-year period and unvested share bonus awards are also forfeited upon termination of employment.

(5)	Our 2002 Plan was adopted by our Board of Directors in May 2002 and, unless earlier terminated by our Board of Directors, will continue until May 6, 2012. The adoption of the 2002 Plan was necessitated by our internal growth, our multiple acquisitions and the requirement to provide equity compensation for employees consistent with competitors and peer companies. The Board reserved an aggregate of 20,000,000 ordinary shares for issuance under the 2002 Plan. The 2002 Plan provides for the grant of nonqualified stock options and share bonus awards. Grants of awards to executives and non-employee directors may not exceed 49% of the shares reserved for grant under the plan. Options granted under the 2002 Plan generally have an exercise price of not less than the fair market value of the underlying ordinary shares on the date of grant. Options granted under the 2002 Plan generally vest over four years and expire 10 years from the date of grant. Unvested options are forfeited upon termination of employment. Share bonus awards generally vest in installments over a three- to five-year period and unvested share bonus awards are also forfeited upon termination of employment.

(6)	We have assumed equity incentive plans in connection with the acquisition of certain companies. Options to purchase a total of 7,202,654 ordinary shares under such assumed plans remained outstanding as of March 31, 2009. These options have a weighted-average exercise price of $8.62 per share. These options have been converted into options to purchase our ordinary shares on the terms specified in the applicable acquisition agreement, but are otherwise administered in accordance with terms of the assumed plans. Options under the assumed plans generally vest over four years and expire 10 years from the date of grant.

(7)	In connection with the acquisition of Solectron Corporation on October 1, 2007, we assumed the SLR Plan, including all outstanding options to purchase Solectron Corporation common stock with exercise prices equal to, or less than, $5.00 per share. Each assumed option was converted into an option to acquire our ordinary shares at the applicable exchange rate of 0.345. As a result, we assumed approximately 7.4 million vested and unvested options with exercise prices ranging from between $5.45 and $14.41 per ordinary share. We may grant incentive stock options and nonqualified stock options under the SLR Plan. Options granted under the SLR Plan generally have an exercise price of not less than the fair value of the underlying ordinary shares on the date of grant. Such options generally vest over four years and expire 10 years from the date of grant. Unvested options are forfeited upon termination of employment.

(8)	Includes 4,120,175 ordinary shares issuable upon the vesting of share bonus awards granted under the 2002 Plan and the 2004 Plan. The remaining balance consists of ordinary shares issuable upon the exercise of outstanding stock options.

(9)	As of March 31, 2009, 1,101,270 ordinary shares remained available for grant under the 2002 Plan and 3,890,879 ordinary shares remained available for grant under the 2004 Plan. There were approximately 18.4 million shares available for grant under the SLR Plan.

COMPENSATION COMMITTEE REPORT

The information contained under this “Compensation Committee Report” shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any filings under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or be subject to the liabilities of Section 18 of the Exchange Act, except to the extent that we specifically incorporate this information by reference into any such filing.

The Compensation Committee of the Board of Directors of the company has reviewed and discussed with management the Compensation Discussion and Analysis beginning on page 20 of this proxy statement. Based on this review and discussion, the Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the company’s proxy statement for the July 13, 2009 extraordinary general meeting of shareholders.

Submitted by the Compensation Committee of the Board of Directors:

James A. Davidson
Rockwell A. Schnabel

COMPENSATION DISCUSSION AND ANALYSIS

In this section, we discuss the material elements of our compensation programs and policies, including the objectives of our compensation programs and the reasons why we pay each element of our executives’ compensation. Following this discussion, you will find a series of tables containing more specific details about the compensation earned by, or awarded to the following individuals, whom we refer to as the named executive officers or NEOs. This discussion focuses on compensation and practices relating to the named executive officers for our 2009 fiscal year:

Name	Position

Michael M. McNamara	Chief Executive Officer

Paul Read	Chief Financial Officer[1]

Michael J. Clarke	President, Infrastructure

Sean P. Burke	President, Computing

Carrie L. Schiff	Senior Vice President and General Counsel

Thomas J. Smach	Former Chief Financial Officer[2]

(1)	Paul Read was appointed Chief Financial Officer effective June 30, 2008.
(2)	Thomas J. Smach resigned as Chief Financial Officer effective June 30, 2008.

Compensation Committee

The Compensation Committee of our Board of Directors (referred to in this discussion as the Committee) seeks to align our compensation philosophy and objectives with our business strategy. On an annual basis, the Committee conducts a comprehensive review of our overall compensation strategy and competitive positioning, and recommends to our Board the compensation of our Chief Executive Officer and all other executive officers. The Committee also oversees management’s decisions concerning the compensation of other company officers, administers our equity compensation plans, and evaluates the effectiveness of our overall executive compensation programs.

Independent Consultants and Advisors

The Committee has the authority to retain and terminate any independent, third-party compensation consultants and to obtain advice and assistance from internal and external legal, accounting and other advisors. During our 2009 fiscal year, the Committee engaged Frederic W. Cook & Co., Inc. (referred to in this discussion as F.W. Cook) as its independent adviser for certain executive compensation matters. F.W. Cook was retained by the Committee to provide an independent review of the company’s executive compensation programs, including an analysis of both the competitive market and the design of the programs. As part of its report to the Committee, F.W. Cook selected peer companies, and provided competitive compensation data, benchmarking and analysis relating to the compensation of our Chief Executive Officer and our other executives and senior officers. The Committee relied on input from F.W. Cook in evaluating management’s recommendations and arriving at the Committee’s recommendations to the Board with respect to the elements of compensation discussed below in this discussion and analysis. However, in December 2008, the Committee recommended and our Board approved modifications to our annual incentive bonus plan and additional equity grants for our employees, including our executives, and in March 2009, the Committee recommended and our Board approved additional equity grants for our Chief Executive Officer. The Committee and our Board took these additional actions in order to better align our annual incentive bonus plan with our business strategy and to retain and incentivize our employees, including our executives. These actions were not part of the more formal annual compensation review and, accordingly, were not based on input from F.W. Cook. For further discussion, please see below under “—Fiscal Year 2009 Executive Compensation—Summary of Fiscal Year

2009 Compensation Decisions,” “—Annual Incentive Bonus Plan—Modification of Performance Metrics During Fiscal 2009” and “—Stock-based Compensation — Grants During Fiscal Year 2009.”

F.W. Cook has not provided any other services to the company and has received no compensation other than with respect to the services provided to the Committee. The Committee expects that it will continue to retain an independent compensation consultant on future executive compensation matters.

Compensation Philosophy and Objectives

We believe that the quality, skills and dedication of our executive officers are critical factors affecting the company’s performance and shareholder value. Accordingly, the key objective of our compensation programs is to attract, retain and motivate superior executive talent while maintaining an appropriate cost structure. In addition, our compensation programs are designed to link a substantial component of our executives’ compensation to the achievement of performance goals that directly correlate to the enhancement of shareholder value. Finally, our compensation programs are designed to align our executives’ interests with those of our shareholders.

To accomplish these objectives, the Committee has structured our compensation programs to include the following key features and compensation elements:

•	base salaries, which are competitive with peer group companies, allowing the company to attract and retain key executives;

•	annual cash bonuses, which are earned only if pre-established performance goals related to the company and business unit (in the cases of business unit executives) are achieved;

•	equity-based compensation, which aligns our executives’ interests with those of our shareholders and promotes executive retention;

•	long-term cash bonuses and performance-based share bonus awards, which are earned only if pre-established performance goals related to the company and business unit (in the cases of business unit executives) are achieved; and

•	deferred cash bonus awards, which are designed to promote executive retention, as these elements of compensation vest over a period of years only if the executive remains in the company’s active employment.

The Committee does not maintain policies for allocating among current and long-term compensation or among cash and non-cash compensation. Instead, the Committee maintains flexibility and adjusts different elements of compensation based upon its evaluation of the key compensation goals set forth above. However, as a general matter, the Committee seeks to allocate a substantial majority of the named executive officers’ compensation to components that are performance-based and at-risk.

While compensation levels may differ among NEOs based on competitive factors, and the role, responsibilities and performance of each specific NEO, there are no material differences in the compensation philosophies, objectives or policies for our NEOs. We do not maintain a policy regarding internal pay equity.

None of the named executive officers serves pursuant to an employment agreement, and each serves at the will of the company’s Board of Directors. Similarly, we generally do not enter into severance agreements with, nor have we established severance arrangements for, our executive officers as part of the terms of their employment. This enables our Board to remove an executive officer, if necessary, prior to retirement or resignation whenever it is in our best interests. When an executive officer retires, resigns or is terminated, our Board exercises its business judgment in approving an appropriate separation or severance arrangement in light of all relevant circumstances, including the individual’s term of employment, past accomplishments and reasons for separation from the company.

Role of Executive Officers in Compensation Decisions

The Committee makes recommendations to our Board on all compensation actions relating to our executive officers. As part of its process, the Committee meets with our Chief Executive Officer and Chief Financial Officer to obtain recommendations with respect to the structure of our compensation programs, as well as an assessment of the performance of individual executives and recommendations on compensation for individual executives. Our Chief Executive Officer and Chief Financial Officer meet with our Executive Vice President, Worldwide Human Resources and Management Systems and our Vice President, Global Compensation and Benefits to obtain additional input on these matters.

In connection with the formal compensation review process for fiscal year 2009, our Chief Executive Officer and Chief Financial Officer developed their recommendations based on the competitive data prepared by F.W. Cook. In addition, our Executive Vice President, Worldwide Human Resources and Management Systems and our Vice President, Global Compensation and Benefits relied on similar data prepared by Radford Consulting and Pearl Meyer & Partners, which were used to validate the data developed by F.W. Cook.

Competitive Positioning

To assist the Committee in arriving at its recommendations to our Board on the amounts and components of fiscal year 2009 compensation for our Chief Executive Officer and other executive officers, F.W. Cook prepared for the Committee’s review competitive compensation data as follows:

•	to benchmark compensation for our CEO and CFO, F.W. Cook constructed a peer group consisting of 24 high-profile technology companies in the EMS (electronic manufacturing services), OEM (original equipment manufacturer) and distribution sectors, and compiled compensation data from such companies’ SEC filings; and

•	to benchmark compensation for our other executives and senior officers, including our named executive officers (other than our CEO and CFO), F.W. Cook matched the executives and senior officers based on job title and responsibility to compensation data in a published compensation survey prepared by Radford Consulting covering technology companies with annual revenues greater than $8 billion. F.W. Cook used the Radford survey data for our other NEOs, rather than the peer group data, because the Radford survey data provided a better match based upon job title and responsibility.

F.W. Cook selected all of the companies included in the CEO/CFO peer group. The peer group consisted of the following companies:

Advanced Micro Devices, Inc.	Agilent Technologies, Inc.
Anixter International Inc.	Applied Materials, Inc.
Arrow Electronics, Inc.	Avnet, Inc.
Celestica Inc.	Cisco Systems, Inc.
Dell Inc.	Emerson Electric Co.
Hewlett-Packard Company	Honeywell International Inc.
Ingram Micro Inc.	Intel Corporation
Jabil Circuit, Inc.	Micron Technology, Inc.
Motorola, Inc.	Seagate Technology
Sun Microsystems, Inc.	Tech Data Corporation
Tyco International Ltd.	United Technologies Corporation
Western Digital Corporation	Xerox Corporation

The companies included in the Radford survey data used by F.W. Cook for their competitive analysis of our other executives and senior officers, including our NEOs (other than our CEO and CFO) are as follows:

Alcatel-Lucent	Amazon.com, Inc.
Apple Inc.	Applied Materials, Inc.
Arrow Electronics, Inc.	AT&T Inc.
Cisco Systems, Inc.	Comcast Corporation
Computer Sciences Corporation	Dell Inc.
The DIRECTV Group, Inc.	Eastman Kodak Company
Electronic Data Systems Corporation	EMC Corporation
General Dynamics Corporation	Google Inc.
Intel Corporation	Microsoft Corporation
Motorola, Inc.	Nokia Corporation
Nortel Networks Corporation	Oracle Corporation
QUALCOMM Incorporated	Qwest Communications International Inc.
Seagate Technology	Sprint Nextel Corporation
Sun Microsystems, Inc.	Texas Instruments Incorporated

For fiscal years 2008 and 2007, the Committee reviewed competitive data compiled by Pearl Meyer & Partners in determining CEO and CFO compensation. Pearl Meyer selected six companies in an industry peer group (one of which was Solectron Corporation, which we acquired in October 2007) and six companies in a high technology company peer group. Pearl Meyer also used data from a high technology company survey and an industry survey, both selected on the basis of revenue comparability.

For fiscal years 2008 and 2007, the Committee based its compensation recommendations for executives and senior officers, other than our CEO and CFO, on the nature and scope of these officers’ responsibilities and leadership roles in relation to the Chief Executive Officer and Chief Financial Officer, and on the recommendations of our Chief Executive Officer. In these years, our Chief Executive Officer based his recommendations on competitive data compiled by Hay Group from executive compensation survey reports prepared by Hay Group and Radford Consulting.

The Committee believes that the competitive data compiled by F.W. Cook provides a more appropriate set of benchmarking data than the data used in previous years, given the company’s revenue growth and the consolidation in the EMS industry. Due to these changes, F.W. Cook determined that it was appropriate to select peer technology companies in businesses that compete for similar executive talent and with a range of financial metric and market capitalization comparability. The Committee also believes that the Radford survey data used by F.W. Cook provided benchmarking data that was consistent with the CEO/CFO peer group and a better data match for our other NEOs.

The Committee seeks to set total target direct compensation for the company’s executives at or above the 75th percentile of that provided by peer companies. Total target direct compensation is the sum of base salary, target annual incentive compensation and target long-term incentive awards. The Committee also seeks to target each component of total target direct compensation at these levels. However, total target direct compensation, as well as individual components, may vary by executive based on the executive’s experience, level of responsibility and performance, as well as competitive market conditions. The compensation decisions discussed below under the section captioned “Fiscal Year 2009 Executive Compensation” reflect the Committee’s objective of generally targeting the 75th percentile of peer company compensation. However, the compensation decisions made in December 2008 and March 2009, as summarized below under “Fiscal Year 2009 Executive Compensation—Summary of Fiscal Year 2009 Compensation Decisions” and as discussed more fully in the sections captioned “—Annual Incentive Bonus Plan – Modification of Performance Metrics During Fiscal 2009” and “—Stock-based Compensation – Grants During Fiscal Year 2009” were taken in response to the global economic crisis in order to better align our annual incentive bonus plan with our business strategy and to retain and incentivize our employees, including our executives. Accordingly, these elements of compensation were not part of the more formal annual compensation review, including the benchmarking process.

Fiscal Year 2009 Executive Compensation

Summary of Fiscal Year 2009 Compensation Decisions

The Committee believes that management executed effectively on the company’s business strategy in the current economic environment and performed exceptionally well in managing the controllable aspects of our business. For our first two fiscal quarters, we had record revenues and adjusted operating profits (which in the second fiscal quarter excluded approximately $129 million in charges primarily for provisions for doubtful accounts receivable, the write-down of inventory and recognition of associated contractual obligations for financially distressed customers). Beginning with our third fiscal quarter and accelerating through our fourth fiscal quarter, the global economic crisis had a significant impact on our business, with almost every product category and every geographic region in which we operate experiencing a substantial reduction in customer demand. In response to the deteriorating economic environment, our Board upon the recommendation of the Committee modified certain elements of our fiscal 2009 compensation programs in order to better align our annual incentive bonus plan with our business strategy, and to assure retention of and to incentivize our employees, including our management team. To this end, we modified the performance metrics of our annual incentive bonus plan to focus our executives and senior officers on the following goals: controlling costs; improving internal efficiencies; reducing inventory levels; managing working capital; and

generating cash flow. In addition, we made additional equity grants to our employees, including our executives and senior officers.

Our CEO’s base salary was not adjusted in fiscal 2009. In connection with the appointment of Mr. Read as our Chief Financial Officer, his base salary was adjusted to a level that was between the median and 75th percentile of our peer companies. Our three other NEOs’ base salaries were adjusted to levels approaching the 75th percentile of our peer companies, with the exception of Ms. Schiff, whose base salary remains below the median level. Annual incentive awards were 110.0% of target for Mr. McNamara; 117.14% of target for Mr. Read; 116.23% of target for Mr. Clarke; 77.15% of target for Mr. Burke; and 146.41% of target for Ms. Schiff. Aggregate cash compensation in the form of base salary and incentive bonuses paid to the NEOs (other than Mr. Smach) for fiscal year 2009 was lower than fiscal year 2008 by the following percentages: Mr. McNamara—46.57%; Mr. Read—0.85%; Mr. Clarke—16.62%; Mr. Burke—19.20%; and Ms. Schiff—27.63%. Due to the equity awards made in December 2008 and March 2009 to address the impact of the global economic crisis on our compensation programs for our employees, including our executives, we do not believe that it is meaningful to compare fiscal 2009 total direct compensation levels with fiscal 2008 levels. However, given the substantial decline in our share price following the global economic crisis, the carried equity value of the NEOs’ equity in the company (comprised of unvested share bonus awards and the “in-the-money” value of options) declined substantially from fiscal year end 2008 to 2009. The deteriorating macroeconomic environment also impacted long-term cash and stock incentive awards made in fiscal year 2009, and we do not expect that these awards will vest or be paid. Based on company performance, the Committee believes that compensation levels and long-term award opportunities for fiscal year 2009 were appropriate and consistent with the philosophy and objectives of the company’s compensation programs.

In fiscal year 2009, the Committee also recommended and the Board approved a shift from the granting of share bonus awards and no options in fiscal year 2008 to granting both share bonus awards and options in fiscal year 2009, with a greater weighting to options. This shift was designed to create greater alignment of interests with shareholders and to reward the company’s employees for the successful integration of the Solectron acquisition.

Elements of Compensation

We allocate compensation among the following components for our named executive officers:

•	base salary;

•	annual cash incentive awards;

•	multi-year cash and stock incentive awards;

•	stock-based compensation;

•	deferred compensation; and

•	other benefits.

Base Salary

We seek to set our executives’ base salaries at levels which are competitive with our peer companies based on each individual executive’s role and the scope of his or her responsibilities, also taking into account the executive’s experience and the base salary levels of other executives within the company. The Committee typically reviews base salaries every fiscal year and adjusts base salaries to take into account competitive market data, individual performance and promotions or changes in responsibilities.

Mr. McNamara’s base salary was maintained at $1,250,000 based on the F.W. Cook peer company data which indicated that this level approximated the 75th percentile.

Prior to his appointment as Chief Financial Officer effective June 30, 2008, Mr. Read served as Executive Vice President of Finance for Worldwide Operations. As part of the Committee’s annual review of base salaries, the Committee recommended and the Board approved an increase in Mr. Read’s base salary from $400,000 to $475,000. This increase was made to approximate the 75th percentile of the Radford survey data for the second most senior finance executive, after applying a premium of 10% to take into account that Mr. Read reported directly to the CEO. On May 14, 2008, Mr. Read was appointed Chief Financial Officer effective June 30, 2008. In recognition of Mr. Read’s appointment, Mr. Read’s base salary was increased to $600,000 effective May 15, 2008 and was set at between the median and 75th percentile of the peer company data for his position.

Base salary levels for the other named executive officers (other than Mr. Smach) were increased as follows: Mr. Clarke’s base salary was increased from $490,000 to $550,000 (paid in Canadian dollars), in order to pay a level of base salary closer to the 75th percentile; Mr. Burke’s base salary was increased from $375,000 to $450,000, also to pay a level of base salary closer to the 75th percentile; and Ms. Schiff’s base salary was increased from $350,000 to $425,000, which represented the largest percentage increase for our named executive officers other than Mr. Read, but reflected a level below the median of the peer company data.

Annual Incentive Bonus Plan

Through our annual incentive bonus plan, we seek to provide pay for performance by linking incentive awards to company and business unit performance.

Key features of the bonus plan in fiscal 2009 were as follows:

•	performance targets were based on key company and business unit financial metrics

•	performance targets were measured on a quarterly basis in the cases of the first two fiscal quarters and a quarterly and/or six month basis in the cases of the third and fourth fiscal quarters

•	the financial goals varied based on each executive’s responsibilities, with a substantial weighting on business unit financial metrics for business unit executives

•	certain performance measures were calculated on a non-GAAP basis and excluded after-tax intangible amortization, stock-based compensation expense, gains and losses from divestitures, and certain restructuring and other charges, subject to approval by the Committee. We excluded these items in order to arrive at more meaningful period-to-period comparisons of our ongoing operating results

•	bonuses were based entirely on achievement of financial performance objectives; there is no individual performance component

•	each executive’s target bonus was set at a percentage of base salary, based on the level of the executive’s responsibilities

➢	the CEO’s target bonus was set at 150% of base salary and the CFO’s target bonus was set at 100% of base salary

➢	for executives other than the CEO and CFO, the target bonus was set at a range of between 60% and 80% of base salary

•	payout opportunities for each bonus component ranged from 50% of target to a maximum of 300% of target (200% in the cases of the CEO and CFO)

•	for the third and fourth fiscal quarters, the plan provided a minimum payout of 50% of target for certain company financial metrics

The Committee recommended and our Board approved different performance metrics for our Chief Executive Officer and Chief Financial Officer as compared with other executives, and different performance metrics for corporate officers as compared with business unit executives. In addition, we varied the weightings for certain performance metrics among different executives, in order to better align individual awards with our business strategy. For example, we placed a greater emphasis on revenue growth for our Computing sector than for our Infrastructure sector, but placed a greater emphasis on profit after interest growth for our Infrastructure sector than for our Computing sector.

Modification of Performance Metrics during Fiscal 2009

We modified the performance metrics used in our annual incentive plan on December 1, 2008 as a result of the deteriorating macroeconomic conditions and its effects on the company’s performance. The performance metrics initially approved and which remained in effect for the first two fiscal quarters were as follows:

•	for our CEO and CFO, bonuses were based on achievement of year-over-year quarterly EPS growth; however, in Mr. Read’s case, his bonus for the first quarter was based on the metrics that applied to his former position as Executive Vice President of Finance for Worldwide Operations, which were achievement of year-over-year quarterly EPS growth, revenue growth and profit after interest growth;

•	Mr. Clarke’s bonus was based on achievement of year-over-year quarterly EPS growth, and revenue growth and profit after interest growth at his business unit (Infrastructure);

•	Mr. Burke’s bonus was based on achievement of year-over-year quarterly EPS growth, and revenue growth and profit after interest growth at his business unit (Computing); and

•	Ms. Schiff’s bonus was based on achievement of year-over-year quarterly EPS growth, revenue growth, profit after interest growth, and SG&A reduction.

On December 1, 2008, the Committee recommended and our Board approved modifications to the performance metrics for the third and fourth fiscal quarters, as follows:

•	for our CEO and CFO, bonuses were based on achievement of quarterly EPS and inventory reduction targets and six-month free cash flow targets (which we refer to as the “company metric”);

•	Mr. Clarke’s bonus was based on achievement of the company metric and revenue growth and profit after interest growth at his business unit (Infrastructure);

•	Mr. Burke’s bonus was based on achievement of the company metric and revenue growth and profit after interest growth at his business unit (Computing); and

•	Ms. Schiff’s bonus was based on achievement of the company metric and SG&A-reduction targets.

Under the modified plan, Messrs. Clarke and Burke also were eligible for an additional bonus of up to 10% and 8.75% of their respective annual base salaries for each of the third and fourth fiscal quarters based upon achievement of inventory reduction targets at their business units. The modified plan also provided for a minimum payout for the third and fourth fiscal quarters of 50% of the target company metric.

Prior to the plan modifications, the plan allocated 50% of the bonus opportunity to annual targets and 50% to achievement of quarterly targets. As part of the modification, the annual targets were eliminated so that 100% of the bonus opportunity was allocated to the achievement of quarterly performance targets (other than with respect to the six-month free cash flow target discussed above).

With the deteriorating macroeconomic environment accelerating in our third fiscal quarter, we increased our business focus on controlling costs and managing our working capital to improve cash flow. As a result of this shift in our business focus, and projected decreases in revenue, the Committee recommended and our Board approved the above-described modifications in the annual incentive plan performance metrics for our third and fourth fiscal quarters. We believe that these changes were appropriately designed to motivate our executives to execute the operational strategies necessitated by the unprecedented economic environment.

Annual Incentive Awards for the CEO and CFO

Mr. McNamara was eligible for a bonus award based on year-over-year quarterly EPS growth in the first and second fiscal quarters, and achievement of quarterly EPS and inventory reduction targets and six-month free cash flow targets for the third and fourth fiscal quarters. Mr. McNamara’s annual target bonus was 150% of base salary.

For the first fiscal quarter, Mr. Read was eligible for a bonus award based on year-over-year quarterly EPS growth, revenue growth and profit after interest growth. Mr. Read’s target bonus for the first fiscal quarter was based on an annual target of 70% of base salary. For the second through fourth fiscal quarters, Mr. Read’s bonus eligibility was based on the same performance measures as Mr. McNamara. Mr. Read’s target bonus for the second through fourth fiscal quarters was based on an annual target of 100% of base salary.

The following table sets forth the payout level opportunities that were available for Messrs. McNamara and Read as a percentage of their target awards for the first and second fiscal quarters (second quarter only in the case of Mr. Read) based on different levels of performance. The quarterly target bonus was 37.5% of base salary for Mr. McNamara and 25.0% of base salary for Mr. Read. For performance levels between the levels presented in the table below, straight line interpolation was used to arrive at the payout level:

Annual Incentive Bonus Payout Levels (Q1 and Q2)

Payout (% Target)	50%	75%	100%	150%	200%[1]

Adjusted EPS Growth	10.0%	12.5%	15.0%	18.8%	22.5%

1	The plan also provided for a maximum payout of 200% if 18% adjusted EPS growth was achieved and the average closing share price of the company’s ordinary shares for the month of March 2009 was at least $12.50.

Mr. Read’s payout level opportunities as a percentage of the target award for each performance measure for the first fiscal quarter based on different levels of performance are set forth below. Mr. Read’s quarterly target bonus was 17.5% of base salary, with a weighting of 20% for the EPS growth metric, 40% for the revenue growth metric and 40% for the profit after interest growth metric. For performance levels between the levels presented in the table below, straight line interpolation was used to arrive at the payout level:

Adjusted EPS Growth		Revenue Growth		Profit After Interest (PAI) Growth
EPS Growth	Payout	Revenue Growth	Payout	PAI Growth	Payout

10.0% growth	50% payout	8.0% growth	50% payout	10.0% growth	50% payout

15.0% growth	100% payout	10.0% growth	100% payout	15.0% growth	100% payout

18.8% growth	150% payout	12.5% growth	150% payout	18.8% growth	150% payout

22.5% growth	200% payout	15.0% growth	200% payout	22.5% growth	200% payout

26.3% growth	250% payout	20.0% growth	250% payout	26.3% growth	250% payout

30.0% growth	300% payout	25.0% growth	300% payout	30.0% growth	300% payout

The following table sets forth the payout level opportunities that were available for Messrs. McNamara and Read as a percentage of the target award for each performance measure for the third and fourth fiscal quarters based on different levels of performance. The quarterly target bonus was 37.5% of base salary for Mr. McNamara and 25.0% of base salary for Mr. Read, with a weighting of 20% for the EPS metric, 40% for the inventory reduction metric and 40% for the free cash flow metric. For performance levels between the levels presented in the table below, straight line interpolation was used to arrive at the payout level:

Annual Incentive Bonus Payout Levels (Q3 and Q4)

Payout (% Target)	50%	75%	100%	125%	150%	175%	200%

Q3 Adjusted EPS	0.21	0.22	0.23	0.24	0.25	0.26	0.27

Q3 Inventory Reduction	$250M	$275M	$300M	$325M	$350M	$375M	$400M

Q3 & Q4 Free Cash Flow	$500M	$550M	$600M	$650M	$700M	$750M	$800M

Q4 Adjusted EPS	0.02	0.03	0.04	0.045	0.05	0.06	0.07

Q4 Inventory Reduction	$250M	$275M	$300M	$325M	$350M	$375M	$400M

Q3 & Q4 Free Cash Flow	$500M	$550M	$600M	$650M	$700M	$750M	$800M

For the inventory reduction metric, the incentive plan allowed for recoupment of bonus opportunities based on aggregate third and fourth quarter performance.

The adjusted EPS growth performance metric (and in Mr. Read’s case, the profit after interest performance metric for the first fiscal quarter) applicable for the first two fiscal quarters and the adjusted EPS and cash flow targets applicable for the third and fourth fiscal quarters were calculated on an adjusted basis to exclude after-tax intangible amortization, stock-based compensation expense, gains and losses from divestitures, and certain restructuring and other charges, subject to approval by the Committee.

The following table sets forth the actual quarterly and total payout levels, both as a percentage of target and of base salary, for Messrs. McNamara and Read:

	Payout	CEO	CFO
Period	(% Target)	Actual Payout % (as a % of Base Salary)	Actual Payout % (as a % of Base Salary)
Q1	200%	75.0%	49.175%[1]

Q2	0%	0%	0%

Q3	80%	30.0%	20.0%

Q4	160%	60.0%	40.0%

Total		165.0%	109.175%

1	For the first fiscal quarter, Mr. Read’s bonus was calculated as described above under “-- Annual Incentive Bonus Payout Levels (Q1 and Q2)”. Based on achievement of performance measures, Mr. Read’s first quarter payout as a percent of target was 281%. Based on the quarterly target bonus of 17.5% of base salary, this yielded a payout of 49.175% of his base salary for his first quarter bonus, which was applied to his base salary as in effect at the end of the first quarter.

First quarter year-over-year adjusted EPS growth exceeded the maximum performance level, resulting in a payout of 200% of target. Second quarter year-over-year adjusted EPS growth was a negative 50% (without making adjustment for charges of $129 million primarily relating to financially distressed customers), resulting in no payout. For the third quarter, the threshold adjusted EPS target was not achieved, but inventory reduction was achieved at a 200% payout level. For the fourth quarter, the threshold adjusted EPS target was not achieved and inventory reduction was achieved at a 200% payout level. For the fourth quarter, free cash flow was achieved at a 200% payout level. On an aggregate basis, bonus payouts were 110% of target for Mr. McNamara and 117.14% of target for Mr. Read.

Annual Incentive Awards for NEOs other than the CEO and CFO

For the first two fiscal quarters, Messrs. Clarke and Burke were eligible for bonus awards based on year-over-year EPS growth and year-over-year revenue and profit after interest growth at their respective business units. Mr. Clarke’s annual target bonus was 80% of base salary and Mr. Burke’s annual target bonus was 70% of base salary. Actual payout level opportunities ranged from 50% to 300% of target. The weightings of the performance metrics for Mr. Clarke were 20% for EPS growth, 25% for business unit revenue growth and 55% for business unit profit after interest growth. Business unit profit after interest was calculated on an adjusted non-GAAP basis to exclude after-tax intangible amortization, stock-based compensation expense, gains and losses from divestitures, and certain restructuring and other charges, and to include a 12% cost of capital charge based on the average three month working capital balances. The weightings of the performance metrics for Mr. Burke were 20% for EPS growth, 40% for business unit revenue growth and 40% for business unit profit after interest growth. We treat the business unit profit after interest performance measure as confidential. We set these measures at levels designed to motivate Messrs. Clarke and Burke to achieve operating results at their respective business units in alignment with our business strategy with payout opportunities at levels of difficulty consistent with the corresponding corporate level metric.

For the first two fiscal quarters, Ms. Schiff was eligible for a bonus award based on year-over-year EPS growth, revenue growth, profit after interest growth and SG&A reduction, all calculated at the corporate level. Ms. Schiff’s annual target bonus was 60% of base salary. Actual payout levels ranged from 50% to 300% of target. The weightings of the performance metrics for Ms. Schiff were 20% for EPS growth, 30% for revenue growth, 30% for profit after interest growth and 20% for SG&A reduction. The SG&A reduction measure was calculated on an adjusted, non-GAAP basis consistent with the basis utilized for other non-GAAP measures.

For the third and fourth fiscal quarters, Messrs. Clarke’s and Burke’s bonus eligibility was modified to replace the EPS growth metric with the company metric (the same metric used for Messrs. McNamara and Read). Actual payout level opportunities were modified slightly to cap the payout opportunity for the company metric at 200% versus a maximum payout opportunity of 300% for the EPS growth metric that applied in the first two fiscal quarters. In addition, Messrs. Clarke and Burke also were eligible for an additional bonus of up to 10% and 8.75% of their respective annual base salaries for each of the third and fourth fiscal quarters based upon achievement of inventory reduction targets at their business units. We treat the business unit inventory reduction measure as confidential. We set these measures at levels designed to motivate Messrs. Clarke and Burke to achieve inventory reduction levels at their respective business units in alignment with our business strategy with payout opportunities at levels of difficulty consistent with the corresponding corporate level metric.

For the third and fourth fiscal quarters, Ms. Schiff was eligible for a bonus award based on achievement of quarterly EPS, inventory reduction, and SG&A reduction targets and six-month free cash flow targets. Actual payout level opportunities were modified slightly to cap the payout opportunity for all of the metrics, other than SG&A reduction, to 200% versus a maximum payout opportunity of 300% that applied in the first two fiscal quarters. The weightings of the performance metrics for Ms. Schiff were 25% for each metric.

The following table sets forth the payout level opportunities that were available for Messrs. Clarke and Burke as a percentage of the target award for EPS growth (calculated at the corporate level) and revenue growth (calculated at the business unit level) for the first and second fiscal quarters based on different levels of performance. The quarterly target bonus was 20.0% of base salary for Mr. Clarke and 17.5% of base salary for Mr. Burke. For performance levels between the levels presented in the table below, straight line interpolation was used to arrive at the payout level:

EPS Growth[1]		Revenue Growth
EPS Growth	Payout	Revenue Growth	Payout

10.0% growth	50% payout	8.0% growth	50% payout

15.0% growth	100% payout	10.0% growth	100% payout

18.8% growth	150% payout	12.5% growth	150% payout

22.5% growth	200% payout	15.0% growth	200% payout

26.3% growth	250% payout	20.0% growth	250% payout

30.0% growth	300% payout	25.0% growth	300% payout

[1]	As discussed above, for the third and fourth fiscal quarters, the EPS Growth metric was replaced with the company metric and the maximum payout level for the company metric was 200%. In addition, Messrs. Clarke and Burke were eligible for additional bonuses based on inventory reduction at their business units in the third and fourth fiscal quarters.

The weightings given to the performance metrics for Messrs. Clarke and Burke were as follows:

		Business Unit Revenue	Business Unit Profit After
	EPS Growth	Growth	Interest Growth
Mr. Clarke	20%	25%	55%

Mr. Burke	20%	40%	40%

Ms. Schiff’s payout level opportunities as a percentage of the target award for each performance measure for the first and second fiscal quarters based on different levels of performance are set forth below. Ms. Schiff’s quarterly target bonus was 15.0% of base salary, with a weighting of 20% for the EPS growth metric, 30% for the revenue growth metric, 30% for the profit after interest growth metric, and 20% for the SG&A reduction metric. For performance levels between the levels presented in the table below, straight line interpolation was used to arrive at the payout level:

Profit After Interest (PAI)
EPS Growth		Revenue Growth		Growth		SG&A Reduction
EPS
Growth	Payout	Revenue Growth	Payout	PAI Growth	Payout	SG&A Level	Payout
10.0% growth	50% payout	8.0% growth	50% payout	10.0% growth	50% payout	2.14% (% sales)	50% payout

15.0% growth	100% payout	10.0% growth	100% payout	15.0% growth	100% payout	2.09% (% sales)	100% payout

18.8% growth	150% payout	12.5% growth	150% payout	18.8% growth	150% payout	2.04% (% sales)	150% payout

22.5% growth	200% payout	15.0% growth	200% payout	22.5% growth	200% payout	1.99% (% sales)	200% payout

26.3% growth	250% payout	20.0% growth	250% payout	26.3% growth	250% payout	1.94% (% sales)	250% payout

30.0% growth	300% payout	25.0% growth	300% payout	30.0% growth	300% payout	1.89% (% sales)	300% payout

The following table sets forth the payout level opportunities that were available for Ms. Schiff as a percentage of the target award for each performance measure for the third and fourth fiscal quarters based on different levels of performance. The weightings for the performance measures were 25% for each metric. For performance levels between the levels presented in the table below, straight line interpolation was used to arrive at the payout level:

Payout (% Target)	50%	75%	100%	125%	150%	175%	200%	300%

Q3 Adjusted EPS	0.21	0.22	0.23	0.24	0.25	0.26	0.27	n/a

Q3 Inventory Reduction	$250M	$275M	$300M	$325M	$350M	$375M	$400M	n/a

Q3 & Q4 Free Cash Flow	$500M	$550M	$600M	$650M	$700M	$750M	$800M	n/a

Q3 Adjusted SG&A	$188M	$186M	$184M	$182M	$180M	$178M	$176M	$168M

Q4 Adjusted EPS	0.02	0.03	0.04	0.045	0.05	0.06	0.07	n/a

Q4 Inventory Reduction	$250M	$275M	$300M	$325M	$350M	$375M	$400M	n/a

Q3 & Q4 Free Cash Flow	$500M	$550M	$600M	$650M	$700M	$750M	$800M	n/a

Q4 Adjusted SG&A	$171M	$169M	$167M	$165M	$164M	$162M	$160M	$153M

For the inventory reduction metric, the incentive plan allowed for recoupment of bonus opportunities based on aggregate third and fourth quarter performance.

The following table sets forth the actual quarterly and total payout levels, both as a percentage of target and of base salary, for Messrs. Clarke and Burke and Ms. Schiff:

	M. Clarke	M. Clarke	S. Burke	S. Burke	C. Schiff
	Payout	Actual Payout %	Payout	Actual Payout %	Payout	C. Schiff
Period	(% Target)	(as a % of Base Salary)	(% Target)	(as a % of Base Salary)	(% Target)	Actual Payout % (as a % of Base Salary)
Q1	151.9%	30.4%	160.6%	28.1%	260.6%	39.1%

Q2	165.0%	33.0%	0.0%	0.0%	120.0%	18.0%

Q3	66.0%	13.2%	66.0%	11.6%	73.5%	11.0%

Q4	82.0%	16.4%	82.0%	14.4%	131.6%	19.7%

Total		93.0%		54.1%		87.8%

Long-Term Incentive Programs

Three-Year Performance Plan (fiscal 2007 through fiscal 2009)

In fiscal year 2007, the Committee recommended and the Board approved a three-year cash incentive bonus plan. The three-year performance plan was designed to reward the named executive officers and certain other senior officers based upon the achievement by the company of a three-year compounded annual revenue growth rate and a three-year compounded annual EPS growth rate, provided that the individual receiving the bonus continued to remain employed by the company. Under this plan, each of the named executive officers (other than Mr. Smach, who retired effective June 30, 2008) was eligible for a bonus of up to $1,000,000 following the close of the 2009 fiscal year if certain pre-established targets were achieved. For purposes of determining achievement of these targets, the plan used non-GAAP measures on the basis discussed above under “— Annual Incentive Bonus Plan.” The Board established the three-year cash incentive bonus plan to focus senior management on achievement of sustained EPS and revenue growth at levels which would have resulted in payment of the $1,000,000 maximum bonus only if the company performed significantly better than internal targets, with a lesser bonus opportunity if the company achieved its internal targets. The three-year bonus plan provided for a bonus of $1,000,000 if the company achieved both a three-year compounded annual revenue growth rate of at least 15% and a three-year compounded annual EPS growth rate of at least 20%, and also provided for a bonus of $750,000 if the company achieved both a three-year compounded annual revenue growth rate of at least 10% and a three-year compounded annual EPS growth rate of at least 15%. No bonus would be awarded if the company failed to achieve the target performance level required for the lesser bonus. Although the company achieved a three-year compounded annual revenue growth rate of 26.5%, the company’s three-year compounded annual EPS growth rate was 2.4%. Accordingly, no bonuses were awarded under this plan.

Three-Year Performance Plan (fiscal 2009 through fiscal 2011)

In fiscal year 2009, the Committee recommended and the Board approved a three-year incentive bonus plan. The three-year performance plan is designed to reward the named executive officers and certain other senior officers based upon the achievement by the company of three-year compounded annual EPS growth rates, provided that the individual receiving the bonus remains employed by us at the time the bonus is paid. Under this plan, maximum cash bonuses that may be earned based on performance are as follows: Mr. McNamara -- $4,000,000; Mr. Read -- $1,250,000; Mr. Clarke -- $625,000; Mr. Burke -- $625,000; and Ms. Schiff -- $500,000. For purposes of determining achievement of performance levels, the plan uses non-GAAP measures on the basis discussed above under “—Annual Incentive Bonus Plan.” The Board established the three-year cash incentive bonus plan to focus senior management on achievement of sustained EPS growth at levels which result in payment of the maximum bonus only if the company performs significantly better than internal targets, with a lesser bonus opportunity if the company achieves its internal targets. If the company fails to achieve the threshold performance level, no bonus will be awarded. As a result of the dramatically deteriorating macroeconomic climate, which has slowed demand for our customers’ products, and the resulting decrease in our expected operating results, management of the company believes that achievement of the performance measures for the three-year performance plan is no longer probable and these bonuses are not expected to be paid.

For additional information about the three-year incentive bonus plan, please refer to the Grants of Plan-Based Awards in Fiscal Year 2009 table, which shows the threshold, target and maximum amounts payable under the plan.

As discussed under “Competitive Positioning,” the Committee and the Board seek to set total target direct compensation at the 75th percentile of our peer companies, subject to individual variances. In structuring the three-year incentive bonus plan, the Committee and the Board assigned a value to the awards equal to one-third of the threshold payout level for purposes of competitive benchmarking.

Stock-based Compensation

Stock Options and Share Bonus Awards

The Committee grants stock options and share bonus awards (the equivalent of restricted stock units), which are designed to align the interests of the named executive officers with those of our shareholders and provide each individual with a significant incentive to manage the company from the perspective of an owner, with an equity stake in the business. These awards are also intended to promote executive retention, as unvested stock options and share bonus awards generally are forfeited if the executive voluntarily leaves the company. Each stock option allows the executive officer to acquire our ordinary shares at a fixed price per share (the market price on the grant date) over a period of seven to ten years, thus providing a return to the officer only if the market price of the shares appreciates over the option term. Share bonus awards are structured as either service-based awards, which vest if the executive remains employed through the vesting period, or performance-based awards, which vest only if pre-established performance measures are achieved. Before the share bonus award vests, the executive has no ownership rights in our ordinary shares.

The size of the option grant or share bonus award to each executive officer generally is set at a level that is intended to create a meaningful opportunity for share ownership based upon the individual’s current position with the company, but the Committee and Board also take into account (i) the individual’s potential for future responsibility and promotion over the term of the award, (ii) the individual’s performance in recent periods, and (iii) the number of options and share bonus awards held by the individual at the time of grant. In addition, the Committee and Board consider competitive equity award data, and determine award size consistent with the Committee’s and our Board’s objective of setting long-term incentive compensation at the 75th percentile of our peer companies, subject to individual variances.

As part of the annual compensation review process, the Committee recommended and the Board approved a shift from the granting of share bonus awards and no options in fiscal year 2008 to granting both share bonus awards and options in fiscal year 2009, with a greater weighting to options. This shift was designed to create greater alignment of interests with shareholders and to reward the company’s employees for the successful integration of the Solectron acquisition. The equity grant strategy in fiscal year 2008 had been focused on retention of senior management by awarding share bonus awards with three-and four-year vesting schedules, with the vesting of 50% of the share bonus awards contingent upon achievement of certain performance measures. The Committee and Board also determined to limit option grants to seven-year terms to reduce the compensation expense and long-term overhang.

Administration of Equity Award Grants

The Committee grants options with exercise prices set at the market price on the date of grant, based on the closing market price. Our current policy is that options and share bonus awards granted to executive officers are only made during open trading windows. Awards are not timed in relation to the release of material information. Our current policy provides that grants to non-executive new hires and follow on grants to non-executives are made on pre-determined dates in each fiscal quarter.

Grants During Fiscal Year 2009

The number of stock options and share bonus awards granted to the named executive officers in fiscal year 2009, and the grant-date fair value of these awards determined in accordance with SFAS 123(R), are shown in the Grants of Plan-Based Awards in Fiscal Year 2009 table.

As part of the annual compensation review process, the Committee recommended and the Board approved the following options grants for our named executive officers: Mr. McNamara – 4 million options; Mr. Read – 1.4 million options; Mr. Clarke – 600,000 options; Mr. Burke – 400,000 options; and Ms. Schiff – 300,000 options. The options have seven-year terms and vest 25% on the first anniversary of the grant and in 36 monthly installments thereafter. One-half of the options granted to Mr. McNamara and Mr. Read provide that the options may not be exercised unless the market price of the company’s shares at the time of exercise is at least $12.50.

The Committee also recommended and the Board approved performance-based share bonus awards based on the same performance measures as under the three-year performance plan discussed under “— Long-Term Incentive Programs -- Three-Year Performance Plan (fiscal 2009 through fiscal 2011).” Under these awards, the maximum number of shares that the named executive officers may earn based on performance is as follows: Mr. McNamara – 500,000 shares; Mr. Read – 200,000 shares; Mr. Clarke – 90,000 shares; Mr. Burke – 90,000 shares; and Ms. Schiff – 60,000 shares. If the company fails to achieve the threshold performance level, no shares will vest. As a result of the dramatically deteriorating macroeconomic climate, which has slowed demand for our customers’ products, and the resulting decrease in our expected operating results, management of the company believes that achievement of the performance measures for the three-year performance plan is no longer probable and these share bonus awards are not expected to vest.

Mr. Burke also received a special share bonus award for 50,000 shares which will vest on the third anniversary of the grant date if Mr. Burke continues to remain an employee.

As discussed under “Competitive Positioning,” the Committee and the Board seek to set total target direct compensation at the 75th percentile of our peer companies, subject to individual variances. In structuring the annual awards of options and share bonus awards, for purposes of competitive benchmarking, the Committee and the Board assigned a value to the performance-based share bonus awards equal to one-third of the threshold payout level. In addition, the Committee and the Board considered the CEO and CFO option grants as two-year awards and therefore considered the value of one-half of such grants for competitive benchmarking purposes.

In December 2008 and March 2009, the Committee recommended and the Board approved additional equity grants. These grants were made in response to the global economic crisis in order to retain and incentivize our employees, including our executives. Option grants made to the named executive officers in December 2008 were as follows: Mr. McNamara – 2 million options; Mr. Read – 2 million options; Mr. Clarke – 600,000 options; Mr. Burke – 400,000 options; and Ms. Schiff – 300,000 options. These options have seven-year terms and vest 25% on June 2, 2009 and 25% annually thereafter. In March 2009, the Committee recommended and the Board approved an additional option grant to Mr. McNamara for 2,000,000 shares and a service-based share bonus award for 500,000 shares. The options vest 25% on June 2, 2009 and 25% annually thereafter, and the share bonus award vests in three equal annual installments beginning March 2, 2010. In making these grants to the named executive officers, the Committee and the Board considered the impact of the company’s share price on the carried interest value of the executives’

equity holdings (including the effects of the global economy on the attainability of outstanding performance-based awards) and the desirability of making additional equity awards to provide for adequate retention.

For purposes of determining achievement of performance targets for performance-based share bonus awards, the Committee uses non-GAAP measures on the basis discussed above under “— Annual Incentive Bonus Plan.”

Deferred Compensation

Each of the named executive officers participates in a deferred compensation plan or arrangement. These plans and arrangements are intended to promote retention by providing a long-term savings opportunity on a tax-efficient basis. Mr. McNamara participates in the company’s senior executive deferred compensation plan (referred to as the senior executive plan). Following his appointment as Chief Financial Officer, Mr. Read also became a participant in the senior executive plan effective January 1, 2009. Mr. Read participated in the company’s senior management deferred compensation plan (referred to as the senior management plan) prior to his appointment as Chief Financial Officer. Messrs. Clarke and Burke and Ms. Schiff participate in the senior management plan. As discussed below, we have made deferred long-term incentive bonuses so that a significant component of the named executive officers’ compensation serves a retentive purpose, as the bonuses only will vest if the executive remains in the company’s active employment. In structuring the executive deferred compensation arrangements, the Committee and the Board also sought to provide an additional long-term savings plan for the executives in recognition that we do not otherwise provide these executives with a pension plan or any supplemental executive retirement benefits.

Deferred Compensation for Messrs. McNamara and Read. Under the senior executive plan, a participant may defer up to 50% of his salary and up to 100% of his cash bonuses. In addition, at the Committee’s and the Board’s discretion, awards for deferred long-term incentive bonuses may be awarded in return for services to be performed in the future. During fiscal year 2006, the Committee recommended and the Board approved a deferred bonus for Mr. McNamara of $5,000,000. The deferred bonus (together with earnings) for Mr. McNamara vests as follows: (i) 10% vested on April 1, 2006; (ii) 15% vested on April 1, 2007; (iii) 20% vested on April 1, 2008; (iv) 25% vested on April 1, 2009; and (v) 30% will vest on April 1, 2010.

During fiscal year 2009, in recognition of his appointment as Chief Financial Officer, the Committee recommended and the Board approved an initial one-time funding payment of $2,000,000 for Mr. Read in the senior executive plan. The deferred bonus (together with earnings) for Mr. Read will vest as follows: (i) 10% will vest on January 1, 2010; (ii) 15% will vest on January 1, 2011; (iii) 20% will vest on January 1, 2012; (iv) 25% will vest on January 1, 2013; and (v) 30% will vest on January 1, 2014. Prior to his appointment as Chief Financial Officer, Mr. Read was a participant in the senior management plan. As part of the annual contribution, Mr. Read was eligible to receive a contribution equal to 30% of his base salary. During fiscal year 2009, the Committee recommended and the Board approved a contribution of $180,000 (equal to 30% of his base salary). These contributions (together with earnings) will vest as follows: (i) one-third will vest on July 1, 2012; (ii) one-half of the remaining balance will vest on July 1, 2013; and (iii) the remaining balance will vest on July 1, 2014.

Any unvested portions of the deferred bonuses for Mr. McNamara and Mr. Read (with respect to his senior executive plan account) will become 100% vested upon a change of control (as defined in the senior executive plan) if they are employed at that time or if their employment is terminated as a result of death or disability. Other than in cases of death or disability or a change of control, any unvested amounts will be forfeited if the executive’s employment is terminated, unless otherwise provided in a separation agreement. With respect to Mr. Read’s senior management plan account, 100% will become vested in the case of his death and a percentage of the unvested portion of Mr. Read’s senior management account will become vested in the event of a change of control (as defined in the senior management plan), in an amount equal to the number of months from July 1, 2005 through July 1, 2014, divided by 108. Any portion of his senior management plan account that remains unvested after a change of control shall continue to vest in accordance with the original vesting schedule.

Deferred Compensation for Mr. Clarke. During fiscal year 2008, the Committee recommended and the Board approved an initial one-time funding payment of $366,355 for Mr. Clarke in the senior management plan. Beginning with fiscal year 2009, Mr. Clarke received and may continue to receive a contribution equal to 15% of his base salary. The percentage of deferred compensation for Mr. Clarke has been revised to reflect his participation in the company’s Canadian defined contribution pension program as well as other benefits provided to him as part of his expatriate assignment package. During fiscal year 2009, the Committee recommended and the Board approved a contribution of $82,500 (equal to 15% of his base salary). These contributions (together with earnings) will vest as follows: (i) one-third will vest on July 1, 2012; (ii) one-half of the remaining balance will vest on July 1, 2013; and (iii) the remaining balance will vest on July 1, 2014.

Deferred Compensation for Mr. Burke. During fiscal year 2007, the Committee recommended and the Board approved an initial one-time funding payment of $400,000 for Mr. Burke in the senior management plan. Beginning with 2008, Mr. Burke has received and may continue to receive a contribution equal to 30% of his base salary. During fiscal year 2009, the Committee recommended and the Board approved a contribution of $135,000 (equal to 30% of his base salary). These contributions (together with earnings) will vest as follows: (i) one-third will vest on July 1, 2015; (ii) one-half of the remaining balance will vest on July 1, 2016; and (iii) the remaining balance will vest on July 1, 2017.

Deferred Compensation for Ms. Schiff. Beginning with 2005, Ms. Schiff has received and may continue to receive a contribution equal to 30% of her base salary under the senior management plan. In addition, during fiscal year 2007, the Committee recommended and the Board approved a special discretionary deferred bonus for Ms. Schiff of $250,000. During fiscal year 2009, the Committee recommended and the Board approved a contribution for Ms. Schiff of $127,500 (equal to 30% of her base salary). These contributions (together with earnings) will vest as follows: (i) one-third will vest on the first July 1st that occurs at least one year after the day that the sum of her age and years of service with the company equals or exceeds 60; (ii) one-third will vest one year after the first vesting date; and (iii) one-third will vest two years after the first vesting date.

Any unvested portions of the deferral accounts of Messrs. Clarke and Burke and Ms. Schiff will become 100% vested if their employment is terminated as a result of his or her death. In the event of a change of control (as defined in the senior management plan), a portion of the deferral account will vest, calculated as a percentage equal to the number of months of service from November 10, 2006 to July 1, 2017, divided by 128 for Mr. Burke, the number of service months from July 1, 2007 to July 1, 2014, divided by 84 for Mr. Clarke, and the number of months from July 1, 2005 to July 1, 2014, divided by 144 for Ms. Schiff. Any portion of their deferral accounts that remains unvested after a change of control shall continue to vest in accordance with the original vesting schedule. Other than in cases of death or a change of control, any unvested amounts will be forfeited if the executive’s employment is terminated, unless otherwise provided in a separation agreement.

Deferred Compensation for Mr. Smach. Prior to this resignation, Mr. Smach was a participant in the senior executive plan. During fiscal year 2006, the Committee recommended and the Board approved a deferred bonus for Mr. Smach of $3,000,000. The deferred bonus (together with earnings) for Mr. Smach originally was scheduled to vest as follows: (i) 10% vested on April 1, 2006; (ii) 15% vested on April 1, 2007; (iii) 20% vested on April 1, 2008; (iv) an additional 25% was to vest on April 1, 2009; and (v) an additional 30% was to vest on April 1, 2010. As discussed below under ‘‘ — Thomas J. Smach Separation Agreement”, $841,353 of Mr. Smach’s deferral account was accelerated to vest on June 30, 2008 and $1 million of his deferral account (together with earnings) will vest on December 31, 2009, subject to compliance with the terms of his separation agreement.

For additional information about (i) executive contributions to the named executive officers’ deferral accounts, (ii) company contributions to the deferral accounts, (iii) earnings on the deferral accounts, and (iv) deferral account balances as of the end of fiscal year 2009, see the section entitled “Executive

Compensation — Nonqualified Deferred Compensation in Fiscal Year 2009.” The deferral accounts are unfunded and unsecured obligations of the company, receive no preferential standing, and are subject to the same risks as any of the company’s other general obligations.

Benefits

Executive Perquisites

Perquisites represent a small part of the overall compensation program for the named executive officers. In fiscal year 2009, we paid the premiums on long-term disability insurance for all NEOs (other than Mr. Clarke), provided tax preparation assistance to Mr. Read and reimbursed Mr. Clarke for relocation costs associated with his international assignment. In addition, we reimbursed Mr. McNamara for taxes due upon vesting of a portion of his deferred bonuses. These and certain other benefits are quantified under the “All Other Compensation” column in the Summary Compensation Table.

While company aircraft are generally used for company business only, certain executives, including our Chief Executive Officer and Chief Financial Officer and their spouses and guests may be permitted to use company aircraft for personal travel. We calculate the incremental cost to the company for use of the company aircraft by using an hourly rate for each flight hour. The hourly rate is based on the variable operational costs of each flight, including fuel, maintenance, flight crew travel expense, catering, communications and fees, including flight planning, ground handling and landing permits. To the extent any travel on company aircraft resulted in imputed income to the executive officer in fiscal year 2009, the company provided gross-up payments to cover the executive officer’s personal income tax due on such imputed income. These benefits are quantified under the “All Other Compensation” column in the Summary Compensation Table.

401(k) Plan; Canada Defined Contribution Pension Plan

Under our 401(k) Plan, all of our employees are eligible to receive matching contributions. The matching contribution for fiscal year 2009 was dollar for dollar on the first 3% of each participant’s pre-tax contributions, plus $0.50 for each dollar on the next 2% of each participant’s pre-tax contributions, subject to maximum limits under the Internal Revenue Code. We do not provide an excess 401(k) plan for our executive officers. Messrs. McNamara, Read and Burke and Ms. Schiff participate in the program.

In response to the global economic downturn we reviewed all employee-related expenses and explored ways to control these expenses. Effective March 15, 2009, the company suspended the matching pre-tax 401(k) contributions made to the 401(k) Plan for all employees classified by the company as salaried (exempt) employees. The match was not suspended for employees participating in the plan who are classified by the company as hourly (non-exempt) employees. The matches for Messrs. McNamara, Read and Burke and Ms. Schiff were suspended as a result of this action.

Mr. Clarke participates in the company’s Canadian Defined Contribution pension plan. The Canadian plan is made up of three components, as follows: (i) the Defined Contribution (DC) Pension Plan, where Flextronics makes monthly contributions equal to 2% of an employee’s earnings; (ii) a Group Registered Retirement Savings Plan (RRSP)/After Tax Savings Vehicle (ATSV), where employees can make optional contributions to a Group RRSP/ATSV; and (iii) a Deferred Profit Sharing Plan (DPSP), where Flextronics will match any contributions made to the Group RRSP/ATSV. The company will match 50% of the first 6% of the earnings contributed by an employee.

Other Benefits

Executive officers are eligible to participate in all of the company’s employee benefit plans, such as medical, dental, vision, group life, disability, and accidental death and dismemberment insurance, in each case on the same basis as other employees, subject to applicable law.

Termination and Change of Control Arrangements

The named executive officers are entitled to certain termination and change of control benefits under their deferred compensation plans and under certain of their equity awards. These benefits are described and quantified under the section entitled “Executive Compensation — Potential Payments Upon Termination or Change of Control.” As described in that section, if there is a change of control of the company, the entire unvested portion of the deferred compensation accounts of Mr. McNamara and Mr. Read under the senior executive plan will accelerate, and a percentage of the unvested portion of Messrs. Read’s, Clarke’s and Burke’s and Ms. Schiff’s deferred compensation accounts under the senior management plan will accelerate based on their respective periods of service. The vesting of Mr. Smach’s deferral accounts was governed by his separation agreement, which is discussed in the section entitled “— Thomas J. Smach Separation Agreement” below. Under the terms of certain of our equity incentive plans and the form of share bonus award agreement used for certain of our grants of share bonus awards to our employees (including our executives), in the event of a change of control, each outstanding stock option and each unvested share bonus award with such a provision shall automatically accelerate, provided that vesting shall not so accelerate if, and to the extent, such award is either to be assumed or replaced. In addition, certain of Mr. McNamara’s options are subject to acceleration if there is a change of control and his employment is terminated or his duties are substantially changed. These arrangements are intended to attract and retain qualified executives who could have other job alternatives that might offer greater security absent these arrangements. The Committee determined that a single trigger for acceleration of the executives’ deferred compensation accounts was appropriate in order to provide certainty of vesting for benefits that represent the executives’ primary source of retirement benefits. With respect to the acceleration provisions under the company’s stock incentive plans, the Committee believes that these provisions provide our Board with appropriate flexibility to address the treatment of options and share bonus awards in a merger or similar transaction that is approved by our Board, while providing appropriate protections to our executives and other employees in transactions which are not approved by our Board. With respect to certain of Mr. McNamara’s options, the acceleration of vesting of options only occurs if Mr. McNamara remains with the company through the change of control and is terminated or his duties are substantially changed, commonly referred to as a “double trigger.”

Thomas J. Smach Separation Agreement

Thomas J. Smach terminated his employment effective June 30, 2008. Under the terms of Mr. Smach’s separation agreement, Mr. Smach received his quarterly bonus for the first fiscal quarter of fiscal 2009, without reduction of the 50% annual holdback, and was no longer eligible for any additional annual or long-term cash incentive bonuses. He also received a severance payment of $700,000, which amount was grossed up for income taxes. In addition, the vesting of $841,353 of Mr. Smach’s deferred compensation account was accelerated and vested on June 30, 2008, while the remaining unvested balance of $1 million of the deferral account (together with earnings) will vest on December 31, 2009, subject to Mr. Smach’s compliance with certain non-solicitation and non-competition covenants. The separation agreement also provided for accelerated vesting of an aggregate of 216,666 shares (and the cancellation of 75,000 shares) subject to share bonus awards granted in 2006 and 2007, and extended the exercisability of an aggregate of 670,000 options until December 31, 2008. Mr. Smach also will receive continued health coverage in accordance with the terms of his senior executive severance agreement with The Dii Group, which was acquired by the company in 2000.

EXECUTIVE COMPENSATION

The following table sets forth the fiscal year 2007, 2008 and 2009 compensation for:

•	Michael M. McNamara, our chief executive officer;

•	Paul Read, our current chief financial officer;

•	Thomas J. Smach, our former chief financial officer, who resigned from the company effective June 30, 2008; and

•	Michael J. Clarke, Sean P. Burke and Carrie L. Schiff, the three other most highly compensated executive officers serving as executive officers at the end of our 2009 fiscal year.

The executive officers included in the Summary Compensation Table are referred to in this proxy statement as our named executive officers. A detailed description of the plans and programs under which our named executive officers received the following compensation can be found in the section entitled “Compensation Discussion and Analysis” beginning on page 20 of this proxy statement. Additional information about these plans and programs is included in the additional tables and discussions which follow the Summary Compensation Table.

Summary Compensation Table

							Change in
							Pension Value
							and
							Nonqualified
						Non-Equity	Deferred
				Stock	Option	Incentive Plan	Compensation	All Other
Name and Principal		Salary	Bonus	Awards	Awards	Compensation	Earnings	Compensation	Total
Position (1)	Year	($) (2)	($) (3)	($) (4)	($) (5)	($) (6)	($) (7)	($) (8)	($)

Michael M. McNamara	2009	$1,250,000	$812,895	$102,405	$4,674,588	$2,062,500	—	$83,183	$8,985,571
Chief Executive Officer	2008	$1,250,000	$2,200,000	$2,388,437	$1,514,541	$3,750,000	—	$23,522	$11,126,500
	2007	$1,000,000	$750,000	—	$2,347,360	$3,000,000	$144,444	$365,304	$7,607,108
Paul Read*	2009	$584,375	—	$277,882	$1,535,412	$655,050	—	$31,390	$3,084,109
Chief Financial Officer
Michael J. Clarke	2009	$550,000	—	$403,144	$837,920	$511,422	—	$341,686	$2,644,172
President, Infrastructure
Sean P. Burke	2009	$450,000	—	$339,049	$634,022	$243,027	—	$10,529	$1,676,627
President, Computing
Carrie L. Schiff	2009	$425,000	—	$231,886	$314,110	$373,355	—	$10,488	$1,354,839
Senior Vice President	2008	$350,000	—	$474,160	$39,260	$753,125	—	$9,500	$1,626,045
and General Counsel	2007	$300,000	$125,000	$121,534	$53,063	$469,294	$46,412	$26,713	$1,142,016
Thomas J. Smach**	2009	$175,000	—	$980,529	$371,117	$350,000	—	$2,194,528	$4,071,174
Former Chief Financial	2008	$700,000	$600,000	$1,194,221	$1,362,357	$1,400,000	—	$16,754	$5,273,332
Officer	2007	$650,000	$450,000	—	$1,390,831	$1,300,000	$111,714	$246,137	$4,148,682

*	Mr. Read was appointed as our Chief Financial Officer, effective June 30, 2008.
**	Mr. Smach resigned effective June 30, 2008

(1)	Information for fiscal years 2007 and 2008 is not included for Messrs. Read, Clarke and Burke, each of whom was appointed an executive officer during fiscal year 2009.

(2)	Messrs. McNamara and Read deferred a portion of their fiscal year 2009 salary under our senior executive deferred compensation plan, which amounts are included in the Nonqualified Deferred Compensation in Fiscal Year 2009 table on page 49 of this proxy statement. Messrs. McNamara, Smach, and Burke and Ms. Schiff also contributed a portion of their fiscal year 2009 salaries to their 401(k) savings plan accounts and Mr. Clarke contributed a portion of his earnings to the company’s Canadian after tax savings plan. All amounts deferred are included under this column. Mr. Clarke’s salary is converted to Canadian dollars immediately prior to payout using the prevailing exchange rate on the effective date of the beginning of the pay periods beginning in January and July of each year.

(3)	For fiscal year 2009, this column shows the unvested portion of Mr. McNamara’s deferred compensation account that vested on April 1, 2009. For additional information about the company’s deferred compensation arrangements, see the section entitled “Compensation Discussion and Analysis – Fiscal Year 2009 Executive Compensation – Deferred Compensation” beginning on page 36 of this proxy statement and the discussion under the section entitled “Nonqualified Deferred Compensation in Fiscal Year 2009” beginning on page 48 of this proxy statement.

(4)	Stock awards consist of service-based and performance-based share bonus awards. The amounts in this column do not reflect compensation actually received by the named executive officers nor do they reflect the actual value that will be recognized by the named executive officers. Instead, the amounts reflect the compensation cost recognized by us in fiscal years 2009, 2008 and 2007 for financial statement reporting purposes in accordance with SFAS 123(R) for share bonus awards granted in and prior to fiscal year

2009. The amounts in this column exclude the impact of estimated forfeitures related to service-based vesting conditions. As a result of the dramatically deteriorating macro-economic climate, which has slowed demand for our customers’ products and the resulting decrease in our expected operating results, management believes that achievement of the longer-term goals for the performance-based share bonus awards granted to our named executive officers in April 2006, May 2007 and June 2008 are no longer probable and these awards are not expected to vest. As a result, cumulative compensation expense previously recognized for these share bonus awards was reversed during the fourth quarter of fiscal year 2009. Compensation cost reversed during the fourth quarter of fiscal year 2009 for the named executive officers was as follows: Mr. McNamara - $1,528,690; Mr. Read - $506,997; Mr. Clarke - $313,627; Mr. Burke - $82,547; and Ms. Schiff - $235,220. The full grant-date fair value of share bonus awards granted in fiscal year 2009 is reflected in the Grants of Plan-Based Awards in 2009 table beginning on page 43 of this proxy statement. For information regarding the assumptions made in calculating the amounts reflected in this column, see the section entitled “Stock-Based Compensation” under Note 2 to our audited consolidated financial statements for the fiscal year ended March 31, 2009, included in our Annual Report on Form 10-K for the fiscal year ended March 31, 2009.

(5)	The amounts in this column do not reflect compensation actually received by the named executive officers nor do they reflect the actual value that will be recognized by the named executive officers. Instead, the amounts reflect the compensation cost recognized by us in fiscal years 2009, 2008 and 2007 for financial statement reporting purposes in accordance with SFAS 123(R) for stock options granted in and prior to fiscal year 2009. The amounts in this column exclude the impact of estimated forfeitures related to service-based vesting conditions. There were no option grants to the named executive officers in fiscal year 2008. Information regarding the assumptions made in calculating the amounts reflected in this column for grants made in fiscal year 2009, is included in the section entitled “Stock-Based Compensation” under Note 2 to our audited consolidated financial statements for the fiscal year ended March 31, 2009, included in our Annual Report on Form 10-K for the fiscal year ended March 31, 2009. In connection with his resignation, Mr. Smach forfeited 204,166 stock options, 183,333 of which were originally granted on April 17, 2006 and 20,833 of which were originally grant on August 23, 2004. The forfeiture of these options did not result in the reversal of any amounts previously expensed by the company.

(6)	The amounts in this column represent aggregate quarterly incentive cash bonuses earned in fiscal year 2009. For additional information, see the section entitled “Compensation Discussion and Analysis – Fiscal Year 2009 Executive Compensation – Annual Incentive Bonus Plan.” Mr. Clarke’s bonus is calculated in United States dollars and converted to Canadian dollars immediately prior to payout using the prevailing exchange rate on the effective date of the beginning of the pay periods beginning in January and July of each year. Messrs. McNamara and Smach deferred a portion of their quarterly incentive bonuses under our senior executive deferred compensation plan, which amounts are included in the Nonqualified Deferred Compensation in Fiscal Year 2009 table on page 49 of this proxy statement. All amounts deferred are included under this column.

(7)	The amounts in this column represent the above-market earnings on nonqualified deferred compensation accounts in each respective fiscal year. None of our named executive officers participated in any defined benefit or pension plans and none of our named executive officers realized any above-market earnings on their non-qualified deferred compensation accounts in fiscal year 2009. Above-market earnings represent the difference between market interest rates determined pursuant to SEC rules and earnings credited to the named executive officers’ deferred compensation accounts. See the Nonqualified Deferred Compensation in Fiscal Year 2009 table on page 49 of this proxy statement for additional information.

(8)	The following table provides a breakdown of the compensation included in the “All Other Compensation” column for fiscal year 2009:

	401(k)
	Savings Plan				Relocation/
	Company		Enhanced	Personal	Expatriate
	Match		Long-Term	Aircraft	Assignment	Tax
	Expenses		Disability	Usage	Expenses	Reimbursements	Miscellaneous	Total
Name	($) (1)		($) (2)	($) (3)	($) (4)	($) (5)	($) (6)	($)

Michael M. McNamara	$7,813		$1,966	$39,424	—	$33,980	—	$83,183
Paul Read	—		$1,661	$16,610	—	$12,619	$500	$31,390
Michael J. Clarke	$81,682	(7)	—	—	$150,004	$110,000	—	$341,686
Sean P. Burke	$8,731		$1,798	—	—	—	—	$10,529
Carrie L. Schiff	$8,799		$1,689	—	—	—	—	$10,488
Thomas J. Smach	$3,950		$280	$21,942	—	$620,215	$1,548,421	$2,194,808

(1)	The amounts in this column represent company matching contributions to the 401(k) saving plan accounts for Messrs. McNamara, Smach and Burke and Ms. Schiff. In the case of Mr. Clarke, it represents the company matching contribution to Mr. Clarke’s after-tax savings account in the company’s Canadian retirement program.

(2)	The amounts in this column represent the company’s contribution to the executive long-term disability program which provides additional benefits beyond the basic employee long-term disability program.

(3)	The amounts in this column represent the variable operating costs resulting from the personal use of the company aircraft. Costs include a portion of ongoing maintenance and repairs, aircraft fuel, satellite communications and travel expenses for the flight crew. It excludes non-variable costs which would have been incurred regardless of whether there was any personal use of aircraft.

(4)	For fiscal year 2009, this amount represents the costs associated with Mr. Clarke’s international assignment and includes rent and home management costs of $77,127 while on assignment in the United States, education reimbursement of $56,698 and $16,179 of other related costs.

(5)	For Mr. McNamara, this amount represents the sum of (A) $16,002 for the reimbursement of taxes with respect to taxes due on Mr. McNamara’s vested deferred compensation amounts for the 2009 fiscal year and (B) $17,978 related to taxes due as a result of the personal use of the company aircraft. For Mr. Read, this amount represents the sum of (A) $10,945 related to taxes with respect to the personal use of company aircraft and (B) $1,674 related to foreign taxes paid. For Mr. Clarke, this amount represents reimbursement for the incremental taxes estimated to be due as a result of his international assignment. Amounts in this column for Mr. Clarke are estimates. Actual tax amounts will only be known upon completion of tax filings in both the United States and Canada. For Mr. Smach, this amount represents the sum of (A) $24,231 for the reimbursement of taxes with respect to the one percent tax in California on earnings above $1,000,000, (B) $1,252 related to the taxes due as a result personal use of company aircraft, (C) $4,513 related to taxes due primarily as a result of a company gift upon his retirement from the company and (D) $590,323 for the reimbursement of taxes with respect to his severance payment.

(6)	The amount disclosed for Mr. Read represents $500 paid for tax filing assistance. For Mr. Smach, this amount includes (A) $7,068 for continued health coverage, (B) $5,521 for a company gift upon his retirement from the company, (C) $650,000 representing the acceleration of a previously-awarded deferred bonus, plus accumulated earnings on the deferred bonus as of June 30, 2008 of $191,353 and (D) $700,000 paid as a severance payment. The amount disclosed for Mr. Smach does not include $1,000,000 representing the acceleration of a portion of the unvested account balance of his deferred compensation account, which amount has been held back by the company subject to Mr. Smach’s compliance with certain non-solicitation and other obligations. For more information about the benefits paid to Mr. Smach upon his separation from the company, see the Potential Payments Upon Termination or Change of Control table beginning on page 52 of this proxy statement.

(7)	All company contributions to Mr. Clarke’s after-tax savings account in the company’s Canadian retirement program were paid in Canadian dollars and have been converted into United States dollars based on the prevailing exchange rate at the end of the 2009 fiscal year.

Grants of Plan-Based Awards in Fiscal Year 2009

The following table presents information about equity and non-equity awards we granted in our 2009 fiscal year to our named executive officers. The awards included in this table consist of:

•	awards under our three-year cash incentive bonus plan;

•	awards under our annual incentive cash bonus program;

•	stock options;

•	performance-based share bonus awards; and

•	service-based share bonus awards.

												All Other	All Other
												Stock	Option		Grant
												Awards:	Awards:	Exercise	Date Fair
												Number	Number of	or Base	Value of
									Estimated Future Payouts Under Equity Incentive Plan			of Shares	Securities	Price of	Stock and
			Estimated Future Payouts Under Non-Equity Incentive Plan Awards						Awards (1)			of Stock	Underlying	Option	Option
	Grant	Approval	Threshold		Target		Maximum		Threshold	Target	Maximum	or Units	Option	Awards	Awards
Name	Date	Date	($)		($)		($)		(#)	(#)	(#)	(#) (2)	(#) (3)	($/Sh) (4)	($) (5)

Michael M. McNamara	—	—	$937,500	(6)	$1,875,000	(6)	$3,750,000	(6)	—	—	—	—	—	—	—

	—	—	$2,000,000	(7)	$3,000,000	(7)	$4,000,000	(7)	—	—	—	—	—	—	—

	6/2/2008	—	—		—		—		300,000	400,000	500,000	—	—	—	$5,295,000

	6/2/2008	—	—		—		—		—	—	—	—	2,000,000	$10.59	$7,964,000

	6/2/2008	—	—		—		—		—	—	—	—	2,000,000	$10.59	$8,500,000

	12/5/2008	12/1/2008	—		—		—		—	—	—	—	2,000,000	$2.26	$2,344,000

	3/2/2009	—	—		—		—		—	—	—	500,000	—	—	$970,000

	3/2/2009	—	—		—		—		—	—	—	—	2,000,000	$1.94	$2,041,600

Paul Read	—	—	$277,500	(6)	$555,000	(6)	$1,215,000	(6)	—	—	—	—	—	—	—

	—	—	$750,000	(7)	$1,000,000	(7)	$1,250,000	(7)	—	—	—	—	—	—	—

	6/2/2008	—	—		—		—		100,000	150,000	200,000	—	—	—	$2,118,000

	6/2/2008	—	—		—		—		—	—	—	—	700,000	$10.59	$2,787,400

	6/2/2008	—	—		—		—		—	—	—	—	700,000	$10.59	$2,975,000

	12/5/2008	12/1/2008	—		—		—		—	—	—	—	2,000,000	$2.26	$2,344,000

Michael J. Clarke	—	—	$220,000	(6)	$440,000	(6)	$1,386,000	(6)	—	—	—	—	—	—	—

	—	—	$375,000	(7)	$500,000	(7)	$625,000	(7)	—	—	—	—	—	—	—

	6/2/2008	—	—		—		—		70,000	80,000	90,000	—	—	—	$1,010,700

	6/2/2008	—	—		—		—		—	—	—	—	600,000	$10.59	$2,389,200

	12/5/2008	12/1/2008	—		—		—		—	—	—	—	600,000	$2.26	$703,200

Sean P. Burke	—	—	$157,500	(6)	$315,000	(6)	$992,250	(6)	—	—	—	—	—	—	—

	—	—	$375,000	(7)	$500,000	(7)	$625,000	(7)	—	—	—	—	—	—	—

	6/2/2008	—	—		—		—		70,000	80,000	90,000	—	—	—	$1,010,700

	6/2/2008	—	—		—		—		—	—	—	50,000			$529,500

	6/2/2008	—	—		—		—		—	—	—	—	400,000	$10.59	$1,592,800

	12/5/2008	12/1/2008	—		—		—		—	—	—	—	400,000	$2.26	$468,800

Carrie L. Schiff	—	—	$127,500	(6)	$255,000	(6)	$669,375	(6)	—	—	—	—	—	—	—

	—	—	$250,000	(7)	$375,000	(7)	$500,000	(7)	—	—	—	—	—	—	—

	6/2/2008	—	—		—		—		40,000	50,000	60,000	—	—	—	$673,800

	6/2/2008	—	—		—		—		—	—	—	—	300,000	$10.59	$1,194,600

	12/5/2008	12/1/2008	—		—		—		—	—	—	—	300,000	$2.26	$351,600

(1)	This column reflects the range of estimated future vesting of performance-based share bonus awards that were granted in fiscal year 2009 under our 2001 Equity Incentive Plan and our 2002 Interim Incentive Plan. The performance-based share bonus awards cliff vest after three years only if the company achieves pre-determined three-year compounded annual adjusted EPS growth rates for the three years ending in fiscal year 2011. As a result of the dramatically deteriorating macro-economic climate, which has slowed demand for our customers’ products, and the resulting decrease in our expected operating results, management of the company believes that achievement of these performance measures is no longer probable and these awards are not expected to vest. For additional information, see the section entitled “Compensation Discussion and Analysis – Fiscal Year 2009 Executive Compensation – Stock-based Compensation – Grants During Fiscal Year 2009” beginning on page 35 of this proxy statement.

(2)	This column shows the number of service-based share bonus awards granted in fiscal year 2009 under our 2001 Equity Incentive Plan. For Mr. McNamara, the share bonus award vests in equal annual installments over three years commencing on March 2, 2010, provided that Mr. McNamara continues to remain employed on the vesting date. For Mr. Burke, the share bonus awards cliff vest on June 2, 2011, provided that Mr. Burke continues to remain employed on the vesting date. For additional information, see the section entitled “Compensation Discussion and Analysis – Fiscal Year 2009 Executive Compensation – Stock-based Compensation – Grants During Fiscal Year 2009” beginning on page 35 of this proxy statement.

(3)	This column shows the number of service-based stock options granted in fiscal year 2009 under our 2001 Equity Incentive Plan. These options vest as follows: 25% on the one-year anniversary of the grant date, with the remainder vesting in 36 equal monthly installments thereafter. Vesting is contingent upon the named executive officer continuing to remain employed on the vesting date. In addition, grants to Mr. McNamara and Mr. Read, consisting of 2,000,000 and 700,000 options, respectively, have a market based component, which requires that the company’s stock price be at least $12.50 per share in order for the options to be exercisable. For additional information, see the section entitled “Compensation Discussion and Analysis – Fiscal Year 2009 Executive Compensation – Stock-based Compensation – Grants During Fiscal Year 2009” beginning on page 35 of this proxy statement.

(4)	This column shows the exercise price for the stock options granted, which was the closing price of our ordinary shares on the date the options were granted.

(5)	This column shows the grant-date fair value of share bonus awards and stock options under SFAS 123(R) granted to our named executive officers in fiscal year 2009. The grant-date fair value is the amount that we will expense in our financial statements over the award’s vesting schedule. Expense will be reversed for awards and options that do not vest. For share bonus awards, fair value is the closing price of our ordinary shares on the grant date. For stock options, the fair value is calculated using the Black-Scholes option pricing formula and a single option award approach. The fair values shown for share bonus awards and stock options are accounted for in accordance with SFAS 123(R). The grant date fair value of the share bonus awards reflects the maximum payout under these awards. Additional information on the valuation assumptions is included in the section entitled “Stock-Based Compensation” under Note 2 of our audited consolidated financial statements for the fiscal year ended March 31, 2009, included in our Annual Report on Form 10-K for the fiscal year needed March 31, 2009. These amounts reflect our accounting expense, and do not correspond to the actual value that will be recognized by the named executive officers. As a result of the dramatically deteriorating macro-economic climate, which has slowed demand for our customers’ products, and the resulting decrease in our expected operating results, management of the company believes that achievement of the long-term goals for the performance-based share bonus awards granted to our named executive officers in June 2008 is no longer probable and these awards are not expected to vest. As a result, compensation expense previously recognized for these share bonus awards was reversed during the fourth quarter of fiscal year 2009.

(6)	These amounts show the range of possible payouts under our annual incentive cash bonus program for fiscal year 2009. The maximum payment for Messrs. McNamara and Read (other than with respect to the first fiscal quarter for Mr. Read) represents 200% of the target payment. The maximum payment for our other named executive officers, and for Mr. Read with respect to the first fiscal quarter, is approximately 300%, except that the maximum payment with respect to 20% of the target payout amounts in the third and fourth fiscal quarters for each of Mr. Clarke and Mr. Burke and with respect to 75% of the target payout amount in the third and fourth fiscal quarters for Ms. Schiff was only 200%. In addition, the maximum payment amounts for Messrs. Clarke and Burke include additional potential bonus amounts in the third and fourth fiscal quarters equal to 10% and 8.75% of annual base salary, respectively, for each quarter. The threshold payment for each named executive officer represents 50% of target payout levels. The annual incentive bonus plan provided for minimum payouts for the third and fourth fiscal quarters of 2009 as follows: Mr. McNamara -- $234,375; Mr. Read -- $75,000; Mr. Clarke -- $11,000; Mr. Burke -- $7,875; and Ms. Schiff -- $23,907. Amounts actually earned in fiscal year 2009 are reported as Non-Equity Incentive Plan Compensation in the Summary Compensation Table. For additional information, see the section entitled “Compensation Discussion and Analysis – Fiscal Year 2009 Executive Compensation – Annual Incentive Bonus Plan” beginning on page 26 of this proxy statement.

(7)	These amounts show the range of potential payouts under our three-year cash incentive bonus plan ending in fiscal year 2011. Payouts will only be made if we achieve pre-determined three-year compounded annual adjusted EPS growth rates for the three years ending in fiscal year 2011. As a result of the dramatically deteriorating macro-economic climate, which has slowed demand for our customers’ products, and the resulting decrease in our expected operating results, management of the company believes that achievement of these performance measures is no longer probable and these bonuses are not expected to be paid. For additional information, see the section entitled “Compensation Discussion and Analysis – Fiscal Year 2009 Executive Compensation – Long-Term Incentive Programs – Three-Year Performance Plan (fiscal 2009 through fiscal 2011)” beginning on page 33 of this proxy statement.

Outstanding Equity Awards at 2009 Fiscal Year-End

The following table presents information about outstanding options and stock awards held by our named executive officers as of March 31, 2009. The table shows information about:

•	stock options,

•	service-based share bonus awards, and

•	performance-based share bonus awards.

The market value of the stock awards is based on the closing price of our ordinary shares as of March 31, 2009, which was $2.89. Market values shown assume all performance criteria are met and the maximum value is paid. For additional information, see the section entitled “Compensation Discussion and Analysis – Fiscal Year 2009 Executive Compensation – Stock-based Compensation” beginning on page 34 of this proxy statement.

	Option Awards							Stock Awards
												Equity
				Equity							Equity	Incentive
				Incentive							Incentive	Plan Awards:
				Plan							Plan Awards:	Market or
				Awards:						Market	Number of	Payout Value
	Number of	Number of		Number of				Number of		Value of	Unearned	of Unearned
	Securities	Securities		Securities				Shares or		Shares or	Shares, Units	Shares, Units
	Underlying	Underlying		Underlying				Units of		Units of	or Other	or Other
	Unexercised	Unexercised		Unexercised		Option		Stock		Stock That	Rights That	Rights That
	Options	Options		Unearned		Exercise	Option	That Have		Have Not	Have Not	Have Not
	(#)	(#)		Options		Price	Expiration	Not Vested		Vested	Vested	Vested
Name	Exercisable	Unexercisable		(#)		($)	Date	(#)		($)	(#) (1)	($)

Michael M. McNamara	150,000	—		—		$13.98	09/21/2011	—		—	—	—
	2,000,000	—		—		$7.90	07/01/2012	—		—	—	—
	600,000	—		—		$8.84	09/03/2012	—		—	—	—
	200,000	—		—		$11.53	08/23/2014	—		—	—	—
	3,000,000	—		—		$12.37	05/13/2015	—		—	—	—
	510,417	189,583	(2)	—		$11.23	04/17/2016	—		—	—	—
	—	2,000,000	(3)	—		$10.59	06/02/2015	—		—	—	—
	—	—		2,000,000	(4)	$10.59	06/02/2015	—		—	—	—
	—	2,000,000	(5)	—		$2.26	12/05/2015	—		—	—	—
	—	2,000,000	(5)	—		$1.94	03/02/2016	—		—	—	—
	—	—		—		—	—	758,333	(6)	$2,191,582	758,333	$2,191,582
Paul Read	12,500	—		—		$23.19	12/20/2010	—		—	—	—
	623	—		—		$23.02	07/06/2011	—		—	—	—
	30,000	—		—		$15.90	10/01/2011	—		—	—	—
	80,000	—		—		$16.57	01/09/2014	—		—	—	—
	20,000	—		—		$10.34	07/01/2013	—		—	—	—
	50,000	—		—		$13.18	09/28/2014	—		—	—	—
	125,000	—		—		$12.05	10/29/2014	—		—	—	—
	—	700,000	(7)	—		$10.59	06/02/2015	—		—	—	—
	—	—		700,000	(8)	$10.59	06/02/2015	—		—	—	—
	—	2,000,000	(9)	—		$2.26	12/05/2015	—		—	—	—
	—	—		—		—	—	80,000	(10)	$231,200	280,000	$809,200
Michael J. Clarke	182,292	67,708	(11)	—		$10.78	04/13/2016	—		—	—	—
	—	600,000	(12)	—		$10.59	06/02/2015	—		—	—	—
	—	600,000	(13)	—		$2.26	12/05/2015	—		—	—	—
	—	—		—		—	—	110,000	(14)	$317,900	140,000	$404,600
Sean P. Burke	197,917	52,083	(15)	—		$10.53	01/23/2016	—		—	—	—
	—	400,000	(16)	—		$10.59	06/02/2015	—		—	—	—
	—	400,000	(17)	—		$2.26	12/05/2015	—		—	—	—
	—	—		—		—	—	90,000	(18)	$260,100	130,000	$375,700
Carrie L. Schiff	16,250	—		—		$13.98	9/21/2011	—		—	—	—
	4,167	—		—		$5.88	07/01/2012	—		—	—	—
	10,000	—		—		$10.34	07/01/2013	—		—	—	—
	75,000	—		—		$16.57	01/09/2014	—		—	—	—
	15,000	—		—		$13.18	09/28/2014	—		—	—	—
	3,750	—		—		$13.98	09/21/2011	—		—	—	—
	38,333	1,667	(19)	—		$11.10	05/02/2015	—		—	—	—
	—	300,000	(20)	—		$10.59	06/02/2015	—		—	—	—
	—	300,000	(21)	—		$2.26	12/05/2015	—		—	—	—
	—	—		—		—	—	107,500	(22)	$310,675	97,500	$281,775
Thomas J. Smach	100,000	—		—		$13.98	9/21/2011	—		—	—	—
	479,167	—		—		$11.53	08/23/2014	—		—	—	—
	500,000	—		—		$12.37	05/13/2015	—		—	—	—
	216,667	—		—		$11.23	04/17/2016	—		—	—	—

(1)	This column shows performance-based share bonus awards that vest annually or cliff vest over three, four or five years if we achieve pre-determined year-over-year adjusted EPS growth rates or adjusted operating profit growth rates, provided that if one or more of the annual adjusted EPS growth targets or adjusted operating profit targets is not met, the unvested portion may be recouped if the subsequent period’s cumulative target is met. Awards for Mr. McNamara vest over three years, four years or cliff vest after three years, subject to achievement of the performance conditions. Awards for Messrs. Read, Clarke and Burke vest over five years or cliff vest after three years, and awards for Ms. Schiff cliff vest after three years, in each case subject to the achievement of performance conditions. The amounts disclosed in this column represent the maximum number of shares that could vest under each performance-based share bonus award.

(2)	These stock options vest monthly from April 17, 2009 through April 17, 2010.

(3)	500,000 of these stock options will vest on June 2, 2009, and 1,500,000 options will vest monthly from July 2, 2009 through June 2, 2012.

(4)	500,000 of these stock options will vest on June 2, 2009, and 1,500,000 options will vest monthly from July 2, 2009 through June 2, 2012, provided that these options may only be exercised if the trading price of our ordinary shares is at least $12.50 per share.

(5)	500,000 of these stock options vest on June 2, 2009 and on the first, second and third anniversary thereof.

(6)	33,334 shares vested on April 17, 2009; 75,000 shares vest annually on May 1, 2009, 2010 and 2011, and 166,667 shares vest annually on March 2, 2010, 2011 and 2012.

(7)	175,000 of these stock options will vest on June 2, 2009, and 525,000 options will vest monthly from July 2, 2009 through June 2, 2012.

(8)	175,000 of these stock options will vest on June 2, 2009, and 525,000 options will vest monthly from July 2, 2009 through June 2, 2012, provided that these options may only be exercised if the trading price of our ordinary shares is at least $12.50 per share.

(9)	500,000 stock options vest on June 2, 2009 and on the first, second and third anniversary thereof.

(10)	10,000 shares vested on April 3, 2009; 10,000 shares vest annually on April 3, 2010 and April 3, 2011, and 50,000 shares will cliff vest on May 1, 2010.

(11)	These stock options vest monthly from April 13, 2009 through April 13, 2010.

(12)	150,000 of these stock options will vest on June 2, 2009, and 450,000 options will vest monthly from July 2, 2009 through June 2, 2012.

(13)	150,000 stock options vest on June 2, 2009 and on the first, second and third anniversary thereof.

(14)	20,000 shares vested on April 13, 2009; 20,000 shares will vest annually on April 13, 2010 and April 13, 2011, and 50,000 shares will cliff vest on May 1, 2010.

(15)	These stock options vest monthly from April 23, 2009 through January 23, 2010.

(16)	100,000 of these stock options will vest on June 2, 2009, and 300,000 options will vest monthly from July 2, 2009 through June 2, 2012.

(17)	100,000 stock options vest on June 2, 2009 and on the first, second and third anniversary thereof.

(18)	10,000 shares vested on May 1, 2009; 10,000 shares will vest annually on May 1, 2010 through May 1, 2012, and 50,000 shares will cliff vest on June 2, 2011.

(19)	These stock options vested monthly from April 2, 2009 to May 2, 2009.

(20)	75,000 of these stock options will vest on June 2, 2009, and 225,000 options will vest monthly from July 2, 2009 through June 2, 2012.

(21)	75,000 stock options vest on June 2, 2009 and on the first, second and third anniversary thereof.

(22)	10,000 shares vested on April 13, 2009 and on May 1, 2009; 10,000 shares will vest annually on April 13, 2010 and April 13, 2011; 10,000 shares will vest on May 1, 2010 and on the first and second anniversary thereof; and 37,500 of these shares will vest on May 1, 2010.

Option Exercises and Stock Vested in Fiscal Year 2009

The following table presents information, for each of our named executive officers, on (i) stock option exercises during fiscal year 2009, including the number of shares acquired upon exercise and the value realized and (ii) the number of shares acquired upon the vesting of stock awards in the form of share bonus awards during fiscal year 2009 and the value realized, in each case before payment of any applicable withholding tax and broker commissions.

	Option Awards		Stock Awards
			Number of Shares
	Number of Shares	Value Realized on	Acquired on	Value Realized
	Acquired on Exercise	Exercise	Vesting	on Vesting
Name	(#)	($)	(#)	($)

Michael M. McNamara	—	—	216,666	$2,267,910
Paul Read	—	—	20,000	$200,400
Michael J. Clarke	—	—	20,000	$185,600
Sean P. Burke	—	—	20,000	$213,500
Carrie L. Schiff	—	—	20,000	$202,400
Thomas J. Smach	500,000	$756,170	358,332	$3,503,945

Nonqualified Deferred Compensation in Fiscal Year 2009

Each of our named executive officers participates in a deferred compensation plan. These plans are intended to promote retention by providing a long-term savings opportunity on a tax-efficient basis. Messrs. McNamara and Read participate in our Senior Executive Deferred Compensation Plan, which we refer to as the senior executive plan. In addition, Mr. Smach participated in the senior executive plan until his resignation, effective June 30, 2008. Participants in the senior executive plan may receive long-term deferred bonuses, which are subject to vesting requirements. In addition, a participant may defer up to 80% of his salary and up to 100% of his cash bonuses. The deferred compensation is credited to a deferral account established under the senior executive plan for recordkeeping purposes. Amounts credited to a deferral account are deemed to be invested in hypothetical investments selected by an investment manager on behalf of each participant. Under the senior executive plan, we have entered into a trust agreement providing for the establishment of an irrevocable trust into which we are required to deposit cash or other assets as specified in the applicable deferral agreement, equal to the aggregate amount required to be credited to the participant’s deferral account, less any applicable taxes to be withheld. The deferred account balances of the participants in the senior executive plan are unfunded and unsecured obligations of the company, receive no preferential standing, and are subject to the same risks as any of our other general obligations. Participants in the senior executive plan may receive their vested deferred compensation balances upon termination of employment either through a lump sum payment or in installments over a period of up to 10 years.

Messrs. Clarke and Burke and Ms. Schiff participate in the company’s Senior Management Deferred Compensation Plan (referred to as the senior management plan). Mr. Read participated in the senior management plan until December 1, 2008, when our Board approved his participation in the senior executive plan. Under the senior management plan, a participant may receive a deferred discretionary contribution, which is subject to vesting requirements. Deferred balances under the senior management plan are deemed to be invested in hypothetical investments selected by the participant or the participant’s investment manager. Participants in the senior management plan will receive their vested deferred compensation balances upon termination of employment through a lump sum payment on the later of January 15th of the year following termination and six months following termination. In addition, any unvested portions of the deferral accounts will become 100% vested if the executive’s employment is terminated as a result of his or her death. Under the senior management plan, we have entered into a trust agreement providing for the establishment of an irrevocable trust into which we are required to deposit cash or other assets as specified in the applicable deferral agreement, equal to the aggregate amount required to be credited to the participant’s deferral account, less any applicable taxes to be withheld. The deferred account balances of the participants in the senior management plan are unfunded and unsecured obligations of the company, receive no preferential standing, and are subject to the same risks as any of our other general obligations.

For a discussion of the deferred bonuses granted to each of the named executive officers and their vesting terms, including vesting upon the executive’s termination or a change in control of the company, see the sections entitled “Compensation Discussion and Analysis – Fiscal Year 2009 Executive Compensation – Deferred Compensation” beginning on page 36 of this proxy statement and “Executive Compensation – Potential Payments Upon Termination or Change of Control” beginning on page 50.

The following table presents information for fiscal year 2009 about: (i) contributions by the named executive officer to his or her deferred compensation plan account; (ii) company contributions to the deferred compensation plan accounts; (iii) earnings on the deferred compensation plan accounts; (iv) withdrawals and distributions from the deferred compensation plan accounts; and (v) the deferred compensation plan account balances as of the end of the fiscal year.

	Executive	Company	Aggregate Earnings	Aggregate
	Contributions in	Contributions in	(Loss) in Last Fiscal	Withdrawals/	Aggregate Balance at Last
	Last Fiscal Year	Last Fiscal Year	Year	Distributions	Fiscal Year-End
Name	($) (1)	($) (2)	($) (3)	($) (4)	($) (5)

Michael M. McNamara	$2,125,000	—	$(3,437,089)	—	$6,909,555
Paul Read	—	$2,180,000	$(273,208)	—	$2,757,970
Michael J. Clarke	—	$82,500	$2,554	—	$457,931
Sean P. Burke	—	$135,000	$4,152	—	$675,609
Carrie L. Schiff	—	$127,500	$(243,071)	—	$489,796
Thomas J. Smach (6)	$630,000	—	$(1,300,689)	$2,852,585	$808,375

(1)	Reflects the salary and bonus payments deferred by our named executive officers during the 2009 fiscal year. These amounts are included in the Summary Compensation Table under the “Salary” and “Non-Equity Incentive Plan Compensation” columns.

(2)	For Mr. Read, this amount represents contributions under the senior executive deferred compensation plan of $2,000,000 and contributions under the senior management plan of $180,000 during fiscal year 2009. For Messrs. Burke and Clarke and Ms. Schiff, these amounts represent contributions under the senior management plan during fiscal year 2009. These awards vest over a period of years so long as the executive remains employed with us. Neither Messrs. Read, Burke or Clarke or Ms. Schiff were vested under these plans as of March 31, 2009. These amounts, including any earnings or losses thereon, will be reported under the “Bonus” column of the Summary Compensation Table in future years if the executive continues to be a named executive officer. For additional information on these contributions and their vesting terms, including vesting upon the executive’s termination or a change in control of the company, see the sections entitled “Compensation Discussion and Analysis – Fiscal Year 2009 Executive Compensation – Deferred Compensation” beginning on page 36 of this proxy statement and “Executive Compensation – Potential Payments Upon Termination or Change of Control” beginning on page 50.

(3)	Reflects earnings for each named executive officer. The above-market portion of these earnings is included under the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column in the Summary Compensation Table. For Mr. Read, $15,521 was earned under his senior executive plan account and there was a loss of $288,729 under his senior management plan account.

(4)	Reflects a distribution made to Mr. Smach from his senior executive plan account.

(5)	The amounts in this column have previously been reported in the Summary Compensation Table for this and prior fiscal years, except for the following amounts: Paul Read – $2,757,970; Michael Clarke – $457,931; Sean Burke – $675,609; and Carrie Schiff – $300,531. The amounts in this column include the following unvested balances for the named executive officers: Michael M. McNamara – $1,054,398; Paul Read – $2,757,970; Michael J. Clarke – $457,931; Sean P. Burke – $675,609; and Carrie L. Schiff – $489,796. In addition, the amount for Mr. Smach reflects the $1 million which was held back by the company in connection with his separation agreement, less aggregate losses. Pursuant to the terms of the separation agreement and in consideration for a general release from claims against the company, the vesting of Mr. Smach’s previously-awarded deferred bonus in the amount of $1.65 million, plus accumulated earnings of $191,353 was accelerated as of June 30, 2008, subject to a holdback of $1 million. Subject to Mr. Smach’s compliance with certain non-solicitation obligations, 100% of the holdback amount will be released and vest on December 31, 2009. For Mr. Read, the amount includes a $2,015,521 unvested balance in his senior executive plan account and a $742,449 unvested balance held in his senior management plan account.

(6)	Does not include a loss of $2,191,059 on Mr. Smach’s account under the Dii Group deferred compensation plan (which had been established by the Dii Group, which we acquired in 2000; no further employer or employee contributions have been made under this plan). Also does not include the aggregate balance of this account of $4,134,523.

Potential Payments Upon Termination or Change of Control

As described in the section entitled “Compensation Discussion and Analysis” beginning on page 20 of this proxy statement, other than Mr. Smach’s separation agreement, our named executive officers do not have employment or severance agreements with us. However, our named executive officers are entitled to certain termination and change of control benefits under each executive’s deferred compensation plan and under certain equity awards. These benefits, along with the termination benefits provided or to be provided to Mr. Smach pursuant to his separation agreement, are described below and quantified in the table below.

Acceleration of Vesting of Deferred Compensation

•	if the employment of Mr. McNamara or Mr. Read (with respect to his account under the senior executive plan) is terminated as a result of his death or disability, or the employment of Messrs. Read (with respect to his account under the senior management plan), Clarke or Burke or Ms. Schiff is terminated as a result of his or her death, the entire unvested portion of the executive’s deferred compensation account will vest;

•	if there is a change of control (as defined in the senior executive plan), the entire unvested portion of the deferred compensation account of each of Messrs. McNamara and Read (with respect to his account under the senior management plan) will vest; and

•	if there is a change of control (as defined in the senior management plan), a percentage of the unvested portion of the deferral account of each of Messrs. Read (with respect to his account under the senior management plan), Clarke and Burke and Ms. Schiff will vest based on the executive’s completed months of service with the company as follows: Mr. Read -- number of months from July 1, 2005 to July 1, 2014, divided by 108; Mr. Clarke -- number of months from July 1, 2007 to July 1, 2014, divided by 84; Mr. Burke -- number of months from November 10, 2006 to July 1, 2017

(inclusive of November 2006), divided by 128; and Ms. Schiff -- number of months from July 1, 2005 to July 1, 2017, divided by 144.

       Thomas J. Smach Separation Agreement

Effective on June 30, 2008, Thomas Smach retired as our Chief Financial Officer. Pursuant to his separation agreement and in consideration for a general release from claims, we agreed to pay Mr. Smach a severance payment equal to $700,000, which amount was grossed-up to reimburse Mr. Smach for income taxes. In addition, we accelerated the unvested portion of Mr. Smach’s deferred compensation account, subject to a $1,000,000 holdback and compliance with certain non-solicitation obligations, as described in the table below. We also agreed that Mr. Smach’s bonus payment for the quarter ended on June 30, 2008 would not be subject to the normal 50% holdback and that Mr. Smach would not be eligible for any future bonuses. In further consideration for the non-solicitation obligations as well as non-disclosure and non-disparagement agreements, we accelerated the vesting of 216,666 unvested shares previously granted pursuant to share bonus awards and extended the exercisability of an aggregate of 670,000 stock options until December 31, 2008. Pursuant to Mr. Smach’s senior executive severance agreement with the Dii Group, which we acquired in 2000, Mr. Smach will continue to be entitled to health coverage for himself and his eligible dependents until he reaches the age of 65. The company will also make any gross-up payments necessary to reimburse Mr. Smach for any tax liability resulting from the benefits provided under the Dii Group senior executive severance agreement. Mr. Smach’s health benefits will be reduced to the extent he receives comparable benefits from another employer.

Acceleration of Vesting of Equity Awards

The number of unvested equity awards held by each named executive officer as of March 31, 2009 is listed above in the Outstanding Equity Awards at 2009 Fiscal Year-End table. All unvested outstanding equity awards held by our named executive officers at the end of fiscal year 2009 were granted under the 2001 Plan or the 2002 Plan, which provide certain benefits to plan participants in the event of the termination of such participant’s employment or a change in control of the company. The terms of these benefits are described below.

Under the terms of the 2001 Plan and the 2002 Plan, if a plan participant ceases to provide services to the company for any reason other than death, cause (as defined in the plan) or disability (as defined in the plan), then the participant may exercise any options which have vested by the date of such termination within three months of the termination date or such other period not exceeding five years or the term of the option, as determined by the Compensation Committee. If a participant ceases to provide services to the company because of death or disability, then the participant may exercise any options which have vested by the date of such termination within 12 months of the termination date or such other period not exceeding five years or the term of the option, as determined by the Compensation Committee. All stock options held by a plan participant who is terminated for cause expire on the termination date, unless otherwise determined by the Compensation Committee. In addition, subject to any waiver by the Compensation Committee, all unvested share bonus awards and unvested stock options held by a plan participant will be forfeited if the participant ceases to provide services to the company for any other reason.

Except for grants to our non-employee directors made under the automatic option grant program of the 2001 Plan, under the terms of the 2001 Plan and the 2002 Plan and the form of share bonus award agreement used for certain of our grants of share bonus awards to our employees (including our executives), in the event of a dissolution or liquidation of the company or if we are acquired by merger or asset sale or in the event of other change of control events, each outstanding stock option issued under the 2001 Plan or the 2002 Plan and each unvested share bonus award with such a provision shall automatically accelerate so that each such award shall, immediately prior to the effective date of such transaction, become fully vested with respect to the total number of shares then subject to such award. However, subject to the specific terms of a given award, vesting shall not so accelerate if, and to the extent, such award is either to be assumed or replaced with a comparable right covering shares of the capital stock of the successor corporation or parent thereof or is replaced with a cash incentive program of the successor corporation which preserves the inherent value existing at the time of such transaction.

All of our named executive officer’s stock options with exercise prices less than $2.89 per share, the closing price of our ordinary shares on the last business day of our 2009 fiscal year, were granted under and are subject to the change of control provisions of one of these plans. In addition, 1,016,666 of Mr. McNamara’s unvested share bonus awards, 200,000 of Mr. Read’s unvested share bonus awards, 90,000 of each of Mr. Clarke’s and Mr. Burke’s unvested share bonus awards and 175,000 of Ms. Schiff’s unvested share bonus awards include such a change of control provision. In addition to the rights described above, 189,584 of Mr. McNamara’s unvested stock options provide that if he is terminated or his duties are substantially reduced or changed during the 18-month period following a change of control, the vesting of the options will accelerate.

Potential Payments Upon Termination or Change of Control
as of March 31, 2009

The following table shows the estimated payments and benefits that would be provided to each named executive officer (other than Mr. Smach) as a result of (i) the accelerated vesting of deferred compensation in the case of his or her death, disability or a change of control and (ii) the accelerated vesting of unvested equity awards in the event of a change of control. The following table also shows the severance payment made to Mr. Smach and the following benefits provided to Mr. Smach under his separation agreement:

•	the accelerated vesting of his deferred compensation account and share bonus awards;

•	the accelerated payment of amounts which otherwise would have been held back in fiscal year 2009 in connection with our annual incentive bonus plan;

•	the extension of the exercise period for certain of his stock options; and

•	the estimated value of his continued health coverage.

Calculations for this table (other than with respect to the severance payment made and the benefits provided for Mr. Smach under his separation agreement) assume that the triggering event took place on March 31, 2009, the last business day of our 2009 fiscal year, and are based on the price per share of our ordinary shares on such date, which was $2.89. The following table does not include potential payouts under our named executive officers’ nonqualified deferred compensation plans relating to vested benefits.

								Estimated
					Accelerated		Extension of	Value of
		Accelerated		Accelerated	Vesting of	Accelerated	Option	Continued
	Severance	Vesting of		Bonus	Share Bonus	Vesting of	Exercise	Health
	Payments	Deferred		Payments	Awards	Stock Options	Period	Coverage
Name	(1)	Compensation		(2)	(3)	(4)	(5)	(6)	Total

Michael M. McNamara	—	$1,054,398	(7)	—	$2,941,215	$3,160,000	—	—	$7,155,613
Paul Read	—	$2,324,875	(7)	—	$578,000	$1,260,000	—	—	$4,162,875
Michael J. Clarke	—	$245,320	(7)	—	$260,100	$378,000	—	—	$883,420
Sean P. Burke	—	$153,068	(7)	—	$260,100	$252,000	—	—	$665,168
Carrie L. Schiff	—	$153,061	(7)	—	$505,750	$189,000	—	—	$847,811
Thomas J. Smach (8)	$1,290,323	$1,841,353	(9)	$175,000	$2,036,660	—	$48,555	$570,930	$5,962,821

(1)	The amount shown for Mr. Smach includes a $700,000 severance payment and tax gross-up payments equal to $590,323.

(2)	We agreed not to hold back the portion of Mr. Smach’s annual incentive bonus for the June 2008 quarter which otherwise would have been held back in accordance with our annual incentive bonus plan.

(3)	The amount shown for Mr. Smach represents the accelerated vesting of 216,666 unvested shares previously granted pursuant to share bonus awards. Pursuant to Mr. Smach’s separation agreement, the vesting of these shares was accelerated on June 30, 2008 in consideration for Mr. Smach’s non-solicitation obligations discussed in note nine below as well as a non-disparagement agreement and an agreement not to disclose non-public information about the company. The amounts shown for each of the other named executive officers represents the estimated value of the accelerated vesting of share bonus awards following a change of control under the terms of his or her award agreement, which assumes that such share bonus awards are not assumed or replaced by the successor corporation or its parent. If such awards are assumed or replaced in a change of control transaction, the vesting of such awards will not accelerate. All amounts shown in this column represent the intrinsic value of the awards based on the closing price of our ordinary shares on June 30, 2008, the date that the awards vested (in the case of Mr. Smach) or March 31, 2009, the assumed date of the triggering event (in the cases of the other named executive officers).

(4)	The estimated values shown represent the acceleration of stock options following a change of control of the company or similar corporate transaction, assuming that such stock options are not assumed or replaced by the successor corporation or its parent. If such options are assumed or replaced in a change of control transaction, the vesting of such awards will not accelerate, except in the case of options for 189,584 shares held by Mr. McNamara which would vest upon his termination or a substantial reduction of his duties during the 18-month period following a change of control. The amounts shown represent the intrinsic value of the awards based on the closing price of our ordinary shares on March 31, 2009, the assumed date of the triggering event.

(5)	The amount shown represents the incremental compensation cost associated with the extension of the option expiration dates from 90 days post employment to December 31, 2008 pursuant to Mr. Smach’s separation agreement, which cost was recognized by us for financial statement reporting purposes in accordance with SFAS 123(R).

(6)	The amount shown represents the estimated value of medical, dental and vision coverage to be provided to Mr. Smach through 2025, based on the current level of coverage as adjusted for estimated annual premium increases. The amount shown includes $261,200 of estimated gross-up payments necessary to reimburse Mr. Smach for any tax liability associated with the receipt of these benefits. The gross-up payments were calculated based on an income tax rate of 35% for federal income taxes, 9.3% for state income taxes and 1.45% for FICA taxes.

(7)	The amount shown for Mr. McNamara represents the entire unvested portion of his deferred compensation account, which would vest in the event of death, disability or a change of control. The amount shown for Mr. Read represents the portion of the unvested portion of his deferred compensation account that would vest in the event of a change of control. The portion of Mr. Read’s deferred compensation account that would vest in the event of his disability is $2,015,521. The entire portion of the unvested portion of Mr. Read’s deferred compensation account, or $2,757,970, would vest in the event of his death. The amounts shown for each of Messrs. Clarke and Burke and Ms. Schiff represent the portion of the unvested portion of his or her deferred compensation account that would vest in the event of a change of control. The entire amount of each of Messrs. Clarke’s or Burke’s or Ms. Schiff’s deferred compensation account, or $457,931, $675,609 and $489,796, respectively, would vest in the event of his or her death.

(8)	This row represents the actual payments and benefits that have been or will be provided to Mr. Smach pursuant to his separation agreement.

(9)	The amount shown represents the actual portion of Mr. Smach’s deferred compensation account (calculated as of June 30, 2008) which vested in accordance with his separation agreement, subject to a $1 million holdback. Pursuant to Mr. Smach’s separation agreement and in consideration for a general release from claims against the company, the vesting of Mr. Smach’s previously-awarded deferred bonus in the amount of $1.65 million, plus accumulated earnings of $191,353 was accelerated as of June 30, 2008, subject to a holdback of $1 million. As consideration for the acceleration of benefits, Mr. Smach has agreed until December 31, 2009 not to solicit or hire (i) any employees of the company or (ii) any customers or vendors of the company with whom he has had direct and material contact during the course of his employment. Subject to Mr. Smach’s compliance with his non-solicitation obligations, 100% of the holdback amount will be released and vest on December 31, 2009. $750,000 of Mr. Smach’s deferred bonus was otherwise scheduled to vest on April 1, 2009, with the remaining $900,000 scheduled to vest on April 1, 2010. In addition to his non-solicitation, non-disclosure and non-disparagement obligations, Mr. Smach remains subject to certain confidentiality agreements for the benefit of the company.

NON-MANAGEMENT DIRECTORS’ COMPENSATION FOR FISCAL YEAR 2009

The key objective of our non-employee directors’ compensation program is to attract and retain highly qualified directors with the necessary skills, experience and character to oversee our management. By using a combination of cash and equity-based compensation, the compensation program is designed to recognize the time commitment, expertise and potential liability relating to active Board service, while aligning the interests of our Board of Directors with the long-term interests of our shareholders. In accordance with the policy of our Board of Directors, we do not pay management directors for Board service in addition to their regular employee compensation.

In addition to the compensation provided to our non-employee directors, which is detailed below, each non-employee director is reimbursed for any reasonable out-of-pocket expenses incurred in connection with attending in-person meetings of the Board of Directors and Board committees, as well for any fees incurred in attending continuing education courses for directors.

Annual Compensation

Under the Singapore Companies Act, Cap. 50, we may only provide cash compensation to our non-employee directors for services rendered in their capacity as directors with the prior approval of our shareholders at a general meeting. Our shareholders approved the current cash compensation arrangements for our non-employee directors at our 2007 annual general meeting. The current arrangements include the following compensation:

•	annual cash compensation of $60,000, payable quarterly in arrears to each non-employee director, for services rendered as a director;

•	additional annual cash compensation of $50,000, payable quarterly in arrears to the Chairman of the Audit Committee (if appointed) of the Board of Directors for services rendered as Chairman of the Audit Committee and for participation on the committee;

•	additional annual cash compensation of $15,000, payable quarterly in arrears to each other non-employee director who serves on the Audit Committee for participation on the committee;

•	additional annual cash compensation of $25,000, payable quarterly in arrears to the Chairman of the Compensation Committee (if appointed) for services rendered as Chairman of the Compensation Committee and for participation on the committee;

•	additional annual cash compensation of $10,000, payable quarterly in arrears to the Chairman of the Nominating and Corporate Governance Committee (if appointed) for services rendered as Chairman of the Nominating and Corporate Governance Committee and for participation on the committee; and

•	additional annual cash compensation of $5,000 payable quarterly in arrears to each of our non-employee directors for participation on each standing committee other than the Audit Committee.

Non-employee directors do not receive any non-equity incentive compensation, or participate in any pension plan or deferred compensation plan.

Initial Option Grants

Upon becoming a director of the company, each non-employee director receives a one-time grant of stock options to purchase 25,000 ordinary shares under the automatic option grant provisions of the 2001 Plan. These options vest and are exercisable as to 25% of the shares on the first anniversary of the grant date and in 36 equal monthly installments thereafter. The options expire five years from the date of grant. Messrs. Robert L. Edwards and William D. Watkins each received stock options to purchase 25,000 ordinary shares under this program on October 13, 2008 and April 14, 2009, respectively.

Yearly Option Grants

Under the terms of the automatic option grant provisions of the 2001 Plan, on the date of each annual general meeting, each non-employee director receives stock options to purchase 12,500 ordinary shares. These options vest and are exercisable as to 25% of the shares on the first anniversary of the grant date and in 36 equal monthly installments thereafter. The options expire five years from the date of grant. During fiscal year 2009, each non-employee director other than Messrs. Edwards and Watkins received stock options to purchase 12,500 ordinary shares under this program.

Yearly Share Bonus Awards

Under the terms of the discretionary share bonus grant provisions of the 2001 Plan, and as approved by our Compensation Committee, each non-employee director receives, following each annual general meeting of the company, a yearly share bonus award consisting of such number of shares having an aggregate fair market value of $100,000 on the date of grant. During fiscal year 2009, each non-employee director other than Messrs. Edwards and Watkins received a share bonus award of 14,124 ordinary shares under this program.

Compensation for the Non-Employee Chairman of the Board

Our non-executive Chairman is entitled to receive, following each annual general meeting of the company, a yearly share bonus award consisting of such number of shares having an aggregate fair market value of $200,000 on the date of grant. The non-executive Chairman is also entitled to continue to receive cash compensation for service as chairman of the Audit Committee if appointed to such position, but otherwise is not eligible to receive cash compensation for service on any Board committees. The non-executive Chairman is entitled to receive all other compensation payable to our non-employee directors. Following the 2008 annual general meeting, Mr. Bingham, who has served as our non-executive Chairman since January 2008, received 20,376 ordinary shares under this program as a pro-rata share of the share bonus award grant for the period during which he had served as our Chairman.

Discretionary Grants

Under the terms of the discretionary option grant provisions of the 2001 Plan, non-employee directors are eligible to receive stock options granted at the discretion of the Compensation Committee. No director received stock options pursuant to the discretionary grant program during fiscal year 2009. The maximum number of ordinary shares that may be subject to awards granted to each non-employee director under the 2001 Plan is 100,000 ordinary shares in each calendar year.

The following table sets forth the fiscal year 2009 compensation for our non-employee directors. Mr. Watkins, who was appointed to our Board of Directors on April 14, 2009, did not receive any compensation in our 2009 fiscal year.

Director Summary Compensation in Fiscal Year 2009

	Fees Earned or Paid in
	Cash	Stock Awards	Option Awards	Total
Name	($) (1)	($) (2) (4)	($) (3) (4)	($)

H. Raymond Bingham	$110,000	$244,260	$28,730	$382,990

James A. Davidson	$85,000	$100,000	$28,730	$213,730

Robert L. Edwards	$16,304	—	$42,435	$58,739

Rockwell A. Schnabel	$75,000	$100,000	$28,730	$203,730

Ajay B. Shah	$75,000	$100,000	$28,730	$203,730

Richard L. Sharp*	$46,956	$100,000	$28,730	$175,686

Willy C. Shih, Ph.D.	$45,000	$100,000	$28,730	$173,730

Lip-Bu Tan	$80,000	$100,000	$28,730	$208,730

*	Mr. Sharp retired from our Board of Directors on October 13, 2008.

(1)	This column represents the amount of cash compensation earned in fiscal year 2009 for Board and committee services.

(2)	This column represents the dollar amount recognized for financial statement reporting purposes with respect to the 2009 fiscal year for the fair value of share bonus awards granted in 2008 and expected to be granted in 2009 in accordance with SFAS 123(R). The amount for Mr. Bingham also includes incremental compensation costs beginning March 31, 2008 for his pro-rata share of the additional yearly share bonus award issued following the 2008 annual general meeting for serving as our Chairman. As the share bonus awards were in the form of fully vested and non-forfeitable shares, fair value is the closing price of our ordinary shares on the date of grant.

(3)	The amounts in this column do not reflect compensation actually received by the non-employee directors nor do they reflect the actual value that will be recognized by the non-employee directors. Instead, the amounts reflect the compensation cost recognized by us in fiscal year 2009 for financial statement reporting purposes in accordance with SFAS 123(R) for stock options granted in and prior to fiscal year 2009. The amounts in this column exclude the impact of estimated forfeitures related to service-based vesting conditions. Information regarding the assumptions made in calculating the amounts reflected in this column for grants made in fiscal years 2009, 2008 and 2007 is included in the section entitled “Stock-Based Compensation” under Note 2 to our audited consolidated financial statements for the fiscal year ended March 31, 2009, included in our Annual Report on Form 10-K for the fiscal year ended March 31, 2009. For information regarding the assumptions made in calculating the amounts reflected in this column for grants made prior to fiscal year 2007, see the section entitled “Accounting for Stock-Based Compensation” under Note 2 to our audited consolidated financial statements for the respective fiscal years included in our Annual Report on Form 10-K for those respective fiscal years.

The table below shows the aggregate number of ordinary shares underlying stock options held by our non-employee directors as of the 2009 fiscal year-end:

Number of Ordinary Shares Underlying
Name	Outstanding Stock Options (#)

H. Raymond Bingham	62,500

James A. Davidson	107,500

Robert L. Edwards	25,000

Rockwell A. Schnabel	62,500

Ajay B. Shah	62,500

Richard L. Sharp*	0

Willy C. Shih, Ph.D.	37,500

Lip-Bu Tan	107,500

William D. Watkins**	0

* Mr. Sharp retired from our Board of Directors on October 13, 2009.

** Mr. Watkins was appointed to our Board of Directors on April 14, 2009.

(4)	The grant-date fair value of yearly share bonus awards and stock options granted in fiscal year 2009 to each non-employee director (other than Mr. Edwards and Mr. Bingham) totals $128,730, of which $100,000 relates to share bonus awards and $28,730 relates to stock options. The grant-date fair value of yearly share bonus awards and stock options granted to Mr. Bingham in fiscal year 2009 totaled $272,990, of which $244,260 relates to share bonus awards and $28,730 relates to stock options. The grant-date fair value is the amount that we will expense in our financial statements over the award’s vesting schedule. For share bonus awards, fair value is the closing price of our ordinary shares on the date of grant. For stock options, the fair value is calculated using the Black-Scholes value on the grant date of $2.30 per option. Additionally, we made an initial option grant of 25,000 options to Mr. Edwards upon the time he became a non-employee director of the company in October 2008. The fair value of his initial stock options was $1.70 per option on the grant date. The fair values of share bonus awards and option awards are accounted for in accordance with SFAS 123(R). Additional information on the valuation assumptions is included in the section entitled “Stock-Based Compensation” under Note 2 of our audited consolidated financial statements for the fiscal year ended March 31, 2009, included in our Annual Report on Form 10-K for the fiscal year ended March 31, 2009. These amounts reflect our accounting expense, and do not correspond to the actual value that will be recognized by the non-employee directors.

Change of Control and Termination Provisions of the 2001 Plan

Under the terms of the 2001 Plan, if a director ceases to provide services to the company for any reason other than death, cause (as defined in the plan) or disability (as defined in the plan), then the director may exercise any options which have vested by the date of such termination within three months of the termination date or such other period not exceeding five years or the term of the option, as determined by the Compensation Committee. If a director ceases to provide services to the company because of death or disability, then the director may exercise any options which have vested by the date of such termination within 12 months of the termination date or such other period not exceeding five years or the term of the option, as determined by the Compensation Committee. All stock options held by a director who is terminated for cause expire on the termination date, unless otherwise determined by the Compensation Committee. All share bonus awards held by our directors are in the form of fully vested and non-forfeitable shares.

Except for grants made under the automatic option grant program, in the event of a dissolution or liquidation of the company or if we are acquired by merger or asset sale or in the event of other change of control events, each outstanding stock option shall automatically accelerate so that each such option grant shall, immediately prior to the effective date of such transaction, become fully vested with respect to the total number of shares then subject to such award. However, subject to the specific terms of a given option, vesting shall not so accelerate if, and to the extent, such option is either to be assumed or replaced with a comparable right covering shares of the capital stock of the successor corporation or parent thereof or is replaced with a cash incentive program of the successor corporation which preserves the inherent value existing at the time of such transaction.

For grants made under the automatic option grant program, in the event of a change of control transaction described above, each outstanding option will accelerate so that each such option shall, prior to the effective date of such transaction at such times and with such conditions as determined by the Compensation Committee, (i) become fully vested with respect to the total number of shares then subject to such award and (ii) remain exercisable for a period of three months following the consummation of the change of control transaction. However, in the event of a hostile take-over of the company pursuant to a tender or exchange offer, the director has a right to surrender each option, which has been held by him or her for at least six months, in return for a cash distribution by the company in an amount equal to the excess of (a) the take-over price per share over (b) the exercise price payable for such share.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During our 2009 fiscal year, Mr. James A. Davidson and Mr. Rockwell A. Schnabel served as members of the Compensation Committee. None of our executive officers served on the Compensation Committee during our 2009 fiscal year. None of our directors has interlocking or other relationships with other boards, compensation committees or our executive officers that require disclosure under Item 407(e)(4) of Regulation S-K.

In March 2003, we issued $195.0 million aggregate principal amount of our Zero Coupon Convertible Junior Subordinated Notes due 2008 to funds affiliated with Silver Lake. In connection with the issuance of the notes, we appointed James A. Davidson, a co-founder and managing director of Silver Lake, to our Board of Directors. In July 2006, we entered into an agreement with the Silver Lake note holders to, among other things (i) extend the maturity date of the notes to July 31, 2009 and (ii) provide for net share settlement of the notes upon maturity. The notes may no longer be converted or redeemed prior to maturity, other than in connection with certain change of control transactions, and upon maturity will be net share settled by the payment of cash equal to the face amount of the notes and the issuance of shares with a value equal to any conversion value in excess of the face amount of the notes. The terms of the transaction were based on arms-length negotiations between us and Silver Lake, and were approved by our Board of Directors as well as by the Audit Committee of our Board of Directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of March 31, 2009, except as otherwise indicated, regarding the beneficial ownership of our ordinary shares by:

•	each shareholder known to us to be the beneficial owner of more than 5% of our outstanding ordinary shares;

•	each of our named executive officers;

•	each director; and

•	all executive officers and directors as a group.

Unless otherwise indicated, the address of each of the individuals named below is: c/o Flextronics International Ltd., One Marina Boulevard, #28-00, Singapore 018989.

Information in this table as to our directors, named executive officers and all directors and executive officers as a group is based upon information supplied by these individuals. Information in this table as to our greater than 5% shareholders is based solely upon the Schedules 13G filed by these shareholders with the SEC. Where information regarding shareholders is based on Schedules 13G, the number of shares owned is as of the date for which information was provided in such schedules.

Beneficial ownership is determined in accordance with the rules of the SEC that deem shares to be beneficially owned by any person who has voting or investment power with respect to such shares. Ordinary shares subject to options that are currently exercisable or are exercisable within 60 days of March 31, 2009, ordinary shares subject to share bonus awards that vest within 60 days of March 31, 2009 and ordinary shares which may be received from the conversion of our 1% Convertible Notes due August 1, 2010 are deemed to be outstanding and to be beneficially owned by the person holding such awards or securities for the purpose of computing the percentage ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated below, the persons and entities named in the table have sole voting and sole investment power with respect to all the shares beneficially owned, subject to community property laws where applicable.

In the table below, percentage ownership is based on 809,633,217 ordinary shares outstanding as of March 31, 2009.

	Shares Beneficially Owned
	Number of
Name and Address of Beneficial Owner	Shares	Percent

5% Shareholders:
Franklin Resources, Inc. (1)
One Franklin Parkway, San Mateo, CA 94403	85,674,251	10.58%
Capital Research Global Investors, a division of Capital Research and Management Company 333 South Hope Street, Los Angeles, CA 90071 (2)	85,587,000	10.57%
Entities associated with FMR LLC (3) 82 Devonshire Street, Boston, MA 02109	63,703,891	7.85%
Named Executive Officers and Directors:
Michael M. McNamara (4)	7,418,777	*
Thomas J. Smach (5)	1,295,834	*
Paul Read (6)	328,123	*
Sean P. Burke (7)	218,333	*
Michael J. Clarke (8)	212,708	*
Carrie L. Schiff (9)	194,167	*
James A. Davidson (10)	171,582	*
Lip-Bu Tan (11)	125,748	*
Ajay B. Shah (12)	112,171	*
H. Raymond Bingham (13)	86,664	*
Rockwell A. Schnabel (14)	83,594	*
Willy C. Shih (15)	22,457	*
Robert L. Edwards	—	*
William D. Watkins (16)	—	*
All executive officers and directors as a group (16 persons) (17)	10,051,785	1.23%

* Less than 1%.

(1)	Based on information supplied by Franklin Resources, Inc. in an amended Schedule 13G filed with the SEC on January 9, 2009. Templeton Global Advisors Limited is deemed to have sole voting power for 44,469,818 of these shares, sole dispositive power for 45,351,717 of these shares and shared dispositive power for 1,148,720 of these shares. Templeton Investment Counsel, LLC is deemed to have sole voting power for 20,670,715 of these shares and sole dispositive power for 21,303,555 of these shares. Franklin Templeton Investments Corp. is deemed to have sole voting power for 11,042,932 of these shares and sole dispositive power for 12,495,412 of these shares. Franklin Templeton Portfolio Advisors, Inc. is deemed to have sole voting and dispositive power for 1,650,576 of these shares. Franklin Advisers, Inc. is deemed to have sole voting and dispositive power for 351,580 of these shares. Franklin Templeton Investments (Asia) Limited is deemed to have sole voting power for 199,820 of these shares and sole dispositive power for 699,080 of these shares. Franklin Templeton Investment Management Limited is deemed to have sole voting power for 51,553 of these shares and sole dispositive power for 2,639,063 of these shares. Fiduciary Trust Company International is deemed to have sole voting and dispositive power for 25,938 of these shares. Franklin Templeton Investments Japan Limited is deemed to have sole voting and dispositive power for 8,610 of these shares. The securities are beneficially owned by investment management clients of investment managers that are direct and indirect subsidiaries of Franklin Resources, Inc., including the investment management subsidiaries listed above.

(2)	Based on information supplied by Capital Research Global Investors, a division of Capital Research and Management Company, or CRMC, in a Schedule 13G filed with the SEC on February 13, 2009. As a result of CRMC acting as an investment adviser to various investment companies, Capital Research Global Investors is deemed to beneficially own all of these shares. Capital Research Global Investors is deemed to have sole voting power for 30,631,530 of these shares and sole dispositive power for 85,587,000 of these shares.

(3)	Based on information supplied by FMR LLC in an amended Schedule 13G filed with the SEC on February 17, 2009. FMR LLC and Edward C. Johnson 3d each have sole voting power over 649,060 of these shares and sole dispositive power over 63,703,891 of these shares. Includes 2,108,212 ordinary shares from the assumed conversion of $32,730,000 principal amount of our 1% Convertible Notes due August 1, 2010.

(4)	Includes 6,489,583 shares subject to options exercisable and 108,333 shares subject to share bonus awards that vest within 60 days of March 31, 2009. In addition, on November 3, 2008, Mr. McNamara entered into a variable pre-paid forward contract with a third party relating to up to 808,561 of these ordinary shares. Under this contract, Mr. McNamara received an aggregate of approximately $2.84 million, and at settlement on February 2, 2010 he is required to deliver a number of ordinary shares equal to (x) 808,561 if the per share trading value of the ordinary shares at settlement is $4.28 or less, (y) 808,561 multiplied by a fraction, the numerator of which is $4.28 and the denominator of which is the per share trading value at settlement, if the per share trading value at settlement is between $4.28 and $5.57, or (z) 808,561 multiplied by a fraction, the numerator of which is the sum of $4.28 plus the difference between the per share trading value at settlement and $5.57, and the denominator of which is the per share trading value at settlement, if the per share trading value at settlement is $5.57 or more. Mr. McNamara is entitled to elect to settle the contract through the payment of cash rather than delivery of shares.

(5)	Represents shares subject to options exercisable within 60 days of March 31, 2009. Mr. Smach ceased to be an executive officer on June 30, 2008.

(6)	Includes 318,123 shares subject to options exercisable within 60 days of March 31, 2009 and 10,000 shares subject to share bonus awards that vest within 60 days of March 31, 2009.

(7)	Includes 208,333 shares subject to options exercisable and 10,000 shares subject to share bonus awards that vest within 60 days of March 31, 2009.

(8)	Includes 192,708 shares subject to options exercisable and 20,000 shares subject to share bonus awards that vest within 60 days of March 31, 2009.

(9)	Includes 164,167 shares subject to options exercisable and 20,000 shares subject to share bonus awards that vest within 60 days of March 31, 2009.

(10)	Includes 45,740 shares held by the Davidson Living Trust of which Mr. Davidson is a trustee. Also includes 38,509 shares held by Silver Lake Technology Management, L.L.C. of which Mr. Davidson is Managing Director. Mr. Davidson disclaims beneficial ownership in the shares owned by Silver Lake Technology Management, L.L.C. except to the extent of his pecuniary interest arising from his interest therein. Also includes 5,000 shares held directly by Mr. Davidson, 94 shares held by the John Alexander Davidson 2000 Irrevocable Trust of which Mr. Davidson is a trustee and 82,239 shares subject to options exercisable within 60 days of March 31, 2009. Mr. Davidson received these options in connection with his service as a member of our Board of Directors. Under Mr. Davidson’s arrangements with respect to director compensation, these 82,239 shares issuable upon exercise of options are expected to be assigned by Mr. Davidson to Silver Lake Technology Management, L.L.C.

(11)	Includes 82,239 shares subject to options exercisable within 60 days of March 31, 2009. Also includes 43,509 shares held by the Lip-Bu Tan and Ysa Loo, TTEE, of which Mr. Tan is a co-trustee. Of the shares held by trust, Mr. Tan shares voting and dispositive power over 14,124 of these shares and disclaims beneficial ownership of all of these shares.

(12)	Includes 35,677 shares subject to options exercisable within 60 days of March 31, 2009.

(13)	Includes 35,677 shares subject to options exercisable within 60 days of March 31, 2009.

(14)	Includes 33,594 shares subject to options exercisable within 60 days of March 31, 2009.

(15)	Includes 8,333 shares subject to options exercisable within 60 days of March 31, 2009.

(16)	Mr. Watkins was appointed to our Board of Directors on April 14, 2009.

(17)	Includes 8,655,673 shares subject to options exercisable within 60 days of March 31, 2009 and 198,333 shares subject to share bonus awards that vest within 60 days of March 31, 2009.

SHAREHOLDER PROPOSALS FOR THE 2009 ANNUAL GENERAL MEETING

Shareholder proposals submitted under SEC Rule 14a-8 and intended for inclusion in the proxy statement for our 2009 annual general meeting of shareholders must have been received by us no later than April 28, 2009. Any such shareholder proposals must have been mailed to our principal U.S. offices located at 2090 Fortune Drive, San Jose, California, 95131, U.S.A., Attention: Chief Executive Officer. Any such shareholder proposals that were received by us at our principal U.S. offices may be included in our proxy statement for the 2009 annual general meeting so long as they were provided to us on a timely basis and satisfied the other conditions set forth in applicable rules and regulations promulgated by the SEC. Shareholder proposals submitted outside the processes of SEC Rule 14a-8 are subject to the requirements of the Singapore Companies Act, as described in the following paragraph. The proxy designated by us will have discretionary authority to vote on any matter properly presented by a shareholder for consideration at the 2009 annual general meeting of shareholders unless notice of such proposal is received by the applicable deadlines prescribed by the Singapore Companies Act.

Under Section 183 of the Singapore Companies Act, Cap. 50, registered shareholders representing at least 5% of the total outstanding voting rights or registered shareholders representing not fewer than 100 registered shareholders having an average paid up sum of at least S$500 each may, at their expense, requisition that we include and give notice of their proposal for the 2009 annual general meeting. Any such requisition must satisfy the requirements of Section 183 of the Singapore Companies Act, be signed by all the requisitionists and be deposited at our registered office in Singapore, One Marina Boulevard, #28-00, Singapore 018989, at least six weeks prior to the date of the 2009 annual general meeting in the case of a requisition requiring notice of a resolution, or at least one week prior to the date of the 2009 annual general meeting in the case of any other requisition.

OTHER MATTERS

Our management does not know of any matters to be presented at the extraordinary general meeting other than those set forth herein and in the notice accompanying this proxy statement. If any other matters are properly presented for a vote, the enclosed proxy confers discretionary authority to the individuals named as proxies to vote the shares represented by proxy, as to those matters.

It is important that your shares be represented at the meeting, regardless of the number of shares which you hold. We urge you to promptly execute and return the accompanying proxy card in the envelope which has been enclosed for your convenience.

Shareholders who are present at the meeting may revoke their proxies and vote in person or, if they prefer, may abstain from voting in person and allow their proxies to be voted.

We incorporate by reference information from the section entitled “Stock-Based Compensation” under Note 2 to our audited consolidated financial statements for the fiscal year ended March 31, 2009, included in our Annual Report on Form 10-K. Upon request, we will furnish without charge by first class mail or other equally prompt means within one business day of receipt of such request, to each person to whom a proxy statement is delivered a copy of our Annual Report on Form 10-K (not including exhibits). You may request a copy of such information, at no cost, by writing or telephoning us at our principal U.S. offices at:

Flextronics International Ltd.
2090 Fortune Dr.
San Jose, California 95131 U.S.A.
Telephone: (408) 576-7722

By order of the Board of Directors,

Bernard Liew Jin Yang	Sophie Lim Lee Cheng

Joint Secretary	Joint Secretary

June 3, 2009
Singapore

FLEXTRONICS INTERNATIONAL LTD.
2001 EQUITY INCENTIVE PLAN
As Adopted August 13, 2001 and amended through July 13, 2009
     1. PURPOSE. The purpose of this Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, its Parent and Subsidiaries, by offering them an opportunity to participate in the Company’s future performance through grants of Awards. Capitalized terms not defined in the text are defined in Section 21.
     2. SHARES SUBJECT TO THE PLAN.
          2.1 Number of Shares Available. Subject to Sections 2.2 and 15, the total number of Shares reserved and available for grant and issuance pursuant to this Plan will be 62,000,000 Shares, plus shares that are subject to issuance upon exercise of an Award but cease to be subject to such Award for any reason other than exercise of such Award. In addition, any authorized shares not issued or subject to outstanding grants under the Company’s 1993 Share Option Plan, 1997 Interim Option Plan, 1998 Interim Option Plan, 1999 Interim Option Plan, ASIC International, Inc. Non-Qualified Stock Option Plan, Wave Optics, Inc. 1997 Share Option Plan, Wave Optics, Inc. 2000 Share Option Plan, Chatham Technologies, Inc. Stock Option Plan, Chatham Technologies, Inc. 1997 Stock Option Plan, IEC Holdings Limited 1997 Share Option Scheme, Palo Alto Products International Private Ltd 1996 Share Option Plan, The DII Group, Inc. 1994 Stock Incentive Plan, The DII Group, Inc. 1993 Stock Option Plan, Orbit Semiconductor, Inc. 1994 Stock Incentive Plan, Telcom Global Solutions Holdings, Inc. 2000 Equity Incentive Plan, Telcom Global Solutions, Inc. 2000 Stock Option Plan, KMOS Semi-Customs, Inc. 1989 Stock Option Plan, and KMOS Semi-Customs, Inc. 1990 Non-Qualified Stock Option Plan, (each a “Prior Plan” and collectively, the “Prior Plans”) and any shares subject to outstanding grants that are forfeited and/or that are issuable upon exercise of options granted pursuant to the Prior Plans that expire or become unexercisable for any reason without having been exercised in full, will no longer be available for grant and issuance under the Prior Plans, but will be available for grant and issuance under this Plan. At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Awards granted under this Plan. No more than 30,000,000 Shares shall be issued as ISOs and no more than 20,000,000 Shares shall be issued as Stock Bonuses.
          2.2 Adjustment of Shares. Should any change be made to the Shares issuable under the Plan by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares, spin-off or other change affecting the outstanding Shares as a class without the Company’s receipt of consideration, then appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the maximum number and/or class of securities for which any Participant may be granted Awards under the terms of the Plan or that may be granted generally under the terms of the Plan, (iii) the number and/or class of securities and price per Share in effect under each Award outstanding under Sections 5, 7, and 20, and (iv) the number and/or class of securities for which automatic Option grants are to be subsequently made to newly elected or continuing Outside Directors under Section 7. Such adjustments to the outstanding Awards are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such Awards, provided, however, that (i) fractions of a Share will not be issued but will be replaced by a cash payment equal to the Fair Market Value of such fraction of a Share, as determined by the Committee. The adjustments determined by the Committee shall be final, binding and conclusive. The repricing, replacement or regranting of any previously granted Award, through cancellation or by lowering the Exercise Price or Purchase Price of such Award, shall be prohibited unless the shareholders of the Company first approve such repricing, replacement or regranting.
     3. ELIGIBILITY. All Awards may be granted to employees, officers and directors of the Company or any Parent or Subsidiary of the Company. No person will be eligible to receive more than 6,000,000 Shares in any calendar year under this Plan pursuant to the grant of Awards hereunder; provided, however, that no Outside Director will be eligible to receive more than 100,000 Shares, in the aggregate, in any calendar year under this Plan pursuant to the grant of Awards hereunder. A person may be granted more than one Award under this Plan.

     4. ADMINISTRATION.
          4.1 Committee Authority. This Plan will be administered by the Committee or by the Board acting as the Committee. Except for automatic grants to Outside Directors pursuant to Section 7 hereof, and subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan. Except for automatic grants to Outside Directors pursuant to Section 7 hereof, the Committee will have the authority to:
     (a) construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;
     (b) prescribe, amend and rescind rules and regulations relating to this Plan or any Award;
     (c) select persons to receive Awards;
     (d) determine the form and terms of Awards;
     (e) determine the number of Shares or other consideration subject to Awards;
     (f) determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent or Subsidiary of the Company;
     (g) grant waivers of Plan or Award conditions;
     (h) determine the vesting, exercisability and payment of Awards;
     (i) correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;
     (j) determine whether an Award has been earned; and
     (k) make all other determinations necessary or advisable for the administration of this Plan.
          4.2 Committee Discretion. Except for automatic grants to Outside Directors pursuant to Section 7 hereof, any determination made by the Committee with respect to any Award will be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of this Plan or Award, at any later time, and such determination will be final and binding on the Company and on all persons having an interest in any Award under this Plan. The Committee may delegate to one or more officers of the Company the authority to grant an Award under this Plan to Participants who are not Insiders of the Company.
     5. OPTIONS. The Committee may grant Options to eligible persons and will determine whether such Options will be Incentive Stock Options within the meaning of the Code (“ISOs”) or Nonqualified Stock Options (“NQSOs”), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:
          5.1 Form of Option Grant. Each Option granted under this Plan will be evidenced by an Award Agreement which will expressly identify the Option as an ISO or an NQSO (“Stock Option Agreement”), and, except as otherwise required by the terms of Section 7 hereof, will be in such form and contain such provisions (which need not be the same for each Participant) as the Committee may from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan.

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          5.2 Date of Grant. The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, unless otherwise specified by the Committee. The Stock Option Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.
          5.3 Exercise Period. Options may be exercisable within the times or upon the events determined by the Committee as set forth in the Stock Option Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that (i) no ISO granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of shares or stock of the Company or of any Parent or Subsidiary of the Company (“Ten Percent Shareholder”) will be exercisable after the expiration of five (5) years from the date the ISO is granted and (ii) no Option granted to a person who is not an employee of the Company or any Parent or Subsidiary of the Company on the date of grant of that Option will be exercisable after the expiration of five (5) years from the date the Option is granted. The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.
          5.4 Exercise Price. The Exercise Price of an Option will be determined by the Committee when the Option is granted; provided that: (i) the Exercise Price will be not less than 100% of the Fair Market Value of the Shares on the date of grant; and (ii) the Exercise Price of any ISO granted to a Ten Percent Shareholder will not be less than 110% of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with Section 6 of this Plan.
          5.5 Method of Exercise.
     (a) Options may be exercised only by delivery to the Company (or as the Company may direct) of a written stock option exercise agreement (the “Exercise Agreement”) (in the case of a written Exercise Agreement, in the form approved by the Board or the Committee, which need not be the same for each Participant), in each case stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding Participant’s investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased.
     (b) A written Exercise Agreement may be communicated electronically through the use of such security device (including, without limitation, any logon identifier, password, personal identification number, smartcard, digital certificate, digital signature, encryption device, electronic key, and/or other code or any access procedure incorporating any one or more of the foregoing) as may be designated by the Board or the Committee for use in conjunction with the Plan from time to time (“Security Device”), or via an electronic page, site, or environment designated by the Company which is accessible only through the use of such Security Device, and such written Exercise Agreement shall thereby be deemed to have been sent by the designated holder of such Security Device. The Company (or its agent) may accept and act upon any written Exercise Agreement issued and/or transmitted through the use of the Participant’s Security Device (whether actually authorized by the Participant or not) as his authentic and duly authorized Exercise Agreement and the Company (or its agent) may treat such Exercise Agreement as valid and binding on the Participant notwithstanding any error, fraud, forgery, lack of clarity or misunderstanding in the terms of such Exercise Agreement. All written Exercise Agreements issued and/or transmitted through the use of the Participant’s Security Device (whether actually authorized by the Participant or not) are irrevocable and binding on the Participant upon transmission to the Company (or as the Company may direct) and the Company (or its agent) shall be entitled to effect, perform or process such Exercise Agreement without the Participant’s further consent and without further reference to the Participant.
     (c) The Company’s records of the Exercise Agreements (whether delivered or communicated electronically or in printed form), and its record of any transactions maintained by any relevant person

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authorized by the Company relating to or connected with the Plan, whether stored in audio, electronic, printed or other form, shall be binding and conclusive on the Participant and shall be conclusive evidence of such Exercise Agreements and/or transactions. All such records shall be admissible in evidence and, in the case of a written Exercise Agreement which has been communicated electronically, the Participant shall not challenge or dispute the admissibility, reliability, accuracy or the authenticity of the contents of such records merely on the basis that such records were incorporated and/or set out in electronic form or were produced by or are the output of a computer system, and the Participant waives any of his rights (if any) to so object.
          5.6 Termination. Notwithstanding the exercise periods set forth in the Stock Option Agreement, exercise of an Option will always be subject to the following:
     (a) If the Participant is Terminated for any reason except death or Disability, then the Participant may exercise such Participant’s Options only to the extent that such Options would have been exercisable upon the Termination Date no later than three (3) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, provided, that any Option which is exercised beyond three (3) months after the Termination Date shall be deemed to be an NQSO), but in any event no later than the expiration date of the Options.
     (b) If the Participant is Terminated because of the Participant’s death or Disability (or the Participant dies within three (3) months after a Termination other than for Cause or because of the Participant’s Disability), then the Participant’s Options may be exercised only to the extent that such Options would have been exercisable by the Participant on the Termination Date and must be exercised by the Participant (or the Participant’s legal representative or authorized assignee) no later than twelve (12) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, provided, that any Option which is exercised beyond twelve (12) months after the Termination Date when the Termination is for Participant’s Disability, shall be deemed to be an NQSO), but in any event no later than the expiration date of the Options.
     (c) If the Participant is terminated for Cause, then the Participant’s Options shall expire on such Participant’s Termination Date, or at such later time and on such conditions as are determined by the Committee (but in any event, no later than the expiration date of the Options).
          5.7 Limitations on Exercise. The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which it is then exercisable.
          5.8 Limitations on ISO. The aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which ISO are exercisable for the first time by a Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company, Parent or Subsidiary of the Company) will not exceed US$100,000. If the Fair Market Value of Shares on the date of grant with respect to which ISO are exercisable for the first time by a Participant during any calendar year exceeds US$100,000, then the Options for the first US$100,000 worth of Shares to become exercisable in such calendar year will be ISO and the Options for the amount in excess of US$100,000 that become exercisable in that calendar year will be NQSOs. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date of this Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISO, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.
          5.9 Modification, Extension or Renewal. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant’s rights under any Option previously granted, and provided further that the exercise period of any Option may not in any event be extended

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beyond the periods specified in Section 5.3. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code.
          5.10 No Disqualification. Notwithstanding any other provision in this Plan, no term of this Plan relating to ISO will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under Section 422 of the Code.
     6. PAYMENT FOR SHARE PURCHASES.
          6.1 Payment. Payment for Shares purchased pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant by the Committee and where permitted by law:
     (a) by cancellation of indebtedness of the Company to the Participant;
     (b) by waiver of compensation due or accrued to the Participant for services rendered;
     (c) with respect only to purchases upon exercise of an Option, and provided that a public market for the Company’s Shares exists:
                    (i) through a “same day sale” commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an “NASD Dealer”) whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or
                    (ii) through a “margin” commitment from the Participant and a NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company;
     (d) conversion of a convertible note issued by the Company, the terms of which provide that it is convertible into Shares issuable pursuant to the Plan (with the principal amount and any accrued interest being converted and credited dollar for dollar to the payment of the Exercise Price); or
     (e) by any combination of the foregoing.
     7. AUTOMATIC GRANTS TO OUTSIDE DIRECTORS.
          7.1 Types of Options and Shares. Options granted under this Plan and subject to this Section 7 shall be NQSOs.
          7.2 Eligibility. Options subject to this Section 7 shall be granted only to Outside Directors. In no event, however, may any Outside Director be granted any Options under this Section 7 if such grant is (a) prohibited, or (b) restricted (either absolutely or subject to various securities requirements, whether legal or administrative, being complied with), in the jurisdiction in which such Outside Director is resident under the relevant securities laws of that jurisdiction.
          7.3 Initial Grant. Each Outside Director who first becomes a member of the Board after the Effective Date will automatically be granted an Option for 25,000 Shares (an “Initial Grant”) on the date such Outside Director first becomes a member of the Board. Each Outside Director who became a member of the Board

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on or prior to the Effective Date and who did not receive a prior option grant (under this Plan or otherwise and from the Company or any of its corporate predecessors) will receive an Initial Grant on the Effective Date.
          7.4 Succeeding Grant. Immediately following each Annual General Meeting of shareholders of the Company, each Outside Director will automatically be granted an Option for 12,500 Shares (a “Succeeding Grant”), provided, that the Outside Director is a member of the Board immediately following such Annual General Meeting.
          7.5 Vesting and Exercisability. The date an Outside Director receives an Initial Grant or a Succeeding Grant is referred to in this Plan as the “Start Date” for such Option.
     (a) Initial Grant. Each Initial Grant will vest and be exercisable as to 25% of the Shares on the first one year anniversary of the Start Date for such Initial Grant, and thereafter as to 1/48 of the Shares at the end of each full succeeding month, so long as the Outside Director continuously remains a director or a consultant of the Company.
     (b) Succeeding Grant. Each Succeeding Grant will vest and be exercisable as to 25% of the Shares on the first one year anniversary of the Start Date for such Succeeding Grant, and thereafter as to 1/48 of the Shares at the end of each full succeeding month, so long as the Outside Director continuously remains a director or a consultant of the Company. No Options granted to an Outside Director will be exercisable after the expiration of five (5) years from the date the Option is granted to such Outside Director. If the Outside Director is Terminated, the Outside Director may exercise such Outside Director’s Options only to the extent that such Options would have been exercisable upon the Termination Date for such period as set forth in Section 5.6. Notwithstanding any provision to the contrary, in the event of a Corporate Transaction described in Section 15.1, the vesting of all Options granted to Outside Directors pursuant to this Section 7 will accelerate and such Options will become exercisable in full prior to the consummation of such event at such times and on such conditions as the Committee determines, and must be exercised, if at all, within three (3) months of the consummation of said event. Any Options not exercised within such three-month period shall expire. Notwithstanding any provision to the contrary, in the event of a Hostile Take-Over, the Outside Director shall have a thirty-day period in which to surrender to the Company each option held by him or her under this Plan for a period of at least six (6) months. The Outside Director shall in return be entitled to a cash distribution from the Company in an amount equal to the excess of (i) the Take-Over Price of the Shares at the time subject to the surrendered Option (whether or not the Option is otherwise at the time exercisable for those Shares) over (ii) the aggregate Exercise Price payable for such Shares. Such cash distribution shall be paid within five (5) days following the surrender of the Option to the Company. Neither the approval of the Committee nor the consent of the Board shall be required in connection with such option surrender and cash distribution. The Shares subject to each Option surrendered in connection with the Hostile Take-Over shall NOT be available for subsequent issuance under the Plan.
          7.6 Exercise Price. The Exercise Price of an Option pursuant to an Initial Grant and Succeeding Grant shall be the Fair Market Value of the Shares, at the time that the Option is granted.
     8. WITHHOLDING TAXES.
          8.1 Withholding Generally. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under this Plan, payments in satisfaction of Awards are to be made in cash, such payment will be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.
          8.2 Stock Withholding. When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may in its sole discretion, and

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subject to compliance with all applicable laws and regulations, allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose will be made in accordance with the requirements established by the Committee and be in writing in a form acceptable to the Committee.
     9. TRANSFERABILITY.
          9.1 Except as otherwise provided in this Section 9, Awards granted under this Plan, and any interest therein, will not be transferable or assignable by a Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or as determined by the Committee and set forth in the Award Agreement with respect to Awards. Notwithstanding the foregoing, (i) Participants may transfer or assign their Options to Family Members through a gift or a domestic relations order (and not in a transfer for value), and (ii) if the terms of the applicable instrument evidencing the grant of an Option so provide, Participants who reside outside of the United States and Singapore may assign their Options to a financial institution outside of the United States and Singapore that has been approved by the Committee, in accordance with the terms of the applicable instrument, subject to Code regulations providing that any transfer of an ISO may cause such ISO to become a NQSO. The Participant shall be solely responsible for effecting any such assignment, and for ensuring that such assignment is valid, legal and binding under all applicable laws. The Committee shall have the discretion to adopt such rules as it deems necessary to ensure that any assignment is in compliance with all applicable laws.
          9.2 All Awards other than NQSO’s. All Awards other than NQSO’s shall be exercisable: (i) during the Participant’s lifetime, only by (A) the Participant, or (B) the Participant’s guardian or legal representative; and (ii) after Participant’s death, by the legal representative of the Participant’s heirs or legatees. 9.3 NQSOs. Unless otherwise restricted by the Committee, an NQSO shall be exercisable: (i) during the Participant’s lifetime only by (A) the Participant, (B) the Participant’s guardian or legal representative, (C) a Family Member of the Participant who has acquired the NQSO by “permitted transfer;” as defined below, (ii) by a transferee that is permitted pursuant to clause (ii) of Section 9.2, for such period as may be authorized by the terms of the applicable instrument evidencing the grant of the applicable Option, or by the Committee, and (iii) after Participant’s death, by the legal representative of the Participant’s heirs or legatees. “Permitted transfer” means any transfer of an interest in such NQSO by gift or domestic relations order effected by the Participant during the Participant’s lifetime. A permitted transfer shall not include any transfer for value; provided that the following shall be permitted transfers and shall not be considered to be transfers for value: (a) a transfer under a domestic relations order in settlement of marital property rights or (b) a transfer to an entity in which more than fifty percent of the voting interests are owned by Family Members or the Participant in exchange for an interest in that entity.
     10. PRIVILEGES OF STOCK OWNERSHIP. No Participant will have any of the rights of a shareholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a shareholder and have all the rights of a shareholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares.
     11. CERTIFICATES. All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.
     12. EXCHANGE AND BUYOUT OF AWARDS. The Committee may, at any time or from time to time and subject to compliance with all applicable laws and regulations, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Committee may at any time and subject to compliance with all applicable laws and regulations buy from a Participant an Award previously granted with payment in cash, Shares or other consideration, based on such terms and conditions as the Committee and the Participant may agree.

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     13. SECURITIES LAW AND OTHER REGULATORY COMPLIANCE. An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.
     14. NO OBLIGATION TO EMPLOY. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent or Subsidiary of the Company or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Participant’s employment or other relationship at any time, with or without cause.
     15. CORPORATE TRANSACTIONS.
          15.1 Assumption or Replacement of Awards by Successor. Except for automatic grants to Outside Directors pursuant to Section 7 hereof, in the event of (a) a dissolution or liquidation of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the shareholders of the Company or their relative share holdings and the Awards granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all Participants), (c) a merger in which the Company is the surviving corporation but after which the shareholders of the Company immediately prior to such merger (other than any shareholder that merges, or which owns or controls another corporation that merges, with the Company in such merger) cease to own their shares or other equity interest in the Company, (d) the sale of substantially all of the assets of the Company, or (e) the acquisition, sale, or transfer of more than 50% of the outstanding shares of the Company by tender offer or similar transaction (each, a “Corporate Transaction ”), each Option which is at the time outstanding under this Plan shall automatically accelerate so that each such Option shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable with respect to the total number of Shares at the time subject to such Option and may be exercised for all or any portion of such Shares. However, subject to the specific terms of a Participant’s Award Agreement, an outstanding Option under this Plan shall not so accelerate if and to the extent: (i) such Option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation or parent thereof or to be replaced with a comparable Option to purchase shares of the capital stock of the successor corporation or parent thereof, (ii) such Option is to be replaced with a cash incentive program of the successor corporation which preserves the Option spread existing at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such Option or (iii) the acceleration of such Option is subject to other limitations imposed by the Committee at the time of the Option grant. The determination of Option comparability under clause (i) above shall be made by the Committee, and its determination shall be final, binding and conclusive.
          15.2 Other Treatment of Awards. Subject to any greater rights granted to Participants under the foregoing provisions of this Section 15 or other specific terms of a Participant’s Award Agreement, in the event of the occurrence of any Corporate Transaction described in Section 15.1, any outstanding Awards will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, or sale of assets.
          15.3 Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either; (a) granting an Award under this Plan in substitution of such other company’s award; or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed

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award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the Exercise Price and the number and nature of Shares issuable upon exercise of any such Option will be adjusted appropriately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new Option rather than assuming an existing Option, such new Option may be granted with a similarly adjusted Exercise Price.
     16. ADOPTION AND SHAREHOLDER APPROVAL. This Plan will become effective on the date on which the Board adopts the Plan (the “Effective Date”). This Plan shall be approved by the shareholders of the Company (excluding Shares issued pursuant to this Plan), consistent with applicable laws, within twelve (12) months before or after the date this Plan is adopted by the Board. Upon the Effective Date, the Committee may grant Awards pursuant to this Plan; provided, however, that: (a) no Option may be exercised prior to initial shareholder approval of this Plan; (b) no Option granted pursuant to an increase in the number of Shares subject to this Plan approved by the Board will be exercised prior to the time such increase has been approved by the shareholders of the Company; (c) in the event that initial shareholder approval is not obtained within the time period provided herein, all Awards granted hereunder shall be cancelled; and (d) in the event that shareholder approval of such increase is not obtained within the time period provided herein, all Awards granted pursuant to such increase will be cancelled.
     17. TERM OF PLAN/GOVERNING LAW. Unless earlier terminated as provided herein, this Plan will terminate ten (10) years from the date this Plan is adopted by the Board or, if earlier, the date of shareholder approval. This Plan and all agreements thereunder shall be governed by and construed in accordance with the laws of the State of California.
     18. AMENDMENT OR TERMINATION OF PLAN. The Board has complete and exclusive power and authority to amend or modify the Plan (or any component thereof) in any or all respects whatsoever. However, (i) no such amendment or modification shall adversely affect rights and obligations with respect to Options at the time outstanding under the Plan, unless the Participant consents to such amendment, and (ii) the automatic grants to Outside Directors pursuant to Section 7 may not be amended at intervals more frequently than once every six (6) months, other than to the extent necessary to comply with applicable U.S. income tax laws and regulations. In addition, the Board may not, without the approval of the Company’s shareholders, amend the Plan to (i) materially increase the maximum number of Shares issuable under the Plan or the number of Shares for which Options may be granted per newly-elected or continuing Outside Director or the maximum number of Shares for which any one individual participating in the Plan may be granted Options, (ii) materially modify the eligibility requirements for plan participation or (iii) materially increase the benefits accruing to Participants. The Board may at any time terminate or amend this Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, without the approval of the shareholders of the Company, amend this Plan in any manner that requires such shareholder approval.
     19. NONEXCLUSIVITY OF THE PLAN. Neither the adoption of this Plan by the Board, the submission of this Plan to the shareholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.
     20. STOCK BONUSES.
          20.1 Stock Bonuses Generally. A Stock Bonus is a grant of Shares by the Company to an individual who has satisfied the terms and conditions set by the Committee on the making of such grant. The Committee will determine to whom a grant may be made, the number of Shares that may be granted, the restrictions to the making of such grant, and all other terms and conditions of the Stock Bonus, subject to the restrictions set forth in Section 20.2 hereof. The conditions to grant may be based upon completion of a specified number of years of service with the Company or upon completion of the performance goals as set out by the Committee. Grants of Stock Bonuses may vary from Participant to Participant and between groups of Participants. Prior to the grant of a

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Stock Bonus, the Commitee shall: (a) determine the nature, length and starting date of any Performance Period that may be a condition precedent to grant of a Stock Bonus; (b) select from among the Performance Factors to be used to measure performance goals, if any; and (c) determine the number of Shares that may be awarded to the Participant. Prior to the grant of any Stock Bonus, the Committee shall determine the extent to which such Stock Bonus has been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Stock Bonuses that are subject to different Performance Periods and having different performance goals and other criteria.
          20.2 Restrictions on Stock Bonus Awards.
               (a) Any Stock Bonuses with vesting based on Performance Factors shall have a minimum Performance Period of one year, and any Stock Bonuses with vesting based solely on the passage of time and continued service to the Company shall have a minimum Performance Period of three years (collectively, the “Stock Bonus Restriction Periods”).
               (b) The Stock Bonus Restriction Periods may not be waived except in the case of death, Disability, Termination or a Corporate Transaction.
               (c) Stock Bonuses granted not in accordance with the Stock Bonus Restriction Periods may not exceed five percent (5%) of the total Shares reserved and available for grant and issuance pursuant to this Plan, including (i) shares that are subject to issuance upon exercise of an Award but cease to be subject to such Award for any reason other than exercise of such Award; (ii) any authorized shares not issued or subject to outstanding grants under the Prior Plans; and (iii) any shares subject to outstanding grants that are forfeited and/or that are issuable upon exercise of options granted pursuant to the Prior Plans that expire or become unexercisable for any reason without having been exercised in full.
     21. DEFINITIONS. As used in this Plan, the following terms will have the following meanings:
     “Award” means any Options or shares from Stock Bonuses granted under this Plan.
     “Award Agreement” means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.
     “Board” means the Board of Directors of the Company.
     “Cause” means (a) the commission of an act of theft, embezzlement, fraud, dishonesty, (b) a breach of fiduciary duty to the Company or a Parent or Subsidiary of the Company or (c) a failure to materially perform the customary duties of the employee’s employment.
     “Code” means the Internal Revenue Code of 1986, as amended.
     “Committee” means the Compensation Committee of the Board.
     “Company” means Flextronics International Ltd. or any successor corporation.
     “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.
     “Exchange Act” means the Securities Exchange Act of 1934, as amended.
     “Exercise Price” means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.
     “Fair Market Value” means, as of any date, the value of the Shares determined as follows:

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     (a) if such Shares are then quoted on the Nasdaq National Market, the closing price of such Shares on the Nasdaq National Market on the date of determination as reported in The Wall Street Journal;
     (b) if such Shares are publicly traded and are then listed on a national securities exchange, the closing price of such Shares on the date of determination on the principal national securities exchange on which the Shares are listed or admitted to trading as reported in The Wall Street Journal;
     (c) if such Shares are publicly traded but are not quoted on the Nasdaq National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal; or
     (d) if none of the foregoing is applicable, by the Committee in good faith.
     “Family Member” includes any of the following:
     (a) child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of the Participant, including any such person with such relationship to the Participant by adoption;
     (b) any person (other than a tenant or employee) sharing the Participant’s household;
     (c) a trust in which the persons in (a) and (b) have more than fifty percent of the beneficial interest;
     (d) a foundation in which the persons in (a) and (b) or the Participant control the management of assets; or
     (e) any other entity in which the persons in (a) and (b) or the Participant own more than fifty percent of the voting interest.
     “Hostile Take-Over” means a change in ownership of the Company effected through the following transaction:
     (a) the direct or indirect acquisition by any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the Company’s shareholders which the Board does not recommend such shareholders to accept, and
     (b) the acceptance of more than fifty percent (50%) of the securities so acquired in such tender or exchange offer from holders other than Insiders.
     “Insider” means an officer or director of the Company or any other person whose transactions in the Company’s Shares are subject to Section 16 of the Exchange Act.
     “Option” means an award of an option to purchase Shares pursuant to Sections 5 and 7.
     “Outside Director” means a member of the Board who is not an employee of the Company or any Parent or Subsidiary.
     “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock possessing more than 50% of the

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total combined voting power of all classes of stock in one of the other corporations in such chain.
     “Participant” means a person who receives an Award under this Plan.
     “Performance Factors” means the factors selected by the Committee from among the following measures to determine whether the performance goals established by the Committee and applicable to Awards have been satisfied:
     (a) Net revenue and/or net revenue growth;
     (b) Earnings before income taxes and amortization and/or earnings before income taxes and amortization growth;
     (c) Operating income and/or operating income growth;
     (d) Net income and/or net income growth;
     (e) Earnings per share and/or earnings per share growth;
     (f) Total stockholder return and/or total stockholder return growth;
     (g) Return on equity;
     (h) Operating cash flow return on income;
     (i) Adjusted operating cash flow return on income;
     (j) Economic value added; and
     (k) Individual confidential business objectives.
     “Performance Period” means the period of service determined by the Committee, not to exceed five years, during which years of service or performance is to be measured for Awards.
     “Plan” means this Flextronics International Ltd. 2001 Equity Incentive Plan, as amended from time to time.
     “SEC” means the Securities and Exchange Commission.
     “Securities Act” means the Securities Act of 1933, as amended.
     “Shares” means ordinary shares of no par value each in the capital of the Company reserved for issuance under this Plan, as adjusted pursuant to Sections 2 and 15, and any successor security.
     “Stock Bonus” means an award of Shares pursuant to Section 20.
     “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing more than 50% of the total combined voting power of all classes of stock in one of the other corporations in such chain.
     “Take-Over Price” means the greater of (a) the Fair Market Value per Share on the date the particular Option to purchase Shares is surrendered to the Company in connection with a Hostile Take-Over or (b) the highest reported price per Share paid by the tender offeror in effecting such Hostile Take-Over. However, if the surrendered Option is an ISO, the Take-Over Price shall not exceed the clause (a) price per Share.

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     “Termination” or “Terminated” means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer or director to the Company or a Parent or Subsidiary of the Company. An employee will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Committee, provided, that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing. In the case of any employee on an approved leave of absence, the Committee may make such provisions respecting suspension of vesting of the Award while on leave from the employ of the Company or a Subsidiary as it may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the Stock Option Agreement. The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the “Termination Date”).
     22. OPTION EXCHANGE PROGRAM.
          Notwithstanding any other provision of this Plan to the contrary, upon approval of this provision by the Company’s shareholders, the Board, the Committee or any designee of the Board or the Committee may provide for, and the Company may implement, a one-time Option exchange offer, pursuant to which certain outstanding Options would, at the election of the holder of such Options, be surrendered to the Company for cancellation, whereupon the surrendered Options shall terminate and have no legal effect whatsoever, in exchange for the grant of a lesser number of new Options, which new Options will have reduced Exercise Prices and different vesting and expiration periods from the surrendered Options; provided, however, that such offer shall be commenced within twelve months of the date of such shareholder approval. For the avoidance of doubt, the surrendering and cancellation of the Options shall not at any time, result in the Company acquiring, directly or indirectly, a right or interest in the surrendered Options.

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FLEXTRONICS INTERNATIONAL LTD.
2002 INTERIM INCENTIVE PLAN
As Adopted May 6, 2002 and amended through July 13, 2009
     1. PURPOSE. The purpose of this Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, its Parent and Subsidiaries, by offering them an opportunity to participate in the Company’s future performance through awards of Options and Share Bonuses. Capitalized terms not defined in the text are defined in Section 20.
     2. SHARES SUBJECT TO THE PLAN.
          2.1 Number of Shares Available. Subject to Sections 2.2 and 15, the total number of Shares reserved and available for grant and issuance pursuant to this Plan will be 20,000,000 Shares plus Shares that are subject to: (a) issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option; (b) issuance pursuant to a Share Bonus but cease to be subject to such Share Bonus for any reason other than issuance pursuant to such Share Bonus; and (c) an Award that otherwise terminates without Shares being issued. At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Awards granted under this Plan.
          2.2 Adjustment of Shares. Should any change be made to the Shares issuable under the Plan by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Shares as a class without the Company’s receipt of consideration, then appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan and (ii) the number and/or class of securities and price per Share in effect under each Award outstanding under Sections 5 and 6. Such adjustments to the outstanding Awards are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such Awards, provided, however, that (i) fractions of a Share will not be issued but will be replaced by a cash payment equal to the Fair Market Value of such fraction of a Share, as determined by the Committee, and (ii) in the case of an Option granted under Section 5, no such adjustment shall be made if as a result, the Exercise Price would fall below the par value of a Share and if such adjustment would but for this paragraph (ii) result in the Exercise Price being less than the par value of a Share, the Exercise Price payable shall be the par value of a Share. The adjustments determined by the Committee shall be final, binding and conclusive.
     3. ELIGIBILITY. All Awards may be granted to employees, officers and directors of the Company or any Parent or Subsidiary of the Company, provided however, that non-executive directors of the Company shall be eligible for the grant of Awards only to the extent permitted by, and subject to compliance with, all applicable laws and regulations. A person may be granted more than one Award under this Plan. Awards granted to officers and non-employee directors may not exceed in the aggregate forty-nine percent (49%) of all Shares that are reserved for grant under this Plan.
     4. ADMINISTRATION.
          4.1 Committee Authority. This Plan will be administered by the Committee or by the Board acting as the Committee. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan. The Committee will have the authority to:
(a)	construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

(b)	prescribe, amend and rescind rules and regulations relating to this Plan or any Award;

(c)	select persons to receive Awards;

(d)	determine the form and terms of Awards;

(e)	determine the number of Shares or other consideration subject to Awards;

(f)	determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent or Subsidiary of the Company;

(g)	grant waivers of Plan or Award conditions;

(h)	determine the vesting, exercisability and payment of Awards;

(i)	correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;

(j)	determine whether an Award has been earned; and

(k)	make all other determinations necessary or advisable for the administration of this Plan.
          4.2 Committee Discretion. Any determination made by the Committee with respect to any Award will be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of this Plan or Award, at any later time, and such determination will be final and binding on the Company and on all persons having an interest in any Award under this Plan. The Committee may delegate to one or more officers of the Company the authority to grant an Award under this Plan to Participants who are not Insiders of the Company.
     5. OPTIONS. The Committee may grant Options that are Nonqualified Stock Options (“NQSOs”) to eligible persons and will determine the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:
          5.1 Form of Option Grant. Each Option granted under this Plan will be evidenced by an Award Agreement which will expressly identify the Option as a NQSO (“Share Option Agreement”), and, except as otherwise required by the terms of Section 7 hereof, will be in such form and contain such provisions (which need not be the same for each Participant) as the Committee may from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan.
          5.2 Date of Grant. The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, unless otherwise specified by the Committee. The Share Option Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.
          5.3 Exercise Period. Options may be exercisable within the times or upon the events determined by the Committee as set forth in the Share Option Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no Option granted to a person who is not an employee of the Company or any Parent or Subsidiary of the Company on the date of grant of that Option will be exercisable after the expiration of five (5) years from the date the Option is granted. The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.

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          5.4 Exercise Price. The Exercise Price of an Option will be determined by the Committee when the Option is granted. In no event may the Exercise Price of an Option be less than the par value of the Shares. Payment for the Shares purchased may be made in accordance with Section 7 of this Plan.
          5.5 Method of Exercise.
(a)	Options may be exercised only by delivery to the Company (or as the Company may direct) of a written share option exercise agreement (the “Exercise Agreement”) (in the case of a written Exercise Agreement, in the form approved by the Board or the Committee, which need not be the same for each Participant), in each case stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding Participant’s investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased.

(b)	A written Exercise Agreement may be communicated electronically through the use of such security device (including, without limitation, any logon identifier, password, personal identification number, smartcard, digital certificate, digital signature, encryption device, electronic key, and/or other code or any access procedure incorporating any one or more of the foregoing) as may be designated by the Board or the Committee for use in conjunction with the Plan from time to time (“Security Device”), or via an electronic page, site, or environment designated by the Company which is accessible only through the use of such Security Device, and such written Exercise Agreement shall thereby be deemed to have been sent by the designated holder of such Security Device. The Company (or its agent) may accept and act upon any written Exercise Agreement issued and/or transmitted through the use of the Participant’s Security Device (whether actually authorized by the Participant or not) as his authentic and duly authorized Exercise Agreement and the Company (or its agent) may treat such Exercise Agreement as valid and binding on the Participant notwithstanding any error, fraud, forgery, lack of clarity or misunderstanding in the terms of such Exercise Agreement. All written Exercise Agreements issued and/or transmitted through the use of the Participant’s Security Device (whether actually authorized by the Participant or not) are irrevocable and binding on the Participant upon transmission to the Company (or as the Company may direct) and the Company (or its agent) shall be entitled to effect, perform or process such Exercise Agreement without the Participant’s further consent and without further reference to the Participant.

(c)	The Company’s records of the Exercise Agreements (whether delivered or communicated electronically or in printed form), and its record of any transactions maintained by any relevant person authorized by the Company relating to or connected with the Plan, whether stored in audio, electronic, printed or other form, shall be binding and conclusive on the Participant and shall be conclusive evidence of such Exercise Agreements and/or transactions. All such records shall be admissible in evidence and, in the case of a written Exercise Agreement which has been communicated electronically, the Participant shall not challenge or dispute the admissibility, reliability, accuracy or the authenticity of the contents of such records merely on the basis that such records were incorporated and/or set out in electronic form or were produced by or are the output of a computer system, and the Participant waives any of his rights (if any) to so object.
          5.6 Termination. Notwithstanding the exercise periods set forth in the Share Option Agreement, exercise of an Option will always be subject to the following:

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(a)	If the Participant is Terminated for any reason except death or Disability, then the Participant may exercise such Participant’s Options only to the extent that such Options would have been exercisable upon the Termination Date no later than three (3) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee), but in any event no later than the expiration date of the Options.

(b)	If the Participant is Terminated because of the Participant’s death or Disability (or the Participant dies within three (3) months after a Termination other than for Cause or because of the Participant’s Disability), then the Participant’s Options may be exercised only to the extent that such Options would have been exercisable by the Participant on the Termination Date and must be exercised by the Participant (or the Participant’s legal representative or authorized assignee) no later than twelve (12) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee), but in any event no later than the expiration date of the Options.

(c)	If the Participant is Terminated for Cause, then the Participant’s Options shall expire on such Participant’s Termination Date, or at such later time and on such conditions as are determined by the Committee (but in any event, no later than the expiration date of the Options).
          5.7 Limitations on Exercise. The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent the Participant from exercising the Option for the full number of Shares for which it is then exercisable.
          5.8 Modification, Extension or Renewal. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant’s rights under any Option previously granted, and provided further that the exercise period of any Option may not in any event be extended beyond the periods specified in Section 5.3.
     6. SHARE BONUSES. The Committee may grant Share Bonuses and will determine the number of Shares subject to the Share Bonus, the Purchase Price of the Shares subject to the Share Bonus, and all other terms and conditions of the Share Bonus, subject to the following:
          6.1 Awards of Share Bonuses. Share Bonuses may be awarded pursuant to an Award Agreement (the “Share Bonus Agreement”) that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. Share Bonuses provide the Participant with the right to receive a specified number of Shares at the end of a specified vesting period, or periods, not to exceed, in the case of Participants who are employees of the Company or any Parent or Subsidiary of the Company, ten (10) years from the date of grant of the Share Bonus, and, in the case of Participants who are not employees of the Company or any Parent or Subsidiary of the Company, five (5) years from the date of grant of the Share Bonus (“Vesting Periods”) upon receipt of the Purchase Price, and may provide that such number will be increased, or the right to receive Shares accelerated, upon the satisfaction of specified performance goals. Share Bonuses may vary from Participant to Participant and between groups of Participants, and may be based upon the achievement of the Company, Parent or Subsidiary and/or individual performance factors or upon such other criteria as the Committee may determine.
          6.2 Terms of Share Bonuses. The Committee will determine the number of Shares to be awarded to the Participant pursuant to a Share Bonus. If the Share Bonus is being earned upon the satisfaction of performance goals pursuant to a Share Bonus Agreement, then the Committee will: (a) determine the nature, length and starting date of any Performance Period for each Share Bonus; (b) determine the applicable performance goals and Performance Factors, if any; (c) determine the total number of Shares that may be awarded to the Participant, (d)

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determine the number of Shares that will be issued in each Performance Period and the effect thereon of the satisfaction of the Performance Factors, including any provision for acceleration of issuance of Shares, or increase in the number of such Shares, and (e) determine whether any payment will be required for the issuance of such Shares other than satisfaction of the Performance Factors and the payment of the Purchase Price.
          The Committee shall, as soon as practicable after the end of each Vesting Period or, as the case may be, Performance Period, determine the extent to which the Share Bonuses have vested or have been earned, and shall thereafter procure the allotment and issuance to the Participant of the Shares to the extent vested and/or earned against payment of the Purchase Price. Performance Periods may overlap and Participants may participate simultaneously with respect to Share Bonuses that are subject to different Performance Periods and different performance goals and other criteria. The number of Shares may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Committee. The Committee may adjust the performance goals applicable to the Share Bonuses to take into account changes in law and accounting or tax rules and to make such adjustments as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships.
          6.3 Date of Grant. The date of grant of a Share Bonus will be the date on which the Committee makes the determination to grant such Share Bonus, unless otherwise specified by the Committee. The Share Bonus Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Share Bonus.
          6.4 Purchase Price. The Purchase Price for each Share subject to a Share Bonus will be equal to the par value of each such Share. Payment of the Purchase Price for the Shares subject to a Share Bonus may be made in accordance with Section 7 of this Plan.
          6.5 Termination. The Share Bonus and all of the Company’s obligations and the Participant’s rights under the Plan and the Share Bonus Agreement (except the right to receive Shares already vested and Shares already earned), shall terminate on the earlier of the Participant’s Termination Date or the date when all the Shares have been allotted and issued.
          6.6 Modification, Extension or Renewal. The Committee may modify, extend or renew outstanding Share Bonuses and authorize the grant of new Share Bonuses in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant’s rights under any Share Bonus previously granted.
     7. PAYMENT FOR SHARE PURCHASES.
          7.1 Payment. Payment for Shares purchased pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant by the Committee and where permitted by law:
(a)	by cancellation of indebtedness of the Company to the Participant;

(b)	by waiver of compensation due or accrued to the Participant for services rendered;

(c)	with respect only to purchases upon exercise of an Option, and provided that a public market for the Company’s Shares exists:
(1)	through a “same day sale” commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an “NASD Dealer”) whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

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(2)	through a “margin” commitment from the Participant and a NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company;
(d)	conversion of a convertible note issued by the Company, the terms of which provide that it is convertible into Shares issuable pursuant to the Plan (with the principal amount and any accrued interest being converted and credited dollar for dollar to the payment of the Exercise Price or, as the case may be, the Purchase Price);

(e)	by the Company, as permitted by applicable laws; or

(f)	by any combination of the foregoing.
     8. WITHHOLDING TAXES. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under this Plan, payments in satisfaction of Awards are to be made in cash, such payment will be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.
     9. TRANSFERABILITY.
          9.1 Except as otherwise provided in this Section 9, Awards granted under this Plan, and any interest therein, will not be transferable or assignable by a Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or as determined by the Committee and set forth in the Award Agreement with respect to Awards. Notwithstanding the foregoing, (i) Participants may transfer or assign their Awards to Family Members through a gift or a domestic relations order (and not in a transfer for value), and (ii) if the terms of the applicable instrument evidencing the grant of an Award so provide, Participants who reside outside of the United States and Singapore may assign their Awards to a financial institution outside of the United States and Singapore that has been approved by the Committee, in accordance with the terms of the applicable instrument. The Participant shall be solely responsible for effecting any such assignment, and for ensuring that such assignment is valid, legal and binding under all applicable laws. The Committee shall have the discretion to adopt such rules as it deems necessary to ensure that any assignment is in compliance with all applicable laws.
          9.2 NQSOs. Unless otherwise restricted by the Committee, an NQSO shall be exercisable: (i) during the Participant’s lifetime only by (A) the Participant, (B) the Participant’s guardian or legal representative, (C) a Family Member of the Participant who has acquired the NQSO by “permitted transfer;” as defined below, (ii) by a transferee that is permitted pursuant to clause (ii) of Section 9.1, for such period as may be authorized by the terms of the applicable instrument evidencing the grant of the applicable Option, or by the Committee, and (iii) after Participant’s death, by the legal representative of the Participant’s heirs or legatees. “Permitted transfer” means any transfer of an interest in such NQSO by gift or domestic relations order effected by the Participant during the Participant’s lifetime. A permitted transfer shall not include any transfer for value; provided that the following shall be permitted transfers and shall not be considered to be transfers for value: (a) a transfer under a domestic relations order in settlement of marital property rights or (b) a transfer to an entity in which more than fifty percent of the voting interests are owned by Family Members or the Participant in exchange for an interest in that entity.
     10. PRIVILEGES OF SHARE OWNERSHIP. No Participant will have any of the rights of a shareholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a shareholder and have all the rights of a shareholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares.

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     11. CERTIFICATES. All certificates for Shares or other securities delivered under this Plan will be subject to such share transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.
     12. EXCHANGE AND BUYOUT OF AWARDS. The Committee may, at any time or from time to time and subject to compliance with all applicable laws and regulations, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Committee may at any time and subject to compliance with all applicable laws and regulations buy from a Participant an Award previously granted with payment in cash, Shares or other consideration, based on such terms and conditions as the Committee and the Participant may agree.
     13. SECURITIES LAW AND OTHER REGULATORY COMPLIANCE. An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.
     14. NO OBLIGATION TO EMPLOY. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent or Subsidiary of the Company or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Participant’s employment or other relationship at any time, with or without cause.
     15. CORPORATE TRANSACTIONS.
          15.1 Assumption or Replacement of Awards by Successor. In the event of (a) a dissolution or liquidation of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the shareholders of the Company or their relative share holdings and the Awards granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all Participants), (c) a merger in which the Company is the surviving corporation but after which the shareholders of the Company immediately prior to such merger (other than any shareholder that merges, or which owns or controls another corporation that merges, with the Company in such merger) cease to own their shares or other equity interest in the Company, (d) the sale of substantially all of the assets of the Company, or (e) the acquisition, sale, or transfer of more than 50% of the outstanding shares of the Company by tender offer or similar transaction (each, a “Corporate Transaction”), each Option which is at the time outstanding under this Plan shall automatically accelerate so that each such Option shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable with respect to the total number of Shares at the time subject to such Option and may be exercised for all or any portion of such Shares. However, subject to the specific terms of a Participant’s Award Agreement, an outstanding Option under this Plan shall not so accelerate if and to the extent: (i) such Option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation or parent thereof or to be replaced with a comparable Option to purchase shares of the capital share of the successor corporation or parent thereof, (ii) such Option is to be replaced with a cash incentive program of the successor corporation which preserves the Option spread existing at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such

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Option or (iii) the acceleration of such Option is subject to other limitations imposed by the Committee at the time of the Option grant. The determination of Option comparability under clause (i) above shall be made by the Committee, and its determination shall be final, binding and conclusive.
          15.2 Other Treatment of Awards. Subject to any greater rights granted to Participants under the foregoing provisions of this Section 15 or other specific terms of a Participant’s Award Agreement, in the event of the occurrence of any Corporate Transaction described in Section 15.1, any outstanding Awards will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, or sale of assets.
          15.3 Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either; (a) granting an Award under this Plan in substitution of such other company’s award; or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the Exercise Price and the number and nature of Shares issuable upon exercise of any such Option will be adjusted appropriately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new Option rather than assuming an existing Option, such new Option may be granted with a similarly adjusted Exercise Price.
     16. ADOPTION. This Plan will become effective on the date on which the Board adopts the Plan (the “Effective Date”).
     17. TERM OF PLAN/GOVERNING LAW. Unless earlier terminated as provided herein, this Plan will terminate ten (10) years from the date this Plan is adopted by the Board. This Plan and all agreements thereunder shall be governed by and construed in accordance with the laws of the State of California.
     18. AMENDMENT OR TERMINATION OF PLAN. The Board has complete and exclusive power and authority to amend or modify the Plan (or any component thereof) in any or all respects whatsoever. However, no such amendment or modification shall adversely affect rights and obligations with respect to Awards at the time outstanding under the Plan, unless the Participant consents to such amendment.
     The Board may at any time terminate or amend this Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan.
     19. NONEXCLUSIVITY OF THE PLAN. Neither the adoption of this Plan by the Board nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of share options and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.
     20. DEFINITIONS. As used in this Plan, the following terms will have the following meanings:
          “Award” means any Options or Share Bonuses granted under this Plan.
          “Award Agreement” means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.
          “Board” means the Board of Directors of the Company.
          “Cause” means (a) the commission of an act of theft, embezzlement, fraud, dishonesty, (b) a breach of fiduciary duty to the Company or a Parent or Subsidiary of the Company or (c) a failure to materially perform the customary duties of the employee’s employment.

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          “Code” means the Internal Revenue Code of 1986, as amended.
          “Committee” means the Compensation Committee of the Board.
          “Company” means Flextronics International Ltd. or any successor corporation.
          “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.
          “Exchange Act” means the Securities Exchange Act of 1934, as amended.
          “Exercise Price” means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.
          “Fair Market Value” means, as of any date, the value of the Shares determined as follows:
(a)	if such Shares are then quoted on the Nasdaq National Market, the closing price of such Shares on the Nasdaq National Market on the date of determination as reported in The Wall Street Journal;

(b)	if such Shares are publicly traded and are then listed on a national securities exchange, the closing price of such Shares on the date of determination on the principal national securities exchange on which the Shares are listed or admitted to trading as reported in The Wall Street Journal;

(c)	if such Shares are publicly traded but are not quoted on the Nasdaq National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal; or

(d)	if none of the foregoing is applicable, by the Committee in good faith.
          “Family Member” includes any of the following:
(a)	child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of the Participant, including any such person with such relationship to the Participant by adoption;

(b)	any person (other than a tenant or employee) sharing the Participant’s household;

(c)	a trust in which the persons in (a) and (b) have more than fifty percent of the beneficial interest;

(d)	a foundation in which the persons in (a) and (b) or the Participant control the management of assets; or

(e)	any other entity in which the persons in (a) and (b) or the Participant own more than fifty percent of the voting interest.
          “Insider” means an officer or director of the Company or any other person whose transactions in the Company’s Shares are subject to Section 16 of the Exchange Act.
          “Option” means an award of an option to purchase Shares pursuant to Sections 5.

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          “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns shares possessing more than 50% of the total combined voting power of all classes of shares in one of the other corporations in such chain.
          “Participant” means a person who receives an Award under this Plan.
          “Performance Factors” means such factors as may be selected by the Committee, in it sole discretion, including, but not limited to, the following measures, to determine whether the performance goals established by the Committee and applicable to Awards have been satisfied:
(a)	Net revenue and/or net revenue growth;

(b)	Earnings before income taxes and amortization and/or earnings before income taxes and amortization growth;

(c)	Operating income and/or operating income growth;

(d)	Net income and/or net income growth;

(e)	Earnings per share and/or earnings per share growth;

(f)	Total shareholder return and/or total shareholder return growth;

(g)	Return on equity;

(h)	Operating cash flow return on income;

(i)	Adjusted operating cash flow return on income;

(j)	Economic value added;

(k)	Cash conversion cycle;

(l)	Return on Invested Capital; and

(k)	Individual confidential business objectives.
It is in the sole discretion of the Committee to determine if any extraordinary, unusual or one-time charges are to be included or excluded in such Performance Factors.
          “Performance Period” means the period of service determined by the Committee, not to exceed five years, during which years of service or performance is to be measured for Share Bonuses.
          “Plan” means this Flextronics International Ltd. 2002 Interim Incentive Plan, as amended from time to time.
          “Purchase Price” means the price at which a holder of a Share Bonus may purchase the Shares issuable pursuant to the Share Bonus.
          “SEC” means the Securities and Exchange Commission.
          “Securities Act” means the Securities Act of 1933, as amended.

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          “Shares” means ordinary shares of par value S$0.01 each in the capital of the Company reserved for issuance under this Plan, as adjusted pursuant to Sections 2 and 15, and any successor security.
          “Share Bonus” means an award of Shares pursuant to Section 6.
          “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns shares possessing more than 50% of the total combined voting power of all classes of shares in one of the other corporations in such chain.
          “Termination” or “Terminated” means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer or director to the Company or a Parent or Subsidiary of the Company. An employee will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Committee. In the case of any employee on an approved leave of absence, the Committee may make such provisions respecting suspension of vesting of the Award while on leave from the employ of the Company or a Subsidiary as it may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the Share Option Agreement. The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the “Termination Date”).
     21. OPTION EXCHANGE PROGRAM.
          Notwithstanding any other provision of this Plan to the contrary, upon approval of this provision by the Company’s shareholders, the Board, the Committee or any designee of the Board or the Committee may provide for, and the Company may implement, a one-time Option exchange offer, pursuant to which certain outstanding Options would, at the election of the holder of such Options, be surrendered to the Company for cancellation, whereupon the surrendered Options shall terminate and have no legal effect whatsoever, in exchange for the grant of a lesser number of new Options, which new Options will have reduced Exercise Prices and different vesting and expiration periods from the surrendered Options; provided, however, that such offer shall be commenced within twelve months of the date of such shareholder approval. For the avoidance of doubt, the surrendering and cancellation of the Options shall not at any time, result in the Company acquiring, directly or indirectly, a right or interest in the surrendered Options.

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FLEXTRONICS INTERNATIONAL LTD.
2004 Award Plan for New Employees
As Adopted October 21, 2004 and as amended through July 13, 2009
     1. PURPOSE. The purpose of this Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, its Parent and Subsidiaries, by offering them an opportunity to participate in the Company’s future performance through grants of Awards. Capitalized terms not defined in the text are defined in Section 20.
     2. SHARES SUBJECT TO THE PLAN.
          2.1 Number of Shares Available. Subject to Sections 2.2 and 15, the total number of Shares reserved and available for grant and issuance pursuant to this Plan will be ten million (10,000,000) Shares plus shares that are subject to issuance upon exercise of an Award but cease to be subject to such Award for any reason other than exercise of such Award. At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Awards granted under this Plan. No more than the lesser of (i) the number of Shares reserved hereunder, or (ii) seven million (7,000,000) Shares, shall be available to be issued and outstanding at any point in time to employees in the Canadian province of Quebec.
          2.2 Adjustment of Shares. Should any change be made to the Shares issuable under the Plan by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Shares as a class without the Company’s receipt of consideration, then appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, and (ii) the number and/or class of securities and price per Share in effect under each Award outstanding under Sections 5 and 7. Such adjustments to the outstanding Awards are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such Awards, provided, however, that (i) fractions of a Share will not be issued but will be replaced by a cash payment equal to the Fair Market Value of such fraction of a Share, as determined by the Committee, and (ii) no such adjustment shall be made if as a result, the Exercise Price would fall below the par value of a Share and if such adjustment would but for this paragraph (ii) result in the Exercise Price being less than the par value of a Share, the Exercise Price payable shall be the par value of a Share. The adjustments determined by the Committee shall be final, binding and conclusive.
     3. ELIGIBILITY. Awards may be granted only to persons who (a) were not previously an employee or director of the Company or any Parent or Subsidiary of the Company or (b) have either (i) completed a period of bona fide non-employment by the Company, and any Parent or Subsidiary of the Company, of at least 1 year, or (ii) are returning to service as an employee of the Company, or any Parent or Subsidiary of the Company, after a period of bona fide non-employment of less than 1 year due to the Company’s acquisition of such person’s employer; and then only as an incentive to such persons entering into employment with the Company or any Parent or Subsidiary of the Company. A person eligible for an Award under this Plan may be granted more than one Award under this Plan.
     4. ADMINISTRATION.
          4.1 Committee Authority. This Plan will be administered by the Committee or by the Board acting as the Committee. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan. Among its powers the Committee will have the authority to:
     (a) construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;
     (b) prescribe, amend and rescind rules and regulations relating to this Plan or any Award;

     (c) select persons to receive Awards;
     (d) determine the form and terms of Awards;
     (e) determine the number of Shares or other consideration subject to Awards;
     (f) determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent or Subsidiary of the Company;
     (g) grant waivers of Plan or Award conditions;
     (h) determine the vesting, exercisability and payment of Awards;
     (i) correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;
     (j) determine whether an Award has been earned; and
     (k) make all other determinations necessary or advisable for the administration of this Plan.
          4.2 Committee Discretion. Any determination made by the Committee with respect to any Award will be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of this Plan or Award, at any later time, and such determination will be final and binding on the Company and on all persons having an interest in any Award under this Plan.
          4.3 Committee Composition. The grant of any Award shall not be effective unless: (a) if the grant is made by the Board, then it must be approved by a majority of the Independent Directors on the Board; and (b) if the grant is made by the Committee, then the Committee must be comprised solely of Independent Directors (except as otherwise permitted under the rules of the NASD).
     5. OPTIONS. The Committee may grant Options (which will be nonqualified stock options (“NQSOs”)) to eligible persons and will determine the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:
          5.1 Form of Option Grant. Each Option granted under this Plan will be evidenced by an Award Agreement which will expressly identify the Option as an NQSO (“STOCK OPTION AGREEMENT”), and will be in such form and contain such provisions (which need not be the same for each Participant) as the Committee may from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan.
          5.2 Date of Grant. The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, unless otherwise specified by the Committee. The Stock Option Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.
          5.3 Exercise Period. Options may be exercisable within the times or upon the events determined by the Committee as set forth in the Stock Option Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted (five (5) years from the date the Option is granted in the case of any Option granted to a person who is not an employee of the Company or any Parent or Subsidiary of the Company on the date of grant of that Option). The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.

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          5.4 Exercise Price. The Exercise Price of an Option will be determined by the Committee when the Option is granted; provided that in no event may the Exercise Price of an Option be less than the par value of the Shares.
          5.5 Method of Exercise.
     (a) Options may be exercised only by delivery to the Company (or as the Company may direct) of a written stock option exercise agreement (the “Exercise Agreement”) (in the case of a written Exercise Agreement, in the form approved by the Board or the Committee, which need not be the same for each Participant), in each case stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding Participant’s investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased.
     (b) A written Exercise Agreement may be communicated electronically through the use of such security device (including, without limitation, any logon identifier, password, personal identification number, smartcard, digital certificate, digital signature, encryption device, electronic key, and/or other code or any access procedure incorporating any one or more of the foregoing) as may be designated by the Board or the Committee for use in conjunction with the Plan from time to time (“Security Device”), or via an electronic page, site, or environment designated by the Company which is accessible only through the use of such Security Device, and such written Exercise Agreement shall thereby be deemed to have been sent by the designated holder of such Security Device. The Company (or its agent) may accept and act upon any written Exercise Agreement issued and/or transmitted through the use of the Participant’s Security Device (whether actually authorized by the Participant or not) as his authentic and duly authorized Exercise Agreement and the Company (or its agent) may treat such Exercise Agreement as valid and binding on the Participant notwithstanding any error, fraud, forgery, lack of clarity or misunderstanding in the terms of such Exercise Agreement. All written Exercise Agreements issued and/or transmitted through the use of the Participant’s Security Device (whether actually authorized by the Participant or not) are irrevocable and binding on the Participant upon transmission to the Company (or as the Company may direct) and the Company (or its agent) shall be entitled to effect, perform or process such Exercise Agreement without the Participant’s further consent and without further reference to the Participant.
     (c) The Company’s records of the Exercise Agreements (whether delivered or communicated electronically or in printed form), and its record of any transactions maintained by any relevant person authorized by the Company relating to or connected with the Plan, whether stored in audio, electronic, printed or other form, shall be binding and conclusive on the Participant and shall be conclusive evidence of such Exercise Agreements and/or transactions. All such records shall be admissible in evidence and, in the case of a written Exercise Agreement which has been communicated electronically, the Participant shall not challenge or dispute the admissibility, reliability, accuracy or the authenticity of the contents of such records merely on the basis that such records were incorporated and/or set out in electronic form or were produced by or are the output of a computer system, and the Participant waives any of his rights (if any) to so object.
          5.6 Termination. Notwithstanding the exercise periods set forth in the Stock Option Agreement, exercise of an Option will always be subject to the following:
     (a) If the Participant is Terminated for any reason except death or Disability, then the Participant may exercise such Participant’s Options only to the extent that such Options would have been exercisable upon the Termination Date no later than three (3) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee), but in any event no later than the expiration date of the Options.

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     (b) If the Participant is Terminated because of the Participant’s death or Disability (or the Participant dies within three (3) months after a Termination other than for Cause or because of the Participant’s Disability), then the Participant’s Options may be exercised only to the extent that such Options would have been exercisable by the Participant on the Termination Date and must be exercised by the Participant (or the Participant’s legal representative or authorized assignee) no later than twelve (12) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee), but in any event no later than the expiration date of the Options.
     (c) If the Participant is terminated for Cause, then the Participant’s Options shall expire on such Participant’s Termination Date, or at such later time and on such conditions as are determined by the Committee (but in any event, no later than the expiration date of the Options).
          5.7 Limitations on Exercise. The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which it is then exercisable.
          5.8 Modification, Extension or Renewal. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant’s rights under any Option previously granted, and provided further that the exercise period of any Option may not in any event be extended beyond the period specified in Section 5.3.
     6. PAYMENT FOR SHARE PURCHASES.
          6.1 Payment. Subject to compliance with all applicable laws and regulations, payment for Shares purchased pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant by the Committee and where permitted by law:
     (a) by cancellation of indebtedness of the Company to the Participant;
     (b) by waiver of compensation due or accrued to the Participant for services rendered;
     (c) with respect only to purchases upon exercise of an Option, and provided that a public market for the Company’s Shares exists: through a “same day sale” commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an “NASD DEALER”) whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or
     (d) conversion of a convertible note issued by the Company, the terms of which provide that it is convertible into Shares issuable pursuant to the Plan (with the principal amount and any accrued interest being converted and credited dollar for dollar to the payment of the Exercise Price); or
     (e) by any combination of the foregoing.
     7. TRANSFERABILITY/EXERCISABILITY.
          7.1 Transfer and Assignment. No Option granted under this Plan, or any interest therein, or any right to receive a Stock Bonus (prior to the issuance of Shares thereunder) will be transferable or assignable by a Participant, and no such Option or right may be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or as determined by the Committee and set forth in the applicable Award or Stock Option Agreement. Notwithstanding the foregoing, and subject to compliance with all applicable laws and regulations, (i) Participants may transfer or assign their Options to Family Members through

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“permitted transfer;” as defined below, and (ii) if the terms of the applicable instrument evidencing the grant of an Option so provide, Participants who reside outside of the United States and Singapore may assign their Options to a financial institution outside of the United States and Singapore that has been approved by the Committee, in accordance with the terms of the applicable instrument. The Participant shall be solely responsible for effecting any such assignment, and for ensuring that such assignment is valid, legal and binding under all applicable laws and regulations. The Committee shall have the discretion to adopt such rules as it deems necessary to ensure that any assignment is in compliance with all applicable laws and regulations.
          7.2 Exercisability. Unless otherwise restricted by the Committee, an NQSO shall be exercisable: (i) during the Participant’s lifetime only by (A) the Participant, (B) the Participant’s guardian or legal representative, (C) a Family Member of the Participant who has, subject to compliance with all applicable laws and regulations, acquired the NQSO by “permitted transfer;” as defined below, and (ii) after Participant’s death, by the legal representative of the Participant’s heirs or legatees.
          7.3 “Permitted transfer” means any transfer of an interest in such NQSO by gift or domestic relations order effected by the Participant during the Participant’s lifetime. A permitted transfer shall not include any transfer for value; provided that the following shall, subject to compliance with all applicable laws and regulations, be permitted transfers and shall not be considered to be transfers for value: (a) a transfer under a domestic relations order in settlement of marital property rights or (b) a transfer to an entity in which more than fifty percent of the voting interests are owned by Family Members or the Participant in exchange for an interest in that entity.
     8. STOCK BONUSES. A Stock Bonus is a grant of Shares by the Company to an individual who has satisfied the terms and conditions set by the Committee on the making of such grant. The Committee will determine to whom a grant may be made, the number of Shares that may be granted, the restrictions to the making of such grant, and all other terms and conditions of the Stock Bonus. The conditions to grant may be based upon completion of a specified number of years of service with the Company or upon completion of the performance goals as set out by the Committee. Grants of Stock Bonuses may vary from Participant to Participant and between groups of Participants. Prior to the grant of a Stock Bonus, the Committee shall: (a) determine the nature, length and starting date of any Performance Period that may be a condition precedent to grant of a Stock Bonus; (b) select from among the Performance Factors to be used to measure performance goals, if any; and (c) determine the number of Shares that may be awarded to the Participant. Prior to the grant of any Stock Bonus, the Committee shall determine the extent to which such Stock Bonus has been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Stock Bonuses that are subject to different Performance Periods and having different performance goals and other criteria. Participants shall be required to pay the par value for any Shares issued as a Stock Bonus.
     9. WITHHOLDING TAXES.
          9.1 Withholding Generally. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under this Plan, payments in satisfaction of Awards are to be made in cash, such payment will be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.
          9.2 Stock Withholding. When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may in its sole discretion, and subject to compliance with all applicable laws and regulations, allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose will be made in accordance with the requirements established by the Committee and will be in writing in a form acceptable to the Committee.

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     10. PRIVILEGES OF STOCK OWNERSHIP. No Participant will have any of the rights of a shareholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a shareholder and have all the rights of a shareholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares.
     11. CERTIFICATES. All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.
     12. EXCHANGE AND BUYOUT OF AWARDS. The Committee may, at any time or from time to time and subject to compliance with all applicable laws and regulations, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Committee may at any time and subject to compliance with all applicable laws and regulations buy from a Participant an Award previously granted with payment in cash, Shares or other consideration, based on such terms and conditions as the Committee and the Participant may agree.
     13. SECURITIES LAW AND OTHER REGULATORY COMPLIANCE. An Award will not be effective unless such Award is in compliance with all applicable foreign, federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.
     14. NO OBLIGATION TO EMPLOY. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent or Subsidiary of the Company or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Participant’s employment or other relationship at any time, with or without cause.
     15. CORPORATE TRANSACTIONS.
          15.1 Assumption or Replacement of Awards by Successor. In the event of (a) a dissolution or liquidation of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the shareholders of the Company or their relative share holdings and the Awards granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all Participants), (c) a merger in which the Company is the surviving corporation but after which the shareholders of the Company immediately prior to such merger (other than any shareholder that merges, or which owns or controls another corporation that merges, with the Company in such merger) cease to own their shares or other equity interest in the Company, (d) the sale of substantially all of the assets of the Company, or (e) the acquisition, sale, or transfer of more than 50% of the outstanding shares of the Company by tender offer or similar transaction (each, a “CORPORATE TRANSACTION”), each Option which is at the time outstanding under this Plan shall automatically accelerate so that each such Option shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable with respect to the total number of Shares at the time subject to such Option and may be exercised for all or any portion of such Shares. However, subject to the specific terms of a Participant’s Award Agreement, an outstanding Option under this Plan

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shall not so accelerate if and to the extent: (i) such Option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation or parent thereof or to be replaced with a comparable Option to purchase shares of the capital stock of the successor corporation or parent thereof, (ii) such Option is to be replaced with a cash incentive program of the successor corporation which preserves the Option spread existing at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such Option or (iii) the acceleration of such Option is subject to other limitations imposed by the Committee at the time of the Option grant. The determination of Option comparability under clause (i) above shall be made by the Committee, and its determination shall be final, binding and conclusive.
          15.2 Other Treatment of Awards. Subject to any greater rights granted to Participants under the foregoing provisions of this Section 15 or other specific terms of a Participant’s Award Agreement, in the event of the occurrence of any Corporate Transaction described in Section 15.1, any outstanding Awards will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, or sale of assets.
          15.3 Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either; (a) granting an Award under this Plan in substitution of such other company’s award; or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the Exercise Price and the number and nature of Shares issuable upon exercise of any such Option will be adjusted appropriately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new Option rather than assuming an existing Option, such new Option may be granted with a similarly adjusted Exercise Price.
     16. EFFECTIVE DATE AND SHAREHOLDER APPROVAL. This Plan may be submitted by the Board for approval by the shareholders of the Company (excluding Shares issued pursuant to this Plan that are still held by Participants as of the record date established for purposes of such approval), consistent with applicable laws, at any time after the date this Plan is adopted by the Board.
     17. TERM OF PLAN/GOVERNING LAW. Unless earlier terminated as provided herein, this Plan will terminate ten (10) years from the date this Plan is adopted by the Board or, if later, the date of shareholder approval. This Plan and all agreements thereunder shall be governed by and construed in accordance with the laws of the State of California.
     18. AMENDMENT OR TERMINATION OF PLAN. The Board has complete and exclusive power and authority to amend or modify the Plan (or any component thereof) in any respect, or all respects, whatsoever. However, no such amendment or modification shall adversely affect rights and obligations with respect to Options at the time outstanding under the Plan, unless the Participant consents to such amendment. The Board may at any time terminate or amend this Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan.
     19. NONEXCLUSIVITY OF THE PLAN. Neither the adoption of this Plan by the Board, the submission of this Plan to the shareholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.
     20. DEFINITIONS. As used in this Plan, the following terms will have the following meanings:
     “AWARD” means any Options or shares from Stock Bonuses granted under this Plan.
     “AWARD AGREEMENT” means, with respect to each Award, the signed written agreement between the

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Company and the Participant setting forth the terms and conditions of the Award.
     “BOARD” means the Board of Directors of the Company.
     “CAUSE” means (a) the commission of an act of theft, embezzlement, fraud, dishonesty, (b) a breach of fiduciary duty to the Company or a Parent or Subsidiary of the Company or (c) a failure to materially perform the customary duties of the employee’s employment.
     “CODE” means the Internal Revenue Code of 1986, as amended.
     “COMMITTEE” means the Board or an “independent compensation committee” (as such term is defined for purposes of the rules of the National Association of Securities Dealers, Inc.).
     “COMPANY” means Flextronics International Ltd. or any successor corporation.
     “DISABILITY” means total and permanent disability as defined in Section 22(e)(3) of the Code.
     “EXCHANGE ACT” means the Securities Exchange Act of 1934, as amended.
     “EXERCISE PRICE” means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.
     “FAIR MARKET VALUE” means, as of any date, the value of the Shares determined as follows:
     (a) if such Shares are then quoted on the Nasdaq National Market, the closing price of such Shares on the Nasdaq National Market on the date of determination as reported in The Wall Street Journal;
     (b) if such Shares are publicly traded and are then listed on a national securities exchange, the closing price of such Shares on the date of determination on the principal national securities exchange on which the Shares are listed or admitted to trading as reported in The Wall Street Journal;
     (c) if such Shares are publicly traded but are not quoted on the Nasdaq National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal; or
     (d) if none of the foregoing is applicable, by the Committee in good faith.
     “FAMILY MEMBER” includes any of the following:
     (e) child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of the Participant, including any such person with such relationship to the Participant by adoption;
     (f) any person (other than a tenant or employee) sharing the Participant’s household;
     (g) a trust in which the persons in (a) and (b) have more than fifty percent of the beneficial interest;
     (h) a foundation in which the persons in (a) and (b) or the Participant control the management of assets; or
     (i) any other entity in which the persons in (a) and (b) or the Participant own more than fifty percent of the voting interest.

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     “HOSTILE TAKE-OVER” means a change in ownership of the Company effected through the following transaction:
     (j) the direct or indirect acquisition by any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the Company’s shareholders which the Board does not recommend such shareholders to accept, and
     (k) the acceptance of more than fifty percent (50%) of the securities so acquired in such tender or exchange offer from holders other than Insiders.
     “INDEPENDENT DIRECTOR” has the meaning given such term under the Rules of the National Association of Securities Dealers, Inc. as in effect at the time of grant of any Award. For convenience, as of the date of adoption of the Plan, the Rules of the National Association of Securities Dealers, Inc. define “independent director” as a person other than an officer or employee of the Company or any Subsidiary or any other individual having a relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. As of the date of adoption of the Plan, the Rules of the National Association of Securities Dealers, Inc. go on to provide that the following persons shall not be considered as an “independent director”:
     (l) a director who is, or at any time during the past three (3) years was, employed by the Company or by any Parent or Subsidiary;
     (m) a director who accepted or who has a Related Party who accepted any payments from the Company or any Parent or Subsidiary in excess of $60,000 during any period of twelve (12) consecutive months within the three (3) years preceding the determination of independence, other than the following:
                    (i) compensation for service on the Board or a committee of the Board;
                    (ii) Payments arising solely from investments in the Company’s securities;
                    (iii) compensation paid to a Related Party who is a non-executive employee of the Company or a Parent or Subsidiary;
                    (iv) benefits under a tax-qualified retirement plan, or non-discretionary compensation;
                    (v) loans from a financial institution provided that the loans (A) were made in the ordinary course of business, (B) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public, (C) did not involve more than a normal degree of risk or other unfavorable factors, and (D) were not otherwise subject to the specific disclosure requirements of SEC Regulation S-K, Item 404;
                    (vi) payments from a financial institution in connection with the deposit of funds or the financial institution acting in an agency capacity, provided such payments were (A) made in the ordinary course of business; (B) made on substantially the same terms as those prevailing at the time for comparable transactions with the general public; and (C) not otherwise subject to the disclosure requirements of SEC Regulation S-K, Item 404; or
                    (vii) loans permitted under Section 13(k) of the Exchange Act.

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     (n) a director who is a Related Party of an individual who is, or at any time during the past three years was, employed by the Company or by any Parent or Subsidiary as an executive officer. Immediate family includes a person’s spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in such person’s home;
     (o) a director who is, or has a Related Party who is, a partner in, or a controlling shareholder or an executive officer of, any organization to which the Company made, or from which the Company received, payments for property or services in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenues for that year, or $200,000, whichever is more, other than the following:
                    (i) payments arising solely from investments in the Company’s securities; or
                    (ii) payments under non-discretionary charitable contribution matching programs.
     (p) a director of the Company who is, or has a Related Party who is, employed as an executive officer of another entity where at any time during the past three (3) years any of the executive officers of the Company serve on the compensation committee of such other entity; or
     (q) a director who is, or has a Related Party who is, a current partner of the Company’s outside auditor, or was a partner or employee of the Company’s outside auditor who worked on the Company’s audit at any time during any of the past three (3) years.
     “INSIDER” means an officer or director of the Company or any other person whose transactions in the Company’s Shares are subject to Section 16 of the Exchange Act.
     “OPTION” means an award of an option to purchase Shares pursuant to Section 5.
     “PARENT” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock possessing more than 50% of the total combined voting power of all classes of stock in one of the other corporations in such chain.
     “PARTICIPANT” means a person who receives an Award under this Plan.
     “PERFORMANCE FACTORS” means the factors selected by the Committee from among the following measures to determine whether the performance goals established by the Committee and applicable to Awards have been satisfied:
     (a) Net revenue and/or net revenue growth;
     (b) Earnings before income taxes and amortization and/or earnings before income taxes and amortization growth;
     (c) Operating income and/or operating income growth;
     (d) Net income and/or net income growth;
     (e) Earnings per share and/or earnings per share growth;
     (f) Total stockholder return and/or total stockholder return growth;
     (g) Return on equity;

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     (h) Operating cash flow return on income;
     (i) Adjusted operating cash flow return on income;
     (j) Economic value added; and
     (k) Individual confidential business objectives.
     “PERFORMANCE PERIOD” means the period of service determined by the Committee, not to exceed five years, during which years of service or performance is to be measured for Awards.
     “PLAN” means this Flextronics International Ltd. 2004 Award Plan for New Employees, as amended from time to time.
     “RELATED PARTY” means a person’s spouse, parents, children and siblings, whether by blood, marriage or adoption, or anyone residing in such person’s home.
     “SEC” means the Securities and Exchange Commission.
     “SECURITIES ACT” means the Securities Act of 1933, as amended.
     “SHARES” means ordinary shares of par value S$0.01 each in the capital of the Company reserved for issuance under this Plan, as adjusted pursuant to Sections 2 and 15, and any successor security.
     “STOCK BONUS” means an award of Shares pursuant to Section 8.
     “SUBSIDIARY” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing more than 50% of the total combined voting power of all classes of stock in one of the other corporations in such chain.
     “TAKE-OVER PRICE” means the greater of (a) the Fair Market Value per Share on the date the particular Option to purchase Shares is surrendered to the Company in connection with a Hostile Take-Over or (b) the highest reported price per Share paid by the tender offeror in effecting such Hostile Take-Over. However, if the surrendered Option is an ISO, the Take-Over Price shall not exceed the clause (a) price per Share.
     “TERMINATION” or “TERMINATED” means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee to the Company or a Parent or Subsidiary of the Company. An employee will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Committee, provided, that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing. In the case of any employee on an approved leave of absence, the Committee may make such provisions respecting suspension of vesting of the Award while on leave from the employ of the Company or a Subsidiary as it may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the Stock Option Agreement. The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the “TERMINATION DATE”).

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     21. OPTION EXCHANGE PROGRAM.
          Notwithstanding any other provision of this Plan to the contrary, upon approval of this provision by the Company’s shareholders, the Board, the Committee or any designee of the Board or the Committee may provide for, and the Company may implement, a one-time Option exchange offer, pursuant to which certain outstanding Options would, at the election of the holder of such Options, be surrendered to the Company for cancellation, whereupon the surrendered Options shall terminate and have no legal effect whatsoever, in exchange for the grant of a lesser number of new Options, which new Options will have reduced Exercise Prices and different vesting and expiration periods from the surrendered Options; provided, however, that such offer shall be commenced within twelve months of the date of such shareholder approval. For the avoidance of doubt, the surrendering and cancellation of the Options shall not at any time, result in the Company acquiring, directly or indirectly, a right or interest in the surrendered Options.

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SOLECTRON CORPORATION
2002 STOCK PLAN
Amended as of July 13, 2009
     1. Purposes of the Plan. The purposes of this 2002 Stock Plan are:
•	to attract and retain the best available personnel for positions of substantial responsibility,

•	to provide additional incentive to Employees, Directors and Consultants, and

•	to promote the success of the Company’s business.
          Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant.
     2. Definitions. As used herein, the following definitions shall apply:
          (a) “Administrator” means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.
          (b) “Applicable Laws” means the requirements relating to the administration of stock option plans under U. S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options are, or will be, granted under the Plan.
          (c) “Board” means the Board of Directors of the Company.
          (d) “Change in Control” means the occurrence of any of the following events:
               (i) Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities; or
               (ii) A change in the composition of the Board occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” will mean directors who either (A) are directors of the Company as of the date hereof, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but will not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company); or
               (iii) The consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets; or
               (iv) The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

          (e) “Code” means the Internal Revenue Code of 1986, as amended.
          (f) “Committee” means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.
          (g) “Common Stock” means the common stock of the Company.
          (h) “Company” means Solectron Corporation, a Delaware corporation.
          (i) “Consultant” means any natural person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.
          (j) “Director” means a member of the Board.
          (k) “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.
          (l) “Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three (3) months following the 91st day of such leave, any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.
          (m) “Exchange Act” means the Securities Exchange Act of 1934, as amended.
          (n) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:
               (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;
               (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;
               (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.
          (o) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.
          (p) “Inside Director” means a Director who is an Employee.
          (q) “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.
          (r) “Notice of Grant” means a written or electronic notice evidencing certain terms and conditions of an individual Option grant. The Notice of Grant is part of the Option Agreement.

          (s) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.
          (t) “Option” means a stock option granted pursuant to the Plan.
          (u) “Option Agreement” means an agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.
          (v) “Optioned Stock” means the Common Stock subject to an Option.
          (w) “Optionee” means the holder of an outstanding Option granted under the Plan.
          (x) “Outside Director” means a Director who is not an Employee.
          (y) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.
          (z) “Plan” means this 2002 Stock Plan, as amended and restated.
          (aa) “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.
          (bb) “Section 16(b)“ means Section 16(b) of the Exchange Act.
          (cc) “Service Provider” means an Employee, Director or Consultant.
          (dd) “Share” means a share of the Common Stock, as adjusted in accordance with Section 14 of the Plan.
          (ee) “Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.
     3. Stock Subject to the Plan. Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares that may be optioned and sold under the Plan is 35,000,000 Shares plus (a) any Shares which have been reserved but not issued under the Company’s 1992 Stock Option Plan (the “1992 Plan”) as of the date of stockholder approval of this Plan and (b) any Shares returned to the 1992 Plan as a result of termination of options or repurchase of Shares issued under the 1992 Plan. The Shares may be authorized, but unissued, or reacquired Common Stock.
          If an Option expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of restricted stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.
     4. Administration of the Plan.
          (a) Procedure.
               (i) Multiple Administrative Bodies. Different Committees with respect to different groups of Service Providers may administer the Plan.

               (ii) Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more “outside directors” within the meaning of Section 162(m) of the Code.
               (iii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.
               (iv) Other Administration. Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.
          (b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:
               (i) to determine the Fair Market Value;
               (ii) to select the Service Providers to whom Options may be granted hereunder;
               (iii) to determine the number of shares of Common Stock to be covered by each Option granted hereunder;
               (iv) to approve forms of agreement for use under the Plan;
               (v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;
               (vi) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;
               (vii) to establish, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws;
               (viii) to modify or amend each Option (subject to Section 15(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;
               (ix) to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;
               (x) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option previously granted by the Administrator;
               (xi) to correct any defect, supply any omission, or reconcile any inconsistency in the Plan, or in any Option Agreement, in a manner and to the extent it shall deem necessary, all of which determinations and interpretations made by the Administrator shall be conclusive and binding on all Optionees, any other holders of Options and on their legal representatives and beneficiaries; and

               (xii) except to the extent prohibited by, or impermissible in order to obtain treatment desired by the Administrator under, applicable law or rule, to allocate or delegate all or any portion of its powers and responsibilities to any one or more of its members or to any person(s) selected by it, subject to revocation or modification by the Administrator of such allocation or delegation.
               (xiii) to make all other determinations deemed necessary or advisable for administering the Plan.
          (c) Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options.
     5. Eligibility. Nonstatutory Stock Options may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.
     6. Limitations.
          (a) Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.
          (b) Neither the Plan nor any Option shall confer upon an Optionee any right with respect to continuing the Optionee’s relationship as a Service Provider with the Company, nor shall they interfere in any way with the Optionee’s right or the Company’s right to terminate such relationship at any time, with or without cause.
          (c) The following limitation shall apply to grants of Options:
               (i) No Service Provider shall be granted, in any fiscal year of the Company, Options to purchase more than 750,000 Shares.
               (ii) The foregoing limitation shall be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 13.
     7. Term of Plan. Subject to Section 20 of the Plan, the Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 15 of the Plan.
     8. Term of Option. The term of each Option shall be stated in the Option Agreement. In the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Option Agreement. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.
     9. Option Exercise Price and Consideration.
          (a) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:
               (i) In the case of an Incentive Stock Option
                    (A) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.
                    (B) granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.
               (ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator. In the case of a Nonstatutory Stock Option intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.
               (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.
          (b) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions that must be satisfied before the Option may be exercised.
          (c) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist of (without limitation):
               (i) cash;
               (ii) check;
               (iii) other Shares, provided Shares acquired directly or indirectly from the Company, (A) have been owned by the Optionee for more than six (6) months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;
               (iv) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;
               (v) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee’s participation in any Company-sponsored deferred compensation program or arrangement;
               (vi) any combination of the foregoing methods of payment; or
               (vii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.
     10. Exercise of Option.
          (a) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be suspended during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

                    An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse or in the name of a family trust of which the Optionee is a trustee. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised; provided that if the Company shall be advised by counsel that certain requirements under the Federal, state or foreign securities laws must be met before Shares may be issued under this Plan, the Company shall notify all persons who have been issued Options, and the Company shall have no liability for failure to issue Shares under any exercise of Options because of delay while such requirements are being met or the inability of the Company to comply with such requirements. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13 of the Plan.
                    Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.
          (b) Termination of Relationship as a Service Provider. If an Optionee ceases to be a Service Provider, other than upon the Optionee’s death or Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for sixty (60) days following the Optionee’s termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.
          (c) Disability of Optionee. If an Optionee ceases to be a Service Provider as a result of the Optionee’s Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for six (6) months following the Optionee’s termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.
          (d) Death of Optionee. If an Optionee dies while a Service Provider, the Option may be exercised following the Optionee’s death within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of death (but in no event may the Option be exercised later than the expiration of the term of such Option as set forth in the Option Agreement), by the Optionee’s designated beneficiary, provided such beneficiary has been designated prior to the Optionee’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Optionee, then such Option may be exercised by the personal representative of the Optionee’s estate or by the person(s) to whom the Option is transferred pursuant to the Optionee’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for nine (9) months following the Optionee’s death. If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.
     11. Transferability of Options. Unless determined otherwise by the Administrator, an Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the

Administrator makes an Option transferable, such Option shall contain such additional terms and conditions as the Administrator deems appropriate.
     12. Formula Option Grants to Outside Directors. Outside Directors shall be automatically granted Options each year in accordance with the following provisions:
          (a) All Options granted pursuant to this Section shall be Nonstatutory Stock Options and, except as otherwise provided herein, shall be subject to the other terms and conditions of the Plan.
          (b) Each person who first becomes an Outside Director on or after January 7, 2004, whether through election by the stockholders of the Company or appointment by the Board to fill a vacancy, shall be automatically granted an Option to purchase 20,000 Shares (the “First Option”) on the date he or she first becomes an Outside Director.
          (c) Each Outside Director shall be automatically granted an Option to purchase 20,000 Shares (a “Full Subsequent Option”) on December 1 of each year (beginning in 2004), provided such Outside Director was an Outside Director on or before the last day of the first quarter of the fiscal year of the Company just ended.
          (d) On December 1 of each year, each Outside Director who was not an Outside Director on or before the last day of the first quarter of the fiscal year of the Company just ended shall be automatically granted a pro-rated Full Subsequent Option (a “Partial Subsequent Option”) calculated according to the number of quarters of service provided by such Outside Director in the just ended fiscal year of the Company. For purposes of this calculation, service for only a portion of the quarter shall be deemed service for the whole quarter.
          (e) Notwithstanding the provisions of subsections (b), (c) and (d) hereof, any exercise of an Option granted before the Company has obtained stockholder approval of the Plan in accordance with Section 19 hereof shall be conditioned upon obtaining such stockholder approval of the Plan in accordance with Section 19 hereof.
          (f) The terms of each Option granted pursuant to subsections (b), (c) and (d) shall be as follows:
               (i) the term of each Option shall be seven (7) years.
               (ii) each Option shall only be exercisable while the Outside Director remains a Director; provided, however, that if the Outside Director (i) provides five (5) years of continuous service as a Director or (ii) voluntarily resigns as a Director after attaining the age of seventy (70), then each Option shall remain exercisable until the end of its seven-year term.
               (iii) the exercise price per Share shall be 100% of the Fair Market Value per Share on the date of grant of an Option.
               (iv) each Option shall vest as to 1/12 of the Shares subject to such Option on each full month following its date of grant provided that the Optionee continues to serve as a Director on such date.
          (g) The Administrator in its discretion may change and otherwise revise the terms of Options granted under this Section 12, including, without limitation, the number of Shares and exercise prices thereof, for Options granted on or after the date the Administrator determines to make any such change or revision.
     13. Adjustments Upon Changes in Capitalization, Dissolution, Merger or Change in Control.
          (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock that have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, the number of Shares as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.
          (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option will terminate immediately prior to the consummation of such proposed action.
          (c) Merger or Change in Control. In the event of a merger of the Company with or into another corporation, or a Change in Control, each outstanding Option shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. With respect to Options granted to an Outside Director pursuant to Section 13 that are assumed or substituted for, if following such assumption or substitution the Optionee’s status as a Director or a director of the successor corporation, as applicable, is terminated other than upon a voluntary resignation by the Optionee, then the Optionee shall fully vest in and have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable and such Option shall remain exercisable for a period of three (3) months following such termination.
               In the event that the successor corporation refuses to assume or substitute for the Option, the Optionee shall fully vest in and have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or Change in Control, the Administrator shall notify the Optionee in writing or electronically that the Option shall be fully vested and exercisable for a period of thirty (30) days, or such longer time as the Administrator may provide, from the date of such notice, and the Option shall terminate upon the expiration of such period.
               For the purposes of this subsection (c), the Option shall be considered assumed if, following the merger or Change in Control, the option or right confers the right to purchase or receive, for each Share subject to the Option immediately prior to the merger or Change in Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or Change in Control.
     14. Date of Grant. The date of grant of an Option shall be, for all purposes, the date on which the Administrator makes the determination granting such Option, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.
     15. Amendment and Termination of the Plan.
          (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

          (b) Stockholder Approval. The Company shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws and Section 15(c) below.
          (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan or any Option shall (i) impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company or (ii) permit the reduction of the exercise price of an Option after it has been granted (except for adjustments made pursuant to Section 13). Neither may the Administrator, without the approval of the Company’s stockholders, cancel any outstanding Option and replace it with a new Option with a lower exercise price, where the economic effect would be the same as reducing the exercise price of the cancelled Option. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.
     16. Conditions Upon Issuance of Shares.
          (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.
          (b) Investment Representations. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.
     17. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.
     18. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.
     19. Stockholder Approval. The Plan shall be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted. Such stockholder approval shall be obtained in the manner and to the degree required under Applicable Laws.
     21. Option Exchange Program.
     Notwithstanding any other provision of this Plan to the contrary, upon approval of this provision by the shareholders of Flextronics International Ltd. (“Flextronics”), the Board of Directors of Flextronics, the Compensation Committee of its board or any designee of its board or the committee may provide for, and Flextronics may implement, a one-time Option exchange offer, pursuant to which certain outstanding Options would, at the election of the holder of such Options be surrendered to Flextronics for cancellation, whereupon the surrendered Options shall terminate and have no legal effect whatsoever, in exchange for the grant of a lesser number of new Options, which new Options will have reduced exercise prices and different vesting and expiration periods from the surrendered Options; provided, however, that such offer shall be commenced within twelve months of the date of such shareholder approval. For the avoidance of doubt, the surrendering and cancellation of the Options shall not at any time, result in Flextronics acquiring, directly or indirectly, a right or interest in the surrendered Options.

FLEXTRONICS INTERNATIONAL LTD.
1993 SHARE OPTION PLAN
ARTICLE ONE
GENERAL
I. PURPOSE OF THE PLAN
     A. This 1993 Share Option Plan (the “Plan”) is intended to promote the interests of Flextronics International Ltd., a Singapore corporation (the “Corporation”), by providing (i) key employees (including officers) of the Corporation (or its parent or subsidiary corporations) who are responsible for the management, growth and financial success of the Corporation (or its parent or subsidiary corporations), (ii) certain non-employee members of the Corporation’s Board of Directors (the “Board”) and (iii) certain consultants and other independent contractors who provide valuable services to the Corporation (or its parent or subsidiary corporations) with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation (or its parent or subsidiary corporations).
     B. The Plan shall become effective on December 1, 1993 upon adoption by the Board, and such date shall accordingly constitute the Effective Date of the Plan.
II. DEFINITIONS
     A. For purposes of the Plan, the following definitions shall be in effect:
          BOARD: the Corporation’s Board of Directors.
          CHANGE IN CONTROL: a change in ownership or control of the Corporation effected through either of the following transactions:
(a)	the direct or indirect acquisition by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation’s outstanding securities pursuant to a tender or exchange offer made directly to the Corporation’s stockholders which the Board does not recommend such stockholders to accept; or

(b)	a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more proxy contests for the election of Board members, to be comprised of individuals who either (i) have been Board members continuously since the beginning of such period or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.
          CODE: the U.S. Internal Revenue Code of 1986, as amended.
          CORPORATE TRANSACTION: any of the following stockholder-approved transactions to which the Corporation is a party:
(a)	a merger or consolidation in which the Corporation is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Corporation is incorporated,
(b)	the sale, transfer or other disposition of all or substantially all of the assets of the Corporation in complete liquidation or dissolution of the Corporation, or

(c)	any reverse merger in which the Corporation is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation’s outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such merger.
          EMPLOYEE: an individual who performs services while in the employ of the Corporation or one or more parent or subsidiary corporations, subject to the control and direction of the employer entity not only as to the work to be performed but also as to the manner and method of performance.
          EXERCISE DATE: the date on which the Corporation shall have received written notice of the option exercise.
          FAIR MARKET VALUE: the Fair Market Value per Ordinary Share determined in accordance with the following provisions:
(a)	If the Ordinary Shares are not at the time listed or admitted to trading on any U.S. national stock exchange but are traded on the Nasdaq National Market, the Fair Market Value shall be the closing selling price per Ordinary Share on the date in question, as such price is reported by the National Association of Securities Dealers through the Nasdaq National Market or any successor system. If there is no reported closing selling price for the Ordinary Shares on the date in question, then the closing selling price per Ordinary Share on the last preceding date for which such quotation exists shall be determinative of Fair Market Value.

(b)	If the Ordinary Shares are at the time listed or admitted to trading on any U.S. national stock exchange, then the Fair Market Value shall be the closing selling price per Ordinary Share on the date in question on the U.S. exchange determined by the Plan Administrator to be the primary market for the Ordinary Shares, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of the Ordinary Shares on such exchange on the date in question, then the Fair Market Value shall be the closing selling price per Ordinary Share on the exchange on the last preceding date for which such quotation exists.

(c)	If the Ordinary Shares are on the date in question neither listed nor admitted to trading on any U.S. national stock exchange nor traded on the Nasdaq National Market, then the Fair Market Value per Ordinary Share on such date shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate.
          HOSTILE TAKE-OVER: a change in ownership of the Corporation effected through the following transaction:
(a)	the direct or indirect acquisition by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation’s outstanding securities pursuant to a tender or exchange offer made directly to the Corporation’s stockholders which the Board does not recommend such stockholders to accept, and

(b)	the acceptance of more than fifty percent (50%) of the securities so acquired in such tender or exchange offer from holders other than Section 16 Insiders.
          INCENTIVE OPTION: a stock option which satisfies the requirements of Code Section 422.

          INITIAL AUTOMATIC GRANT DATE: January 24, 1994.
          1934 ACT: the U.S. Securities and Exchange Act of 1934, as amended from time to time.
          NON-STATUTORY OPTION: a stock option not intended to meet the requirements of Code Section 422.
          OPTIONEE: any person to whom an option is granted under the Discretionary Option Grant or Automatic Option Grant Program in effect under the Plan.
          ORDINARY SHARES: ordinary shares of the Corporation with a par value of S$0.01 per share.
          PARENT: any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing more than fifty percent (50%) of the total combined voting power of all classes of stock in one of the other corporations in such chain.
          PERMANENT DISABILITY OR PERMANENTLY DISABLED: the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.
          PLAN ADMINISTRATOR: the particular entity, whether the Primary Committee, the Board or the Secondary Committee, which is authorized to administer the Discretionary Option Grant Program with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under that program with respect to the persons under its jurisdiction.
          PRIMARY COMMITTEE: the committee of two (2) or more non-employee Board members appointed by the Board to administer the Discretionary Option Grant Program with respect to Section 16 Insiders.
          SECONDARY COMMITTEE: the committee of one (1) or more Board members appointed by the Board to administer the Discretionary Option Grant Program with respect to eligible persons other than Section 16 Insiders.
          SERVICE: the performance of services on a periodic basis to the Corporation (or any parent or subsidiary corporation) in the capacity of an Employee, a non-employee member of the Board or an independent consultant or advisor, except to the extent otherwise specifically provided in the applicable stock option agreement.
          SECTION 12(g) REGISTRATION DATE: the date on which the initial registration of the Ordinary Shares under Section 12(g) of the 1934 Act becomes effective.
          SECTION 16 INSIDER: an officer or director of the Corporation subject to the short-swing profit restrictions of Section 16 of the 1934 Act.
          SUBSIDIARY: any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing more than fifty percent (50%) of the total combined voting power of all classes of stock in one of the other corporations in such chain.
          TAKE-OVER PRICE: the greater of (a) the Fair Market Value per Ordinary Share on the date the particular option to purchase Ordinary Shares is surrendered to the Corporation in connection with a Hostile Take-Over or (b) the highest reported price per Ordinary Share paid by the tender offeror in effecting such Hostile Take-Over. However, if the surrendered option is an Incentive Option, the Take-Over Price shall not exceed the clause (a) price per share.
          UNDERWRITING EXECUTION DATE: the date on which the Underwriting Agreement for the initial public offering of the Ordinary Shares in the U.S. is executed and priced.
     B. The following provisions shall be applicable in determining the parent and subsidiary corporations of the Corporation:

          Any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation shall be considered to be a PARENT of the Corporation, provided each such corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
          Each corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation shall be considered to be a SUBSIDIARY of the Corporation, provided each such corporation in the unbroken chain (other than the last corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
III. STRUCTURE OF THE PLAN
     A. Stock Programs. The Plan shall be divided into two (2) components: the Discretionary Option Grant Program specified in Article Two and the Automatic Option Grant Program specified in Article Three. Under the Discretionary Option Grant Program, eligible individuals may, at the discretion of the Plan Administrator, be granted options to purchase Ordinary Shares in accordance with the provisions of Article Two. Under the Automatic Option Grant Program, non-employee members of the Board will receive special option grants at periodic intervals to purchase Ordinary Shares in accordance with the provisions of Article Three.
     B. General Provisions. Unless the context clearly indicates otherwise, the provisions of Articles One and Four shall apply to the Discretionary Option Grant and the Automatic Option Grant Programs and shall accordingly govern the interests of all individuals under the Plan.
IV. ADMINISTRATION OF THE PLAN
     A. The Primary Committee shall have sole and exclusive authority to administer the Discretionary Option Grant Program with respect to Section 16 Insiders. No non-employee Board member shall be eligible to serve on the Primary Committee if such individual has, during the twelve (12)-month period immediately preceding the date of his or her appointment to the Committee or (if shorter) the period commencing with the Section 12(g) Registration Date and ending with the date of his or her appointment to the Primary Committee, received an option grant under the Plan or any other stock option, stock appreciation, stock bonus or other stock plan of the Corporation (or any parent or subsidiary corporation), other than pursuant to the Automatic Option Grant Program.
     B. Administration of the Discretionary Option Grant Program with respect to all other persons eligible to participate in that program may, at the Board’s discretion, be vested in the Primary Committee or a Secondary Committee, or the Board may retain the power to administer that program with respect to all such persons. The members of the Secondary Committee may be Board members who are Employees eligible to receive discretionary option grants under the Plan or any other stock option, stock appreciation, stock bonus or other stock plan of the Corporation (or any Parent or Subsidiary).
     C. Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of any Secondary Committee and reassume all powers and authority previously delegated to such committee.
     D. Each Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Discretionary Option Grant Program and to make such determinations under, and issue such interpretations of the provisions of such program and any outstanding options or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Discretionary Option Grant Program under its jurisdiction or any option grant thereunder.
     E. Service on the Primary Committee or the Secondary Committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Primary Committee or the Secondary Committee shall be liable for any act or omission made in good faith with respect to the Plan or any option grants under the Plan.
     F. Administration of the Automatic Option Grant Program shall be self-executing in accordance with the terms and conditions of that program, and no Plan Administrator shall exercise any discretionary functions with respect to any option grants made under that program.
V. OPTION GRANTS
     A. The persons eligible to participate in the Discretionary Option Grant Program under Article Two shall be limited to the following:
1.	officers and other key employees of the Corporation (or its parent or subsidiary corporations) who render services which contribute to the management, growth and financial success of the Corporation (or its parent or subsidiary corporations); and

2.	those consultants or other independent contractors who provide valuable services to the Corporation (or its parent or subsidiary corporations) but who are not residents of Singapore.
     B. Non-employee Board members shall not be eligible to participate in the Discretionary Option Grant Program. Such individuals shall, however, be eligible to receive automatic option grants pursuant to the provisions of Article Three, provided such individuals are not residents of Singapore.
     C. The Plan Administrator shall have full authority to determine which eligible individuals are to receive option grants under the Discretionary Option Grant Program, the number of Ordinary Shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times at which each granted option is to become exercisable and the maximum term for which the option may remain outstanding.
     D. Options may be granted to eligible individuals or upon the request of any such individual to a trust or other entity for the benefit of such individual at the discretion of the Plan Administrator.
VI. STOCK SUBJECT TO THE PLAN
     A. The maximum number of Ordinary Shares which may be issued over the term of the Plan shall not exceed 50,800,000* Ordinary Shares, subject to adjustment from time to time in accordance with the provisions of this Section VI. The Ordinary Shares reserved for issuance under the Plan shall be drawn from the Corporation’s authorized but unissued Ordinary Shares.
     B. In no event may the aggregate number of Ordinary Shares for which any one individual participating in the Plan may be granted stock options exceed 4,000,000* Ordinary Shares annually.
     C. Should one or more outstanding options under this Plan expire or terminate for any reason prior to exercise in full (including any option cancelled in accordance with the cancellation-regrant provisions of Section IV of Article Two of the Plan), then the Ordinary Shares subject to the portion of each option not so exercised shall be available for subsequent issuance under the Plan. Ordinary Shares subject to any option or portion thereof surrendered in accordance with Section V of Article Two or Section III of Article Three and all Ordinary Shares issued under the Plan shall reduce on a share-for-share basis the number of Ordinary Shares available for subsequent issuance the Plan.
     D. Should any change be made to the Ordinary Shares issuable under the Plan by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Ordinary Shares as a class without the Corporation’s receipt of consideration, then appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the maximum number and/or class of securities for which any one individual participating in the Plan may be granted stock options over the term of the Plan, (iii) the number and/or class of securities and price per share in effect under each option outstanding under the Discretionary Option Grant or Automatic Option Grant Program, and (iv) the class of securities for which automatic option grants are to be subsequently made to newly elected or continuing non-employee Board members under Automatic Option Grant Program. Such adjustments to the outstanding options are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Plan Administrator shall be final, binding and conclusive. In no event shall such adjustments be made to the number of securities for which automatic option grants are to be subsequently made to newly elected or continuing non-employee Board members under the Automatic Option Grant Program.
     E. The repricing, replacement or regranting of any previously granted share option, through cancellation or by lowering the exercise price of such share option, shall be prohibited unless the shareholders of the Company first approve such repricing, replacement or regranting.
ARTICLE TWO
DISCRETIONARY OPTION GRANT PROGRAM
I. TERMS AND CONDITIONS OF OPTIONS
     Options granted pursuant to the Discretionary Option Grant Program shall be authorized by action of the Plan Administrator and may, at the Plan Administrator’s discretion, be either Incentive Options or Non-Statutory Options. Individuals who are not Employees of the Corporation or its parent or subsidiary corporations may only be granted Non-Statutory Options. Each granted option shall be evidenced by one or more instruments in the form approved by the Plan Administrator; provided, however, that each such instrument shall comply with the terms and conditions specified below. Each instrument evidencing an Incentive Option shall, in addition, be subject to the applicable provisions of Section II of this Article Two.
     A. Exercise Price.
1.	The exercise price per Ordinary Share shall be fixed by the Plan Administrator in accordance with the following provisions:
(a)	The exercise price per Ordinary Share subject to an Incentive Option shall in no event be less than one hundred percent (100%) of the Fair Market Value per Ordinary Share on the grant date.

(b)	The exercise price per Ordinary Share subject to a Non-Statutory Option shall in no event be less than eighty-five percent (85%) of the Fair Market Value per Ordinary Share on the grant date.

(c)	In no event may the exercise price per Ordinary Share subject to any Incentive or Non-Statutory Option be less than the par value of such Ordinary Share.
2.	The exercise price shall become immediately due upon exercise of the option and, subject to the provisions of Section I of Article Four and the instrument evidencing the grant, shall be payable in one of the following alternative forms specified below:
(a)	full payment in cash or check made payable to the Corporation’s order;

(b)	full payment through a broker-dealer sale and remittance procedure pursuant to which the Optionee shall provide concurrent irrevocable written instructions (i) to a Corporation-designated brokerage firm to effect the immediate sale of the purchased Ordinary Shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased Ordinary Shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation in connection with such purchase and (ii) to the Corporation to deliver the certificates for the purchased Ordinary Shares directly to such brokerage firm in order to complete the sale transaction; or
(c)	conversion of a convertible note issued by the Corporation or a Subsidiary, the terms of which provide that it is convertible into Ordinary Shares issuable pursuant to the 1993 Plan (with the principal amount and any accrued interest being converted and credited dollar for dollar to the payment of the exercise price).
     B. Term and Exercise of Options. Each option granted under this Discretionary Option Grant Program shall be exercisable at such time or times and during such period as is determined by the Plan Administrator and set forth in the instrument evidencing the grant. No such option, however, shall have a maximum term in excess of five (5) years measured from the grant date. The option, together with any stock appreciation rights pertaining to such option, shall be exercisable only by the Optionee and shall not be assignable by the Optionee, except for a transfer of the option effected by will or the laws of descent or distribution following the Optionee’s death. Notwithstanding the foregoing, (i) Optionees may transfer or assign their options (other than Incentive Options) to family members (as defined below) through a gift or a domestic relations order (and not in a transfer for value), and (ii) if the terms of the applicable instrument evidencing the grant of an option so provide, Optionees who reside outside of the United States and Singapore may assign their options to a financial institution outside of the United States and Singapore that has been approved by the Plan Administrator, in accordance with the terms of the applicable instrument. The Optionee shall be solely responsible for effecting any such assignment, and for ensuring that such assignment is valid, legal and binding under all applicable laws. The Plan Administrator shall have the discretion to adopt such rules as it deems necessary to ensure that any assignment is in compliance with all applicable laws.
     C. Termination of Service.
1.	The following provisions shall govern the exercise period applicable to any outstanding options held by the Optionee at the time of cessation of Service or death.
(a)	Should an Optionee cease Service for any reason (including death or Permanent Disability) while holding one or more outstanding options under this Article Two, then none of those options shall (except to the extent otherwise provided pursuant to subparagraph 3 below) remain exercisable for more than a twenty-four (24)-month period (or such shorter period determined by the Plan Administrator and set forth in the instrument evidencing the grant) measured from the date of such cessation of Service.

(b)	Any option held by the Optionee under this Article Two and exercisable in whole or in part on the date of his or her death may be subsequently exercised by the personal representative of the Optionee’s estate or by the person or persons to whom the option is transferred pursuant to the Optionee’s will or in accordance with the laws of descent and distribution. However, the right to exercise such option shall lapse upon the earlier of (i) the second anniversary of the date of the Optionee’s death (or such shorter period determined by the Plan Administrator and set forth in the instrument evidencing the grant) or (ii) the specified expiration date of the option term. Accordingly, upon the occurrence of the earlier event, the option shall terminate and cease to remain outstanding.

(c)	Under no circumstances shall any such option be exercisable after the specified expiration date of the option term.

(d)	During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of Ordinary Shares (if any) for which that option is exercisable at the time of the Optionee’s cessation of Service. Upon the expiration of the limited post-Service exercise period or (if earlier) upon the specified expiration date of the option term, each such option shall terminate and cease to be outstanding with respect to any vested Ordinary Shares for which the option has not otherwise been exercised. However, each outstanding option shall immediately terminate and cease to be outstanding, at the time of the Optionee’s cessation of Service, with respect to any Ordinary Shares for which the option is not otherwise at that time exercisable or in which Optionee is not otherwise vested.
(e)	Should (i) the Optionee’s Service be terminated for misconduct (including, but not limited to, any act of dishonesty, willful misconduct, fraud or embezzlement) or (ii) the Optionee make any unauthorized use or disclosure of confidential information or trade secrets of the Corporation or its parent or subsidiary corporations, then in any such event all outstanding options held by the Optionee under this Article Two shall terminate immediately and cease to remain outstanding.
2.	The Plan Administrator shall have complete discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to permit one or more options held by the Optionee under this Article Two to be exercised, during the limited post-Service exercise period applicable under this paragraph C., not only with respect to the number of vested Ordinary Shares for which each such option is exercisable at the time of the Optionee’s cessation of Service but also with respect to one or more subsequent installments of vested Ordinary Shares for which the option would otherwise have become exercisable had such cessation of Service not occurred.

3.	The Plan Administrator shall also have full power and authority, exercisable either at the time the option is granted or at any time while the option remains outstanding, to extend the period of time for which the option is to remain exercisable following the Optionee’s cessation of Service or death from the limited period in effect under subparagraph 1. above to such greater period of time as the Plan Administrator shall deem appropriate. In no event, however, shall such option be exercisable after the specified expiration date of the option term.
     D. Stockholder Rights. An optionee shall have no stockholder rights with respect to the Ordinary Shares subject to the option until such individual shall have exercised the option and paid the exercise price for the purchased Ordinary Shares.
II. INCENTIVE OPTIONS
     The terms and conditions specified below shall be applicable to all Incentive Options granted under this Article Two. Incentive Options may only be granted to individuals who are Employees of the Corporation. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall not be subject to such terms and conditions. Except as so modified by this Section II, the provisions of Articles One, Two and Four of the Plan shall apply to all Incentive Options granted hereunder.
     A. Dollar Limitation. The aggregate Fair Market Value (determined as of the respective date or dates of grant) of the Ordinary Shares for which one or more options granted to any Employee under this Plan (or any other option plan of the Corporation or its parent or subsidiary corporations) may for the first time become exercisable as incentive stock options under the Code during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as incentive stock options under the Code shall be applied on the basis of the order in which such options are granted. Should the number of Ordinary Shares for which any Incentive Option first becomes exercisable in any calendar year exceed the applicable One Hundred Thousand Dollar ($100,000) limitation, then that option may nevertheless be exercised in such calendar year for the excess number of shares as a non-statutory option under the Code.
     B. 10% Stockholder. If any individual to whom an Incentive Option is granted is the owner of stock (as determined under Section 424(d) of the Code) possessing ten percent (10%) or more of the total combined voting power of all classes of stock of the Corporation or any one of its parent or subsidiary corporations, then the exercise price per Ordinary Share shall not be less than the greater of (i) one hundred and ten percent (110%) of the Fair Market Value per Ordinary Share on the grant date or (ii) the par value of such Ordinary Share.
III. CORPORATE TRANSACTION/CHANGE IN CONTROL
     A. In the event of any Corporate Transaction, each option which is at the time outstanding under this Article Two shall automatically accelerate so that each such option shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable with respect to the total number of Ordinary Shares at the time subject to such option and may be exercised for all or any portion of such Ordinary Shares. However, an outstanding option under this Article Two shall not so accelerate if and to the extent: (i) such option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation or parent thereof or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation or parent thereof, (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the option spread existing at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such option or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant. The determination of option comparability under clause (i) above shall be made by the Plan Administrator, and its determination shall be final, binding and conclusive.
     B. Immediately following the consummation of the Corporate Transaction, all outstanding options under this Article Two shall terminate and cease to remain outstanding, except to the extent assumed by the successor corporation or its parent company.
     C. Each outstanding option under this Article Two which is assumed in connection with the Corporate Transaction or is otherwise to continue in effect shall be appropriately adjusted, immediately after such Corporate Transaction, to apply and pertain to the number and class of securities which would have been issued to the option holder, in consummation of such Corporate Transaction, had such person exercised the option immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the exercise price payable per share, provided the aggregate exercise price payable for such securities shall remain the same. In addition, the class and number of securities available for issuance under the Plan following the consummation of the Corporate Transaction shall be appropriately adjusted.
     D. The Plan Administrator shall have the discretion, exercisable either in advance of any actually-anticipated Corporate Transaction or at the time of an actual Corporate Transaction, to provide (upon such terms as it may deem appropriate) for the automatic acceleration of one or more outstanding options granted under the Plan which are assumed or replaced in the Corporate Transaction and do not otherwise accelerate at that time, in the event the Optionee’s Service should subsequently terminate within a designated period following such Corporate Transaction.
     E. The Plan Administrator shall have the discretionary authority, exercisable either in advance of any actually-anticipated Change in Control or at the time of an actual Change in Control, to provide for the automatic acceleration of one or more outstanding options under this Article Two upon the occurrence of the Change in Control. The Plan Administrator shall also have full power and authority to condition any such option acceleration upon the subsequent termination of the Optionee’s Service within a specified period following the Change in Control.
     F. Any options accelerated in connection with the Change in Control shall remain fully exercisable until the expiration or sooner termination of the option term.
     G. The grant of options under this Article Two shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.
     H. The portion of any Incentive Option accelerated under this Section III in connection with a Corporate Transaction or Change in Control shall remain exercisable as an incentive stock option under the Code only to the extent the dollar limitation of Section II of this Article Two is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a non-statutory option under the Code.
IV. CANCELLATION AND REGRANT OF OPTIONS
     The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected Optionees, the cancellation of any or all outstanding options under this Article Two and to grant in substitution new options under the Plan covering the same or different numbers of Ordinary Shares but with an exercise price per Ordinary Share not less than (i) eighty-five percent (85%) of the Fair Market Value per Ordinary Share on the new grant date or (ii) one hundred percent (100%) of such Fair Market Value in the case of an Incentive Option, but in no event shall the exercise price per Ordinary Share be less than the par value of such Ordinary Share.
V. STOCK APPRECIATION RIGHTS
     A. Provided and only if the Plan Administrator determines in its discretion to implement the stock appreciation right provisions of this Section V, one or more Optionees may be granted the right, exercisable upon such terms and conditions as the Plan Administrator may establish, to surrender all or part of an unexercised option under this Article Two in exchange for a distribution from the Corporation in an amount equal to the excess of (i) the Fair Market Value (on the option surrender date) of the number of vested Ordinary Shares for which the surrendered option (or surrendered portion thereof) is at the time exercisable over (ii) the aggregate exercise price payable for such vested Ordinary Shares.
     B. No surrender of an option shall be effective hereunder unless it is approved by the Plan Administrator. If the surrender is so approved, then the distribution to which the Optionee shall accordingly become entitled under this Section V may be made in Ordinary Shares valued at Fair Market Value on the option surrender date, in cash, or partly in Ordinary Shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.
     C. If the surrender of an option is rejected by the Plan Administrator, then the Optionee shall retain whatever rights the Optionee had under the surrendered option (or surrendered portion thereof) on the option surrender date and may exercise such rights at any time prior to the later of (i) five (5) business days after the receipt of the rejection notice or (ii) the last day on which the option is otherwise exercisable in accordance with the terms of the instrument evidencing such option, but in no event may such rights be exercised more than five (5) years after the date of the option grant.
     D. One or more Section 16 Insiders may, in the Plan Administrator’s sole discretion, be granted limited stock appreciation rights in tandem with their outstanding options under this Article Two. Upon the occurrence of a Hostile Take-Over, the Section 16 Insider shall have a thirty (30)-day period in which he or she may surrender any outstanding options with such a limited stock appreciation right in effect for at least six (6) months to the Corporation, to the extent such option is at the time exercisable for vested Ordinary Shares. The Section 16 Insiders shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the vested Ordinary Shares for which each surrendered option (or surrendered portion thereof) is at the time exercisable over (ii) the aggregate exercise price payable for such Ordinary Shares. The cash distribution payable upon such option surrender shall be made within five (5) days following the date the option is surrendered to the Corporation. Neither the approval of the Plan Administrator nor the consent of the Board shall be required in connection with such option surrender and cash distribution. Any unsurrendered portion of the option shall continue to remain outstanding and become exercisable in accordance with the terms of the instrument evidencing such grant.
     E. The Ordinary Shares subject to any option surrendered for an appreciation distribution pursuant to this Section V shall not be available for subsequent issuance under the Plan.
ARTICLE THREE
AUTOMATIC OPTION GRANT PROGRAM
I. ELIGIBILITY
     A. Eligible Directors. The individuals eligible to receive automatic option grants pursuant to the provisions of this Article Three shall be limited to (i) those individuals who are serving as non-employee Board members on the Initial Automatic Grant Date, (ii) those individuals who are first elected or appointed as non-employee Board members after the Initial Automatic Grant Date, whether through appointment by the Board or election by the Corporation’s stockholders, and (iii) those individuals who continue to serve as non-employee Board members at one or more Annual Stockholders Meetings held after the Underwriting Execution Date. In no event, however, may any non-employee Board member who is a Singapore resident participate in this Automatic Option Grant Program. Any non-employee Board member eligible to participate in the Automatic Option Grant Program pursuant to the foregoing criteria shall be designated an Eligible Director for purposes of the Plan.

     B. Limitation. Except for the option grants to be made pursuant to the provisions of this Automatic Option Grant Program, a non-employee Board member shall not be entitled to receive any additional option grants or stock issuances under this Plan or any other stock plan of the Corporation (or its parent or subsidiaries) during his or her period of Board service.
II. TERMS AND CONDITIONS OF AUTOMATIC OPTION GRANTS
     A. Grant Dates. Option grants shall be made under this Article Three on the dates specified below:
1.	Initial Grant.
          Each individual serving as an Eligible Director on the Initial Automatic Grant Date shall automatically be granted on such date a Non-Statutory Option to purchase 30,000 Ordinary Shares upon the terms and conditions of this Article Three.
          Each individual who first becomes an Eligible Director after the Initial Automatic Grant Date, whether through election by the stockholders or appointment by the Board, shall automatically be granted, at the time of such initial election or appointment, a Non-Statutory Option to purchase 30,000* Ordinary Shares upon the terms and conditions of this Article Three.
2.	Annual Grant. On the date of each Annual Stockholders Meeting held after the Underwriting Execution Date, each individual who is at that time serving as an Eligible Director, whether or not such individual is standing for reelection as a Board member at that Annual Meeting, shall automatically be granted a Non-Statutory Option to purchase an additional 6,000* Ordinary Shares upon the terms and conditions of this Article Three, provided such individual has served as a Board member for at least six (6) months.
     B. There shall be no limit on the number of such 6,000* Ordinary Share option grants any one Eligible Director may receive over his or her period of Board service. The number of Ordinary Shares for which the automatic option grants are to be made to each newly elected or continuing Eligible Director shall be subject to periodic adjustment pursuant to the applicable provisions of Section VI.C. of Article One.
     C. Exercise Price. The exercise price per Ordinary Share subject to each automatic option grant made under this Article Three shall be determined as follows:
1.	For each automatic option grant made on the Initial Automatic Grant Date, the exercise price per Ordinary Share shall be equal to the Fair Market Value per Ordinary Share on such date as shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator deems relevant.

2.	For all other automatic option grants, the exercise price per Ordinary Share shall be equal to one hundred percent (100%) of the Fair Market Value per Ordinary Share on the automatic grant date, but in no event less than the par value of such Ordinary Share.
     D. Payment. The exercise price shall be payable in one of the alternative forms specified below:
1.	full payment in cash or check made payable to the Corporation’s order; or

2.	to the extent the option is exercised for vested Ordinary Shares, full payment through a sale and remittance procedure pursuant to which the non-employee Board member shall provide concurrent irrevocable written instructions (i) to a Corporation-designated brokerage firm to effect the immediate sale of the purchased Ordinary Shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased Ordinary Shares and (ii) to the Corporation to deliver the certificates for the purchased Ordinary Shares directly to such brokerage firm in order to complete the sale transaction.
     E. Option Term. Each automatic grant under this Article Three shall have a maximum term of ten (10) years measured from the automatic grant date, except that any grant to a person who is not an employee of the Company or a related entity will have a maximum term of five (5) years.
     F. Exercisability. Each automatic grant shall become exercisable for the Ordinary Shares subject to that grant in a series of successive equal monthly installments upon the Optionee’s completion of each month of Board service over the twenty-four (24) month period measured from the automatic grant date. The exercisability of each such grant shall be subject to acceleration as provided in Section II.G and Section III of this Article Three. In no event, however, shall any automatic option grant become exercisable for any additional Ordinary Shares after the Optionee’s cessation of Board service.
     G. Transferability. During the lifetime of the Optionee, each automatic option grant, together with the limited stock appreciation right pertaining to such option, shall be exercisable only by the Optionee and shall not be assignable or transferable by the Optionee, except for a transfer of the option effected by will or the laws of descent or distribution following the Optionee’s death. Notwithstanding the foregoing, (i) Optionees may transfer or assign their options (other than Incentive Options) to family members (as defined below) through a gift or domestic relations order (and not in a transfer for value), and (ii) if the terms of the applicable Award Agreement so provide, Optionees who reside outside of the United States and Singapore may assign their options to a financial institution outside of the United States and Singapore that has been approved by the Committee, in accordance with the terms of the applicable award agreement. The Optionee shall be solely responsible for effecting any such assignment, and for ensuring that such assignment is valid, legal and binding under all applicable laws. The Committee shall have the discretion to establish such rules as it deems necessary to ensure that all such assignments are made in compliance with all applicable laws. For purposes of this paragraph, “family member” includes any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the employee’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the employee) control the management of assets, and any other entity in which these persons (or the employee) own more than fifty percent of the voting interests.
     H. Termination of Board Service.
1.	Should the Optionee cease to serve as a Board member for any reason (other than death or Permanent Disability) while holding one or more automatic option grants under this Article Three, then such individual shall have a six (6)-month period following the date of such cessation of Board service in which to exercise each such option for any or all of the option shares for which the option is exercisable at the time of such cessation of Board service. Each such option shall immediately terminate and cease to remain outstanding, at the time of the Optionee’s cessation of Board service, with respect to any option shares for which the option is not otherwise at that time exercisable.

2.	Should the Optionee die within six (6) months after cessation of Board service, then any automatic option grant held by the Optionee at the time of death may subsequently be exercised, for any or all of the option shares for which the option is exercisable at the time of the Optionee’s cessation of Board service (less any option shares subsequently purchased by the Optionee prior to death), by the personal representative of the Optionee’s estate or by the person or persons to whom the option is transferred pursuant to the Optionee’s will or in accordance with the laws of descent and distribution. The right to exercise each such option shall lapse upon the expiration of the twelve (12)-month period measured from the date of the Optionee’s death.

3.	Should the Optionee die or become Permanently Disabled while serving as a Board member, then each automatic option grant held by such Optionee under this Article Three shall immediately become exercisable for all the Ordinary Shares subject to that option, and the Optionee (or the representative of the Optionee’s estate or the person or persons to whom the option is transferred upon the Optionee’s death) shall have a twelve (12)-month period following the date of the Optionee’s cessation of Board service in which to exercise such option for any or all of those Ordinary Shares as fully-vested shares.
4.	In no event shall any automatic grant under this Article Three remain exercisable after the expiration date of the five (5)-year option term. Upon the expiration of the applicable post-service exercise period under subparagraphs 1. through 3. above or (if earlier) upon the expiration of the five (5)-year option term, the automatic grant shall terminate and cease to be outstanding for any option shares for which the option was exercisable at the time of the Optionee’s cessation of Board service but for which such option was not otherwise exercised.
     I. Stockholder Rights. The holder of an automatic option grant under this Article Three shall have none of the rights of a stockholder with respect to the Ordinary Shares subject to such option until such individual shall have exercised the option and paid the exercise price for the purchased Ordinary Shares.
     J. Remaining Terms. The remaining terms and conditions of each automatic option grant shall be as set forth in the form Automatic Stock Option Agreement attached as Exhibit A.
III. CORPORATE TRANSACTION/CHANGE IN CONTROL/HOSTILE TAKE-OVER
     A. In the event of any Corporate Transaction, each option at the time outstanding under this Article Three but not otherwise fully exercisable shall, immediately prior to the specified effective date for the Corporate Transaction, automatically accelerate and become fully exercisable for all of the Ordinary Shares at the time subject to that option and may be exercised for all or any portion of those shares as fully vested Ordinary Shares. Immediately following the consummation of the Corporate Transaction, all automatic option grants under this Article Three shall terminate and cease to remain outstanding.
     B. In connection with any Change in Control of the Corporation, each option at the time outstanding under this Article Three but not otherwise fully exercisable shall, immediately prior to the specified effective date for the Change in Control, automatically accelerate and become fully exercisable for all of the Ordinary Shares at the time subject to that option and may be exercised for all or any portion of those shares as fully vested Ordinary Shares. Each such option shall remain so exercisable for the option shares until the expiration or sooner termination of the option term.
     C. Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each option held by him or her under this Article Three for a period of at least six (6) months. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the Ordinary Shares at the time subject to the surrendered option (whether or not the option is otherwise at the time exercisable for those Ordinary Shares) over (ii) the aggregate exercise price payable for such Ordinary Shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. Neither the approval of the Plan Administrator nor the consent of the Board shall be required in connection with such option surrender and cash distribution. The Ordinary Shares subject to each option surrendered in connection with the Hostile Take-Over shall NOT be available for subsequent issuance under the Plan.
     D. The automatic option grants outstanding under this Article Three shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.
IV. AMENDMENT OF THE AUTOMATIC GRANT PROVISIONS
     A. Limited Amendments. The provisions of this Automatic Option Grant Program, together with the automatic option grants outstanding under this Article Three, may not be amended at intervals more frequently than once every six (6) months, other than to the extent necessary to comply with applicable U.S. income tax laws and regulations.
ARTICLE FOUR
MISCELLANEOUS

I. LOANS OR INSTALLMENT PAYMENTS
     A. The Plan Administrator may, in its discretion but subject to any prohibition imposed by any applicable laws, assist any Optionee, to the extent such Optionee is an Employee (including an Optionee or Participant who is an officer of the Corporation), in the exercise of one or more stock options granted to such Optionee under the Discretionary Option Grant Program, including the satisfaction of any Federal, state and local income and employment tax obligations arising therefrom, by (i) authorizing the extension of a loan from the Corporation to such Optionee or (ii) permitting the Optionee to pay the exercise price for the purchased shares in installments over a period of years. The terms of any loan or installment method of payment (including the interest rate and terms of repayment) shall be upon such terms as the Plan Administrator specifies in the applicable option agreement or otherwise deems appropriate under the circumstances. Loans or installment payments may be authorized with or without security or collateral. However, the maximum credit available to the Optionee may not exceed the exercise price of the acquired Ordinary Shares (less the par value of such shares) plus any Federal, state and local income and employment tax liability incurred by the Optionee in connection with the acquisition of the Ordinary Shares.
     B. The Plan Administrator may, in its absolute discretion, determine that one or more loans extended under this financial assistance program shall be subject to forgiveness by the Corporation in whole or in part upon such terms and conditions as the Plan Administrator may deem appropriate.
     C. All financial assistance provided under this Section I of Article Four shall be effected in compliance with the applicable provisions of Section 76(9)(b) of the Companies Act, Chapter 50 of Singapore (or any successor statutory provision).
II. AMENDMENT OF THE PLAN AND AWARDS
     A. The Board has complete and exclusive power and authority to amend or modify the Plan (or any component thereof) in any or all respects whatsoever. However, (i) no such amendment or modification shall adversely affect rights and obligations with respect to options at the time outstanding under the Plan, unless the Optionee consents to such amendment, and (ii) any amendment made to the Automatic Option Grant Program (or any options outstanding thereunder) shall be in compliance with the limitation of Section IV of Article Three. In addition, the Board may not, without the approval of the Corporation’s stockholders, amend the Plan to (i) materially increase the maximum number of Ordinary Shares issuable under the Plan or the number of Ordinary Shares for which options may be granted per newly-elected or continuing Eligible Director under Article Three of the Plan or the maximum number of Ordinary Shares for which any one individual participating in the Plan may be granted stock options over the term of the Plan, except for permissible adjustments under Section VI.C. of Article One, (ii) materially modify the eligibility requirements for plan participation or (iii) materially increase the benefits accruing to plan participants.
     B. Options to purchase Ordinary Shares may be granted under the Discretionary Option Grant Program which are in excess of the number of Ordinary Shares then available for issuance under the Plan. However, no such option shall become exercisable in whole or in part for the excess Ordinary Shares subject to that option until stockholder approval is obtained for a sufficient increase in the number of Ordinary Shares available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess option grants are made, then such options shall terminate and cease to be exercisable with respect to the excess number of Ordinary Shares, and no further option grants shall be made under the Plan.
III. TAX WITHHOLDING
     The Corporation’s obligation to deliver Ordinary Shares upon the exercise of stock options for such shares under the Plan shall be subject to the satisfaction of all applicable income and employment tax withholding requirements.
IV. EFFECTIVE DATE AND TERM OF PLAN
     A. This Plan became effective when adopted by the Board and approved by the stockholders in 1993. On June 8, 1995, the Board approved an amendment to the Plan to (i) increase the aggregate number of Ordinary Shares issuable over the term thereof from 7,200,000* shares to 12,000,000* shares and (ii) increase the number of Ordinary Shares for which options may be granted to any one individual from 2,400,000* shares to 4,000,000* shares. The shareholders approved those amendments at the 1995 Annual Meeting.
     B. In June 1996, the Board amended the Plan to (i) increase the aggregate number of Ordinary Shares issuable over the term of the Plan from 6,000,000* Ordinary Shares to 8,000,000* Ordinary Shares. The stockholders approved such amendment at the 1996 Annual Meeting.
     C. On August 15, 1996, the Board amended and restated the Plan to authorize, among other things, the separate but concurrent jurisdiction of the Discretionary Option Grant Program by the Primary Committee and one or more Secondary Committees of the Board, with the Primary Committee to have the sole authority to administer such program with respect to Section 16 Insiders.
     D. In September 1997, the Board approved an amendment to the Plan to increase the aggregate number of Ordinary Shares issuable over the term thereof from 16,000,000* to 20,800,000* shares. The shareholders approved those amendments at the 1997 Annual Meeting.
     E. In August 1998, the Board approved an amendment to the Plan to increase the aggregate number of Ordinary Shares issuable over the term thereof from 20,800,000* to 28,800,000* shares. The shareholders approved this amendment at the 1998 Annual Meeting.
     F. In July 1999, the Board approved an amendment to the Plan to increase the aggregate number of Ordinary Shares issuable over the term of the Plan from 28,800,000* Ordinary Shares to 32,800,000* Ordinary Shares. The shareholders approved this amendment at the 1999 Annual Meeting.
     G. In November 1999, the Board approved an amendment to the Plan to increase the aggregate number of Ordinary Shares issuable over the term of the Plan from 32,800,000* Ordinary Shares to 40,800,000* Ordinary Shares. The shareholders approved this amendment at the 2000 Extraordinary General Meeting.
     H. In September 2000, the Board approved an amendment to the Plan to increase the aggregate number of Ordinary Shares issuable over the term of the Plan from 40,800,000* Ordinary Shares to 50,400,000* Ordinary Shares. The shareholders approved this amendment at the 2000 Annual Meeting.
     I. The Plan shall terminate upon the earlier of (i) November 30, 2003 or (ii) the date on which all Ordinary Shares available for issuance under the Plan shall have been issued or cancelled pursuant to the exercise, surrender or cash-out of the options granted under the Plan. If the date of termination is determined under clause (i) above, then all option grants outstanding on such date shall thereafter continue to have force and effect in accordance with the provisions of the instruments evidencing such grants.
V. USE OF PROCEEDS
     Any cash proceeds received by the Corporation from the sale of Ordinary Shares pursuant to option grants under the Plan shall be used for general corporate purposes.
VI. REGULATORY APPROVALS
     A. The implementation of the Plan, the granting of any stock option or stock appreciation right under the Plan, the issuance of any Ordinary Shares upon the exercise or surrender of the stock options or stock appreciation rights granted hereunder shall be subject to the Corporation’s procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the stock options and stock appreciation rights granted under it and the Ordinary Shares issued pursuant to it.
     B. No Ordinary Shares or other assets or securities shall be issued or delivered under this Plan unless and until there shall have been compliance with (i) all applicable requirements of U.S. and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the Ordinary Shares issuable under the Plan, (ii) all applicable listing requirements of any securities exchange on which the Ordinary Shares are then listed for trading and (iii) all applicable requirements of Singapore law.
VII. NO EMPLOYMENT/SERVICE RIGHTS
     Neither the action of the Corporation in establishing the Plan, nor any action taken by the Plan Administrator hereunder, nor any provision of the Plan shall be construed so as to grant any individual the right to remain in the Service of the Corporation (or any parent or subsidiary corporation) for any period of specific duration, and the Corporation (or any parent or subsidiary corporation retaining the services of such individual) may terminate such individual’s Service at any time and for any reason, with or without cause.
VIII. MISCELLANEOUS PROVISIONS
     A. Except to the extent otherwise expressly provided in the Plan, the right to acquire Ordinary Shares or other assets or securities under the Plan may not be assigned, encumbered or otherwise transferred by any Optionee.
     B. The provisions of the Plan shall inure to the benefit of, and be binding upon, the Corporation and its successors or assigns, whether by Corporate Transaction or otherwise, and the Participants and Optionees, the legal representatives of their respective estates, their respective heirs or legatees and their permitted assignees.
VIX. OPTION EXCHANGE PROGRAM
          Notwithstanding any other provision of this Plan to the contrary, upon approval of this provision by the Corporation’s shareholders, the Board, the Plan Administrator or any designee of the Board or the Plan Administrator may provide for, and the Corporation may implement, a one-time option exchange offer, pursuant to which certain outstanding options would, at the election of the holder of such options, be surrendered to the Corporation for cancellation, whereupon the surrendered options shall terminate and have no legal effect whatsoever, in exchange for the grant of a lesser number of new options, which new options will have reduced exercise prices and different vesting and expiration periods from the surrendered options; provided, however, that such offer shall be commenced within twelve months of the date of such shareholder approval. For the avoidance of doubt, the surrendering and cancellation of the options shall not at any time, result in the Corporation acquiring, directly or indirectly, a right or interest in the surrendered options.

*	Reflects the two-for-one stock splits in the form of a bonus issue (the equivalent of a stock dividend) effective December 22, 1998, December 22, 1999 and October 16, 2000.

1997 STOCK OPTION PLAN
OF
CHATHAM TECHNOLOGIES, INC.
     1. PURPOSES OF THE PLAN. This stock option plan (the “Plan”) is intended to provide an incentive to key employees (including directors and officers who are key employees) and to consultants and directors who are not employees of CHATHAM TECHNOLOGIES, INC., a Delaware corporation (the “Company”), or any of its Subsidiaries (as defined in Paragraph 19), and to offer an additional inducement in obtaining the services of such persons. The Plan provides for the grant of “incentive stock options” (“ISOs”) within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) and nonqualified stock options which do not qualify as ISOs (“NQSOs”). The Company makes no representation or warranty, express or implied, as to the qualification of any option as an “incentive stock option” under the Code.
     2. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Paragraph 12, the aggregate number of shares of Class A Common Stock, $.01 par value per share, of the Company (“Common Stock”) for which options may be granted under the Plan shall not exceed 150,000. Such shares of Common Stock shall consist of authorized but unissued shares of Common Stock. Subject to the provisions of Paragraph 13, any shares of Common Stock subject to an option which for any reason expires, is canceled or is terminated unexercised or which ceases for any reason to be exercisable, shall again become available for the granting of options under the Plan. The Company shall at all times during the term of the Plan reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of the Plan.
     3. ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Board of Directors of the Company (the “Board of Directors”) or a committee of the Board of Directors (collectively, the “Committee”). Except as otherwise provided by the Board of Directors, the By-laws of the Company or applicable law, a majority of the members of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, and any acts approved in writing by all members without a meeting, shall be the acts of the Committee.
     Subject to the express provisions of the Plan, the Committee shall have the authority, in its sole discretion, to determine: the key employees, consultants and Non-Employee Directors (as defined in Paragraph 19) who shall be granted options; the type of option to be granted to a key employee; the times when an option shall be granted; the number of shares of Common Stock to be subject to each option; the term of each option; the date each option shall become exercisable; whether an option shall be exercisable in whole, in part or in installments and, if in installments, the number of shares of Common Stock to be subject to each installment, whether the installments shall be cumulative, the date each installment shall become exercisable and the term of each installment; whether to accelerate the date of exercise of any option or installment; whether shares of Common Stock may be issued upon the exercise of an option as partly paid and, if so, the dates when future installments of the exercise price shall become due and the amounts of such installments; the exercise price of each option; the form of payment of the exercise price; whether to restrict the sale or other disposition of the shares of Common Stock acquired upon the exercise of an option and, if so, whether and under what conditions to waive any such restriction; whether and under what conditions to subject all or a portion of the grant or exercise of an option or the shares acquired pursuant to the exercise of an option to the fulfillment of certain restrictions or contingencies as specified in the contract referred to in Paragraph 11 hereof (the “Contract”), including without limitation, restrictions or contingencies relating to entering into a covenant not to compete with the Company, any of its Subsidiaries or a Parent (as defined in Paragraph 19), to financial objectives for the Company, any of its Subsidiaries or a Parent, a division of any of the foregoing, a product line or other category, and/or to the period of continued employment of the optionee with the Company, any of its Subsidiaries or a Parent, and to determine whether such restrictions or contingencies have been met; whether an optionee is Disabled (as defined in Paragraph 19); the amount, if any, necessary to satisfy the obligation of the Company, a Subsidiary or Parent to withhold taxes or other amounts; the fair market value of a share of Common Stock; to construe the respective Contracts and the Plan; with the consent of the optionee, to cancel or modify an option, provided, that the modified provision is permitted to be included in an option granted under the Plan on the date of the modification, and further, provided, that in the case of a modification (within the meaning of Section 424(h) of the Code) of an ISO, such option as modified would be permitted to be granted on the date of such modification under the terms of the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; and to make all other determinations necessary or advisable for administering the Plan. Any controversy or claim arising out of or relating to the Plan, any option granted under the Plan or any Contract shall be determined unilaterally by the Committee in its sole discretion. The determinations of the Committee on the matters referred to in this Paragraph 3 shall be conclusive and binding on the parties. No member or former member of the Committee shall be liable for any action, failure to act or determination made in good faith with respect to the Plan, any Contract or any option hereunder.
     4. ELIGIBILITY. The Committee may from time to time, in its sole discretion, consistent with the purposes of the Plan, grant options to (a) key employees (including officers and directors who are key employees) of the Company or any of its Subsidiaries, (b) consultants to the Company or any of its Subsidiaries and (c) Non-Employee Directors. In no event, however, may any consultant or Non-Employee Director participate in the Plan if such participation is (a) prohibited, or (b) restricted (either absolutely or subject to various securities requirements, whether legal or administrative, being complied with), in the jurisdiction in which such consultant or Non-Employee Director is resident under the relevant securities laws of that jurisdiction. Provided Always That in the case of (b) above, the relevant consultant’s or Non-Employee Director’s participation in the Plan may be effected at the absolute discretion of the Committee if compliance with the relevant securities requirements of the jurisdiction in which such consultant or Non-Employee Director is resident is not impractical (having regard to the nature of those requirements) and would not involve undue expense. Such options granted shall cover such number of shares of Common Stock as the Committee may determine, in its sole discretion, as set forth in the applicable Contract; provided, however, that the aggregate market value (determined at the time the option is granted in accordance with Paragraph 5) of the shares of Common Stock for which any eligible employee may be granted ISOs under the Plan or any other plan of the Company, or of a Parent or a Subsidiary of the Company, which are exercisable for the first time by such optionee during any calendar year shall not exceed $100,000. Such ISO limitation shall be applied by taking ISOs into account in the order in which they were granted. Any option granted in excess of such ISO limitation amount shall be treated as a NQSO to the extent of such excess.
     5. EXERCISE PRICE. The exercise price of the shares of Common Stock under each option shall be determined by the Committee, in its sole discretion, as set forth in the applicable Contract; provided, however, that the exercise price of an ISO shall not be less than the fair market value of the Common Stock subject to such option on the date of grant; and further, provided, that if, at the time an ISO is granted, the optionee owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries or of a Parent, the exercise price of such ISO shall not be less than 110% of the fair market value of the Common Stock subject to such ISO on the date of grant. In no event may the exercise price be less than the par value of a share.
     The fair market value of a share of Common Stock on any day shall be (a) if the principal market for the Common Stock is a national securities exchange, the average of the highest and lowest sales prices per share of Common Stock on such day as reported by such exchange or on a composite tape reflecting transactions on such exchange, (b) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is quoted on The Nasdaq Stock Market (“Nasdaq”), and (i) if actual sales price information is available with respect to the Common Stock, the average of the highest and lowest sales prices per share of Common Stock on such day on Nasdaq, or (ii) if such information is not available, the average of the highest bid and lowest asked prices per share of Common Stock on such day on Nasdaq, or (c) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is not quoted on Nasdaq, the average of the highest bid and lowest asked prices per share of Common Stock on such day as reported on the OTC Bulletin Board Service or by National Quotation Bureau, Incorporated or a comparable service; provided, however, that if clauses (a), (b) and (c) of this Paragraph are all inapplicable, or if no trades have been made or no quotes are available for such day, the fair market value of the Common Stock shall be determined by the Board of Directors or the Committee by any method consistent with applicable regulations adopted by the Treasury Department relating to stock options.
     6. TERM. The term of each option granted pursuant to the Plan shall be such term as is established by the Committee, in its sole discretion, as set forth in the applicable Contract; provided, however, that the term of each ISO granted pursuant to the Plan shall be for a period not exceeding 10 years from the date of grant thereof; and further, provided, that if, at the time an ISO is granted, the optionee owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries or of a Parent, the term of the ISO shall be for a period not exceeding five years from the date of grant. Options shall be subject to earlier termination as hereinafter provided.
     7. EXERCISE. An option (or any part or installment thereof), to the extent then exercisable, shall be exercised by giving written notice to the Company at its principal office stating which option is being exercised, specifying the number of shares of Common Stock as to which such option is being exercised and accompanied by payment in full of the aggregate exercise price therefor (or the amount due on exercise if the applicable Contract permits installment payments) in cash or by certified check equal to the aggregate exercise price of all options being exercised, or with any combination of cash, certified check or shares of Common Stock having such value. The Company shall not be required to issue any shares of Common Stock pursuant to any such option until all required payments, including any required withholding, have been made.
     A person entitled to receive Common Stock upon the exercise of an option shall not have the rights of a stockholder with respect to such shares of Common Stock until the date of allotment of such shares.
     In no case may a fraction of a share of Common Stock be purchased or issued under the Plan.
     8. TERMINATION OF RELATIONSHIP. Except as may otherwise be expressly provided in the applicable Contract, an optionee whose relationship with the Company, its Parent and Subsidiaries as an employee or a consultant has terminated for any reason (other than as a result of the death or Disability of the optionee) may exercise his options, to the extent exercisable on the date of such termination, at any time within three months after the date of termination, but not thereafter and in no event after the date the option would otherwise have expired; provided, however, that if such relationship is terminated either (a) for Cause (as defined in Paragraph 19), or (b) without the consent of the Company, such option shall terminate immediately. Except as may otherwise be expressly provided in the applicable Contract, options granted under the Plan to an employee or consultant shall not be affected by any change in the status of the optionee so long as the optionee continues to be an employee of, or a consultant to, the Company, or any of the Subsidiaries or a Parent (regardless of having changed from one to the other or having been transferred from one corporation to another).
     For the purposes of the Plan, an employment relationship shall be deemed to exist between an individual and the Company, any of its Subsidiaries or a Parent if, at the time of the determination, the individual was an employee of such corporation for purposes of Section 422(a) of the Code. As a result, an individual on military, sick leave or other bona fide leave of absence shall continue to be considered an employee for purposes of the Plan during such leave if the period of the leave does not exceed 90 days, or, if longer, so long as the individual’s right to reemployment with the Company, any of its Subsidiaries or a Parent is guaranteed either by statute or by contract. If the period of leave exceeds 90 days and the individual’s right to reemployment is not guaranteed by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.
     Except as may otherwise be expressly provided in the applicable Contract, an optionee whose relationship with the Company as a Non-Employee Director ceases for any reason (other than as a result of his death or Disability) may exercise his options, to the extent exercisable on the date of such termination, at any time within three months after the date of termination, but not thereafter and in no event after the date the option would otherwise have expired; provided, however, that if such relationship is terminated for Cause, such option shall terminate immediately. Except as may otherwise be expressly provided in the applicable Contract, options granted to a Non-Employee Director shall not be affected by the optionee becoming an employee of the Company, any of its Subsidiaries or a Parent.
     Nothing in the Plan or in any option granted under the Plan shall confer on any optionee any right to continue in the employ of, or as a consultant to, the Company, any of its Subsidiaries or a Parent, or as a director of the Company, or interfere in any way with any right of the Company, any of its Subsidiaries or a Parent to terminate the optionee’s relationship at any time for any reason whatsoever without liability to the Company, any of its Subsidiaries or a Parent.
     9. DEATH OR DISABILITY OF AN OPTIONEE. Except as may otherwise be expressly provided in the applicable Contract, if an optionee dies (a) while he is an employee of, or consultant to, the Company, any of its Subsidiaries or a Parent, (b) within three months after the termination of such relationship (unless such termination was for Cause or without the consent of the Company) or (c) within one year following the termination of such relationship by reason of his Disability, the options that were granted to him as an employee or consultant may be exercised, to the extent exercisable on the date of his death, by his Legal Representative (as defined in Paragraph 19) at any time within one year after death, but not thereafter and in no event after the date the option would otherwise have expired.
     Except as may otherwise be expressly provided in the applicable Contract, any optionee whose relationship as an employee of, or consultant to, the Company, its Parent and Subsidiaries has terminated by reason of such optionee’s Disability may exercise the options that were granted to him as an employee or consultant, to the extent exercisable upon the effective date of such termination, at any time within one year after such date, but not thereafter and in no event after the date the option would otherwise have expired.
     Except as may otherwise be expressly provided in the applicable Contract, any optionee whose relationship as a Non-Employee Director ceases as a result of his death or Disability may exercise the options that were granted to him as a Non-Employee Director, to the extent exercisable on the date of such termination, at any time within one year after the date of termination, but not thereafter and in no event after the date the option would otherwise have expired. In the case of the death of the Non-Employee Director, the option may be exercised by his Legal Representative.
     10. COMPLIANCE WITH SECURITIES LAWS. The Committee may require, in its sole discretion, as a condition to the exercise of any option that either (a) a Registration Statement under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the shares of Common Stock to be issued upon such exercise shall be effective and current at the time of exercise, or (b) there is an exemption from registration under the Securities Act for the issuance of the shares of Common Stock upon such exercise. Nothing herein shall be construed as requiring the Company to register shares subject to any option under the Securities Act or to keep any Registration Statement effective or current.
     The Committee may require, in its sole discretion, as a condition to the receipt of an option or the exercise of any option that the optionee execute and deliver to the Company his representations and warranties, in form, substance and scope satisfactory to the Committee, which the Committee determines are necessary or convenient to facilitate the perfection of an exemption from the registration requirements of the Securities Act, applicable state securities laws or other legal requirement, including without limitation that (a) the shares of Common Stock to be issued upon the exercise of the option are being acquired by the optionee for his own account, for investment only and not with a view to the resale or distribution thereof, and (b) any subsequent resale or distribution of shares of Common Stock by such optionee will be made only pursuant to (i) a Registration Statement under the Securities Act which is effective and current with respect to the shares of Common Stock being sold, or (ii) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption, the optionee shall prior to any offer of sale or sale of such shares of Common Stock provide the Company with a favorable written opinion of counsel satisfactory to the Company, in form, substance and scope satisfactory to the Company, as to the applicability of such exemption to the proposed sale or distribution.
     In addition, if at any time the Committee shall determine, in its sole discretion, that the listing or qualification of the shares of Common Stock subject to any option on any securities exchange, Nasdaq or under any applicable law, or the consent or approval of any governmental agency or regulatory body, is necessary or desirable as a condition to, or in connection with, the granting of an option or the issuing of shares of Common Stock thereunder, such option may not be granted and such option may not be exercised in whole or in part unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.
     11. CONTRACTS. Each option shall be evidenced by an appropriate Contract which shall be duly executed by the Company and the optionee, and shall contain such terms, provisions and conditions not inconsistent herewith as may be determined by the Committee. The terms of each option and Contract need not be identical.
     12. ADJUSTMENTS UPON CHANGES IN COMMON STOCK. Notwithstanding any other provision of the Plan, in the event of:

     (a) a stock dividend, recapitalization, merger or consolidation in which the Company is the surviving corporation, or a spin-off, split-up, combination or exchange of shares or the like which results in a change in the number or kind of shares of Common Stock which is outstanding immediately prior to such event, the Committee shall appropriately adjust the aggregate number and kind of shares subject to the Plan, the aggregate number and kind of shares subject to each outstanding option and the exercise price thereof. Such adjustments shall be conclusive and binding on all parties and may provide for the elimination of fractional shares which might otherwise be subject to options without payment therefor.
     (b) the liquidation or dissolution of the Company, or a merger to which the Company is a party whether or not it is the surviving corporation or a consolidation or a sale by the Company of all or substantially all of its assets, then, except as set forth below, the options granted hereunder which are outstanding or unvested as of the date of such event, shall continue to be outstanding and the optionee shall be entitled to receive an option to acquire the type and amount of consideration which he would have been entitled to receive if he had exercised the options granted hereunder immediately prior to the transaction and actually owned the shares of common stock subject to such option. The exercise price of the resultant option shall be determined by the Committee in its sole discretion such that the aggregate exercise price payable with respect to the resultant option shall be equal to the aggregate exercise price payable with respect to the option granted under the Plan.
Notwithstanding the foregoing, the Company shall have the right, by written notice, provided to an optionee sent no later than 15 days prior to the proposed liquidation, dissolution, merger or other transaction, to advise the optionee that upon consummation of the transaction all options granted to any optionee under the Plan shall terminate and be void, in which event, the optionee shall have right to exercise all options then currently exercisable in accordance with the terms of the applicable option Contract within 10 days after the date of the notice from the Company.
     13. AMENDMENTS AND TERMINATION OF THE PLAN. The Plan was adopted by the Board of Directors on August 13, 1997. No ISO may be granted under the Plan after August 12, 2007: The Board of Directors, without further approval of the Company’s stockholders, may at any time suspend or terminate the Plan, in whole or in part, or amend it from time to time in such respects as it may deem advisable, including, without limitation, in order that ISOs granted hereunder meet the requirements for “incentive stock options” under the Code, to comply with any change in applicable law, regulations, rulings or interpretations of any administrative agency; provided, however, that no amendment shall be effective without the requisite prior or subsequent stockholder approval which would (a) except as contemplated in Paragraph 12, increase the maximum number of shares of Common Stock for which options may be granted under the Plan, (b) change the eligibility requirements to receive options hereunder or (c) make any other change for which applicable law requires stockholder approval. No termination, suspension or amendment of the Plan shall, without the consent of the optionee, adversely affect his rights under any option granted under the Plan. The power of the Committee to construe and administer any option granted under the Plan prior to the termination or suspension of the Plan nevertheless shall continue after such termination or during such suspension.
     14. NON-TRANSFERABILITY. No option granted under the Plan shall be transferable otherwise than by will or the laws of descent and distribution, and options may be exercised, during the lifetime of the optionee, only by the optionee or his Legal Representatives. Except to the extent provided above, options may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process, and any such attempted assignment, transfer, pledge, hypothecation or disposition shall be null and void ab initio and of no force or effect.
     15. WITHHOLDING TAXES. The Company, a Subsidiary or Parent may withhold cash, in an amount equal to the amount which the Committee determines is necessary to satisfy the obligation of the Company, a Subsidiary or Parent to withhold Federal, state and local income taxes or other amounts incurred by reason of the grant, vesting, exercise or disposition of an option, or the disposition of the underlying shares of Common Stock. Alternatively, the Company may require the holder to pay to the Company such amount, in cash, promptly upon demand.

     16. LEGENDS; PAYMENT OF EXPENSES. The Company may endorse such legend or legends upon the certificates for shares of Common Stock issued upon exercise of an option under the Plan and may issue such “stop transfer” instructions to its transfer agent in respect of such shares as it determines, in its discretion, to be necessary or appropriate to (a) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act and any applicable state securities laws, (b) implement the provisions of the Plan or any agreement between the Company and the optionee with respect to such shares of Common Stock, or (c) permit the Company to determine the occurrence of a “disqualifying disposition,” as described in Section 421(b) of the Code, of the shares of Common Stock issued or transferred upon the exercise of an ISO granted under the Plan.
     The Company shall pay all issuance taxes with respect to the issuance of shares of Common Stock upon the exercise of an option granted under the Plan, as well as all fees and expenses incurred by the Company in connection with such issuance.
     17. USE OF PROCEEDS. The cash proceeds received upon the exercise of an option under the Plan shall be added to the general funds of the Company and used for such corporate purposes as the Board of Directors may determine.
     18. SUBSTITUTIONS AND ASSUMPTIONS OF OPTIONS OF CERTAIN CONSTITUENT CORPORATIONS. Anything in this Plan to the contrary notwithstanding, the Board of Directors may, without further approval by the stockholders, substitute new options for prior options of a Constituent Corporation (as defined in Paragraph 19) or assume the prior options of such Constituent Corporation.
     19. DEFINITIONS. For purposes of the Plan, the following terms shall be defined as set forth below:
     (a) “Cause” shall mean (i) in the case of an employee or consultant, if there is a written employment or consulting agreement between the optionee and the Company, any of its Subsidiaries or a Parent which defines termination of such relationship for cause, cause as defined in such agreement, and (ii) in all other cases, cause as defined by applicable state law.
     (b) “Constituent Corporation” shall mean any corporation which engages with the Company, any of its Subsidiaries or a Parent in a transaction to which Section 424(a) of the Code applies (or would apply if the option assumed or substituted were an ISO), or any Parent or any Subsidiary of such corporation.
     (c) “Disability” shall mean a permanent and total disability within the meaning of Section 22(e)(3) of the Code.
     (d) “Legal Representative” shall mean the executor, administrator or other person who at the time is entitled by law to exercise the rights of a deceased or incapacitated optionee with respect to an option granted under the Plan.
     (e) “Non-Employee Director” shall mean a person who is a director of the Company, but is not an employee of the Company, any of its Subsidiaries or a Parent.
     (f) “Parent” shall have the same definition as “parent corporation” in Section 424(e) of the Code.
     (g) “Subsidiary” shall have the same definition as “subsidiary corporation” in Section 424(f) of the Code.
     20. GOVERNING LAW; CONSTRUCTION. The Plan, the options and Contracts hereunder and all related matters shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to conflict of law provisions that would defer to the substantive laws of another jurisdiction.

     Neither the Plan nor any Contract shall be construed or interpreted with any presumption against the Company by reason of the Company causing the Plan or Contract to be drafted. Whenever from the context it appears appropriate, any term stated in either the singular or plural shall include the singular and plural, and any term stated in the masculine, feminine or neuter gender shall include the masculine, feminine and neuter.
     21. PARTIAL INVALIDITY. The invalidity, illegality or unenforceability of any provision in the Plan, any option or Contract shall not affect the validity, legality or enforceability of any other provision, all of which shall be valid, legal and enforceable to the fullest extent permitted by applicable law.
     22. STOCKHOLDER APPROVAL. The Plan shall be subject to approval by a majority of the votes present in person or by proxy and entitled to vote hereon at the next duly held meeting of the Company’s stockholders at which a quorum is present. No options granted hereunder may be exercised prior to such approval; provided, however, that the date of grant of any option shall be determined as if the Plan had not been subject to such approval. Notwithstanding the foregoing, if the Plan is not approved by a vote of the stockholders of the Company on or before August 17, 1998, then the Plan and any options granted hereunder shall terminate.
     23. OPTION EXCHANGE PROGRAM
     Notwithstanding any other provision of this Plan to the contrary, upon approval of this provision by the shareholders of Flextronics International Ltd. (“Flextronics”), the Board of Directors of Flextronics, the Compensation Committee of its board or any designee of its board or the committee may provide for, and Flextronics may implement, a one-time Option exchange offer, pursuant to which certain outstanding Options would, at the election of the holder of such Options be surrendered to Flextronics for cancellation, whereupon the surrendered Options shall terminate and have no legal effect whatsoever, in exchange for the grant of a lesser number of new Options, which new Options will have reduced exercise prices and different vesting and expiration periods from the surrendered Options; provided, however, that such offer shall be commenced within twelve months of the date of such shareholder approval. For the avoidance of doubt, the surrendering and cancellation of the Options shall not at any time, result in Flextronics acquiring, directly or indirectly, a right or interest in the surrendered Options.

THE DII GROUP, INC.
1994 STOCK INCENTIVE PLAN
I.	PURPOSES AND SCOPE OF PLAN
     The DII Group, Inc. (the “Company”) desires to afford certain salaried officers and other salaried key employees of the Company and its subsidiaries who are in a position to affect materially the profitability and growth of the Company and its subsidiaries an opportunity to acquire a proprietary interest in the Company, and thus to create in such persons interest in and a greater concern for the welfare of the Company. Directors who are salaried key employees within the meaning of the foregoing are eligible to participate in the 1994 Stock Incentive Plan (the “Plan”). These objectives will be promoted through the granting to such key employees of equity instruments including (i) incentive stock options (“Incentive Options”) which are intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”); (ii) options which are not intended to so qualify (“NQSOs”); and (iii) performance shares (“Performance Shares”).
     The awards offered pursuant to this Plan are a matter of separate inducement and are not in lieu of any salary or other compensation for services.
     The Company, by means of the Plan, seeks to retain the services of persons now holding key positions and to secure the services of persons capable of filling such positions.
II.	AMOUNT OF STOCK SUBJECT TO THE PLAN
     The total number of shares of the Company reserved and available for distribution pursuant to options and awards granted hereunder shall not exceed, in the aggregate, 5,500,000 shares, S$0.01 par value, per share, of the Company (the “Shares”), subject to adjustment described below.
     Shares which may be acquired under the Plan shall be authorized but unissued Shares. Whenever any outstanding option or award or portion thereof expires, is canceled, is forfeited or is otherwise terminated for any reason without having been exercised or payment having been made in respect of the entire option or award, the Shares allocable to the expired, canceled, forfeited or otherwise terminated portion of the option or award may again be the subject of options or awards granted hereunder.
     In the event of any stock dividend, stock split, combination or exchange of Shares, recapitalization or other change in the capital structure of the Company, corporate separation or division (including, but not limited to, split-up, spin-off or distribution to Company shareholders other than a normal cash dividend), sale by the Company of all or a substantial portion of its assets, rights offering, merger, consolidation, reorganization or partial or complete liquidation, or any other corporate transaction or event having an effect similar to any of the foregoing, the aggregate number of Shares reserved for issuance under the Plan, the number and option price of Shares subject to outstanding options, the financial performance goals of the Shares contained in a Performance Share award, the number of Shares subject to a Performance Share award agreement and any other characteristics or terms of the options and awards as the Committee (as hereinafter defined) shall deem necessary or appropriate to reflect equitably the effects of such changes to the holders of options and awards, shall be appropriately substituted for new shares or adjusted, as determined by the Committee in its discretion. Notwithstanding the foregoing, (i) each such adjustment with respect to an Incentive Option shall comply with the rules of Section 424(a) of the Code, and (ii) in no event shall any adjustment be made which would render any Incentive Option granted hereunder other than an incentive stock option for purposes of Section 422 of the Code without the consent of the grantee.
III.	ADMINISTRATION
     The Compensation Committee (the “Committee”), or the Board of Directors of the Company (the “Board of Directors”) if there is no Committee, will have sole and exclusive authority to administer the Plan. The Committee shall consist of no fewer than two (2) members of the Board of Directors, each of whom shall be a “non-employee

Director” within the meaning of Rule 16b-3 or any successor rule or regulation (“Rule 16b-3”) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Committee shall administer the Plan so as to comply at all times with Rule 16b-3. A majority of the members of the Committee shall constitute a quorum, and a resolution passed by a majority of the members of the Committee shall be a resolution of the Committee. Any member of the Committee may be removed at any time, either with or without cause, by resolution adopted by a majority of the Board of Directors, and any vacancy on the Committee may at any time be filled by resolution adopted by a majority of the Board of Directors.
     Subject to the express provisions of the Plan, the Board of Directors or the Committee, as the case may be, shall have authority, in its discretion, to (i) select employees of the Company as recipients of options or awards; (ii) determine the number and type of options or awards to be granted; (iii) determine the terms and conditions, not inconsistent with the terms hereof, of any options or awards granted; (iv) adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; (v) interpret the terms and provisions of the Plan and any option or award granted and any agreements relating thereto; and (vi) otherwise supervise the administration of the Plan.
     The determination of the Board of Directors or the Committee, as the case may be, on matters referred to in this Article III shall be conclusive.
     The Board of Directors or the Committee, as the case may be, may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Board of Directors or the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company. No member or former member of the Committee or of the Board of Directors shall be liable for any action or determination made in good faith with respect to the Plan or any option or award granted hereunder.
     The Company shall indemnify each member of the Committee for all costs and expenses and, to the extent permitted by applicable law, any liability incurred in connection with defending any proceedings arising in connection with any actions in administering the Plan or in authorizing or denying authorization to any transaction hereunder in which judgment is given in his favor or in which he is acquitted or in connection with any application, in relation to such liability, in which relief is granted to him by the court.
IV.	ELIGIBILITY
     Options and Performance Share awards may be granted only to certain salaried officers and other salaried key employees of the Company and its subsidiaries who are not members of the Committee; provided, that no person shall be eligible for any award if the granting of such award to such person would prevent the satisfaction by the Plan of the general exemptive conditions of Rule 16b-3. No employee shall be granted or awarded stock option and Performance Shares covering, in aggregate, more than 300,000 Shares in any fiscal year of the Company (subject to adjustment as provided in II. above).
V.	SHARE OPTIONS
     1. General. Options may be granted alone or in addition to other awards granted under the Plan. Any options granted under the Plan shall be on such terms as the Committee may from time to time approve and the provisions of the option grants need not be the same with respect to each optionee. Options granted under the Plan may be either Incentive Options or NQSOs. The Committee may grant to any optionee Incentive Options, NQSOs or both types of options.
     Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions not inconsistent with the terms of the Plan, as the Committee deems appropriate. Each option grant shall be evidenced by an agreement executed on behalf of the Company by an officer designated by the Committee and accepted by the optionee. Such agreement shall describe the options and state that such 2 options are subject to all the terms and provisions of the Plan and shall contain such other terms and provisions, consistent with the Plan, as the Committee may approve.

     2. Exercise Price and Payment. The price per Share under any option granted hereunder shall be such amount as the Board of Directors or the Committee, as the case may be, shall determine, provided, however, that such price shall not be less than one hundred percent (100%) of the fair market value of the Shares subject to such option, as determined below, at the date the option is granted (110% in the case of an Incentive Option granted to any person who, at the time the option is granted, owns shares of the Company or any subsidiary or parent of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of shares of the Company or of any subsidiary or parent of the Company (a “10% Shareholder”)), and provided further that in no event may the price be less than the par value of a Share.
     If the Shares are listed on a national securities exchange in the United States on the date any option is granted, the fair market value per Share shall be deemed to be the highest sales price at which such Shares are sold on such national securities exchange in the United States on the date upon which the option is granted, but if the Shares are not traded on such date, or such national securities exchange is not open for business on such date, the fair market value per Share shall be the closing price per share determined as of the closest preceding date on which such exchange shall have been open for business and the Shares were traded. If the Shares are listed on more than one national securities exchange in the United States on the date any such option is granted, the Board of Directors or the Committee, as the case may be, shall determine which national securities exchange shall be used for the purpose of determining the fair market value per Share. If the Shares are not listed on a national securities exchange but are reported on the National Association of Securities Dealers, Inc. Automated Quotation System (“Nasdaq”), the fair market value per share shall be deemed to be the average of the high bid and low asked prices on the date upon which the option is granted as reported by Nasdaq.
     For purposes of this Plan, the determination by the Board of Directors or the Committee, as the case may be, of the fair market value of a Share shall be conclusive.
     3. Term of Options and Limitations on the Right of Exercise. The term of each option will be for such period as the Board of Directors or the Committee, as the case may be, shall determine, provided that, except as otherwise provided herein, in no event may any option granted hereunder be exercisable more than ten (10) years from the date of grant of such option (five years in the case of an Incentive Option granted to a 10% Shareholder). Each option shall become exercisable in such installments and at such times as may be designated by the Board of Directors or the Committee, as the case may be, and set forth in the agreement related to the grant of options. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the option expires.
     The Board of Directors or the Committee, as the case may be, shall have the right to limit, restrict or prohibit, in whole or in part, from time to time, conditionally or unconditionally, rights to exercise any option granted hereunder.
     To the extent that an option is not exercised within the period of exercisability specified therein, it shall expire as to the then unexercised part.
     4. Exercise of Options. Options granted under the Plan shall be exercised by the optionee as to all or part of the Shares covered thereby by the giving of written notice of the exercise thereof to the Company at the principal business office of the Company, specifying the number of Shares to be purchased, accompanied by payment therefor made to the Company for the full purchase price of such Shares. The date of actual receipt by the Company of such notice shall be deemed the date of exercise of the option with respect to the Shares being purchased.
     Upon the exercise of an option granted hereunder, the Company shall cause the purchased Shares to be issued only when it shall have received the full purchase price for the Shares in cash.
Notwithstanding the foregoing, the Company, in its sole discretion, may establish cashless exercise procedures whereby an option holder, subject to the requirements of Rule 16b-3, Regulation T, federal income tax laws, and other federal, state and local tax and securities laws, can exercise an option or a portion thereof without making a direct payment of the option price to the Company, including a program whereby option shares would be sold on behalf of and at the request of an option holder by a designated broker and the exercise price would be satisfied out of the sale proceeds and delivered to the Company. If the Company so elects to establish a cashless exercise program, the Company shall determine, in its sole discretion, and from time to time, such administrative procedures and policies as it deems appropriate and such procedures and policies shall be binding on any option holder wishing to utilize the cashless exercise program.
     5. Nontransferability of Options. An option granted hereunder shall not be transferable, whether by operation of law or otherwise, other than by will or the laws of descent and distribution, and any option granted hereunder shall be exercisable, during the lifetime of the holder, only by such holder.
     The option of any person to acquire Shares and all his rights thereunder shall terminate immediately if the holder: (a) attempts to or does sell, assign, transfer, pledge, hypothecate or otherwise dispose of the option or any rights thereunder to any other person except as permitted above; or (b) becomes insolvent or bankrupt or becomes involved in any manner so that the option or any rights thereunder becomes subject to being taken from him to satisfy his debts or liabilities.
     6. Termination of Employment. Upon termination of employment of any option holder, any option previously granted to such option holder, unless otherwise specified by the Board of Directors or the Committee, as the case may be, shall, to the extent not theretofore exercised, terminate and become null and void, provided that:
          (a) if the option holder shall die while in the employ of the Company or any subsidiary of the Company, and at a time when such employee was entitled to exercise an option as herein provided, his estate or the legatees or distributees of his estate or of the option, as the case may be, of such option holder, may, within one (1) year following the date of death, but not beyond that time and in no event later than the expiration date of the option, exercise such option, to the extent not theretofore exercised, in respect of any or all of such number of Shares which the option holder was entitled to purchase; and
          (b) if the employment of any option holder to whom such option shall have been granted shall terminate by reason of the option holder’s retirement on or after he reaches the age of 60 years in such manner as would entitle him to receive full Social Security benefits if he were then 65 years of age, or disability (as described in Section 22(e)(3) of the Code), and while such employee is entitled to exercise such option as herein provided, such option holder shall have the right to purchase under the option the number of Shares, if any, which he was entitled to purchase at the time of such termination, at any time up to and including three (3) months after the date of such termination of employment, but not beyond that time and in no event shall an option be exercised later than the expiration date of the option.
     In no event shall any person be entitled to exercise any option after the expiration of the period of exercisability of such option as specified therein.
     Except as otherwise determined by the Board of Directors or the Committee, as the case may be, and other than as set forth above, if an option holder voluntarily terminates his or her employment, or is discharged, any option granted hereunder shall be canceled and the option holder shall have no further rights to exercise any such option and all of the option holder’s rights thereunder shall terminate as of the effective date of such termination of employment.
     If an option granted hereunder shall be exercised by the legal representative of a deceased option holder or former option holder or by a person who acquired an option granted hereunder by bequest or inheritance or by reason of the death of any option holder or former option holder, written notice of such exercise shall be accompanied by a certified copy of letters testamentary or equivalent proof of the right of such legal representative or other person to exercise such option.
     For the purposes of the Plan, an employment relationship shall be deemed to exist between an individual and a corporation if, at the time of the determination, the individual was an “employee” of such corporation for purposes of Section 422(a) of the Code.
     A termination of employment shall not be deemed to occur by reason of (i) the transfer of an employee from employment by the Company to employment by a subsidiary of the Company or (ii) the transfer of an employee from employment by a subsidiary of the Company to employment by the Company or by another subsidiary of the Company.
     7. Maximum Allotment of Incentive Options. If the aggregate fair market value of Shares with respect to which Incentive Options are exercisable for the first time by an employee during any calendar year (under all share option plans of the Company and any parent or any subsidiary of the Company) exceeds $100,000, any options which otherwise qualify as Incentive Options, to the extent of the excess, will be treated as NQSOs.
VI.	PERFORMANCE SHARES
     1. General. Performance Shares may be granted alone or in addition to any other awards granted under the Plan. The provisions of Performance Share awards need not be the same with respect to each recipient. Performance Share awards granted under the Plan shall be in such form as the Board of Directors or the Committee, as the case may be, may from time to time approve. Each grant of a Performance Share award shall be evidenced by an agreement executed on behalf of the Company by an officer designated by the Board of Directors or the Committee, as the case may be, and accepted by the recipient. Such agreement shall describe the Performance Share award and state that such award is subject to all the terms and provisions of the Plan and shall contain such other terms and provisions, consistent with the Plan, as the Board of Directors or the Committee, as the case may be, may approve.
     2. Price. The purchase price for Performance Shares shall be such amount as the Board of Directors or the Committee, as the case may be, shall determine, and subject to applicable law, such purchase price may be zero. The purchase price for Performance Shares, if any, shall be made in cash.
     3. Restrictions. Each Performance Share award shall be subject to restrictions related to (A) the passage of time and/or (B) the attainment by the Company of specified performance objectives. Company financial performance objectives may be expressed in terms of (i) earnings per Share, (ii) pre-tax profits, (iii) net earnings or net worth, (iv) return on equity or assets, (v) any combination of the foregoing, or (vi) any other standard or standards deemed appropriate by the Board of Directors or the Committee, as the case may be, at the time the award is granted. Such time periods (the “Performance Period”) and financial performance goals shall be set by the Board of Directors or the Committee, as the case may be, in its sole discretion.
     Performance Shares shall become vested in a recipient upon the lapse of the Performance Period, if any, and the attainment of the associated financial performance goals set forth in the agreement between the recipient and the Company or, in the discretion of the Board of Directors or the Committee, as the case may be, upon the death, disability or retirement of the recipient.
     4. Share Certificate and Legends. Performance Shares shall be registered in the name of the recipient of an award thereof, provided that the recipient has executed a Performance Share agreement evidencing the award, appropriate blank stock powers and, in the discretion of the Board of Directors or the Committee, as the case may be, an escrow agreement and any other documents which the Board of Directors or the Committee, as the case may be, may require as a condition to the issuance of such Shares. If a recipient shall fail to execute the agreement evidencing a Performance Share award, the appropriate blank stock powers and, in the discretion of the Board of Directors or the Committee, as the case may be, an escrow agreement and any other documents which the Board of Directors or the Committee, as the case may be, may require within the time period prescribed by the Board of Directors or the Committee, as the case may be, at the time the award is granted, the award shall be null and void. At the discretion of the Board of Directors or the Committee, as the case may be, Shares issued in connection with a Performance Share award shall be deposited together with the stock powers with an escrow agent (which may be the Company) designated by the Board of Directors or the Committee, as the case may be.
     5. Treatment of Dividends. At the time the Performance Share award is granted, the Board of Directors or the Committee, as the case may be, may, in its discretion, determine that the payment to the recipient of dividends, or a specified portion thereof, declared or paid on such Shares by the Company shall be (i) deferred until the lapsing of the restrictions imposed upon such Performance Shares and (ii) held by the Company for the account of the recipient until such time. Payment of deferred dividends in respect of Performance Shares shall be made upon the lapsing of restrictions imposed on the Performance Shares in respect of which the deferred dividends were paid, and any dividends deferred in respect of any Performance Shares shall be forfeited upon the forfeiture of such Performance Shares.
     6. Share Restrictions. Subject to the provisions of this Plan and the applicable agreement, during the period when the Performance Shares have not vested, the recipient shall not be permitted to sell, transfer, pledge, assign or otherwise encumber Performance Shares awarded under the Plan.
     7. Shareholder Rights. Subject to applicable laws, the recipient shall have no rights, with respect to the Performance Shares until they have vested, including no right to vote the Performance Shares.
     8. Termination of Employment. Upon termination of employment with the Company because of death, disability or retirement, the Committee, at its discretion, may provide for waiver of all or a portion of the restrictions applicable to unvested Performance Shares. If termination occurs for any other reason, all shares still subject to restriction shall be forfeited by the recipient.
VII.	CHANGE OF CONTROL
     Notwithstanding anything to the contrary contained herein, upon a Change of Control (as defined below) of the Company, (i) all options shall immediately vest and become exercisable in full during the remaining term thereof, and shall remain so, whether or not the option holder to whom such options have been granted remains an employee of the Company or its subsidiaries, and (ii) the restrictions applicable to any or all Performance Share awards shall lapse and such awards shall be fully vested.
     A Change of Control shall be deemed to have taken place upon the occurrence of any of the following events:
          (i) any Person (which shall mean and include any individual, corporation, partnership, group, association or other “person”, as such term is used in Sections 13 and 14 of the Exchange Act) is, becomes, or has the right to become the beneficial owner, directly or indirectly, of securities of the Company representing 20% or more of the Shares then outstanding, whether or not such Person continues to be the beneficial owner of securities representing 20% or more of the outstanding Shares; or
          (ii) as the result of, or in connection with, any tender or exchange offer, merger or other business combination, sale of assets or contested election, any announcement of an intention to make any of the foregoing transactions, or any combination of the foregoing transactions (a “Transaction”), those persons who were directors of the Company before the Transaction and were otherwise unaffiliated with any other party to the Transaction shall cease to constitute a majority of the Board of Directors of the Company or any successor to the Company (a “Change in the Board”);
     or
          (iii) the shareholders of the Company approve any merger, consolidation, reorganization, liquidation, dissolution, or sale of all or substantially all of the Company’s assets in which neither the Company nor a successor resulting from a change in domicile or form of organization will survive as an independent, publicly owned corporation.
     Notwithstanding anything herein to the contrary, no Change of Control (only with respect to the particular option holder or award grantee referred to therein in the case of (i)(A) and (ii) below) shall be deemed to have occurred by virtue of any event which results in any of the following:
     (i) the acquisition, directly or indirectly, of 20% or more of the outstanding Shares by (A) the option holder or Performance Share recipient or a person including the option holder or Performance Share recipient, (B) the Company, or (C) any employee benefit plan of the Company or of a subsidiary, or any entity holding securities of the Company recognized, appointed, or established by the Company or by a subsidiary for or pursuant to the terms of such plan; or
     (ii) a Change in the Board resulting from any Transaction in which the option holder or Performance Share recipient or a Person including the option holder or Performance Share recipient participates directly or indirectly with any party to the Transaction other than the Company.
VIII.	PURCHASE FOR INVESTMENT
     Except as hereafter provided, the Company may require the recipient of Shares pursuant to an option or award granted hereunder, upon receipt thereof, to execute and deliver to the Company a written statement, in form satisfactory to the Company, in which such holder represents and warrants that such holder is purchasing or acquiring the Shares acquired thereunder for such holder’s own account, for investment only and not with a view to the resale or distribution thereof, and agrees that any subsequent offer for sale or sale or distribution of any of such Shares shall be made only pursuant to either (a) a Registration Statement on an appropriate form under the Securities Act of 1993, as amended (the “Act”), which Registration Statement has become effective and is current with regard to the Shares being offered or sold, or (b) a specific exemption from the registration requirements of the Act, but in claiming such exemption the holder shall, prior to any offer for sale or sale of such Shares, obtain a prior favorable written opinion, in form and substance satisfactory to the Company, from counsel for or approved by the Company, as to the applicability of such exemption thereto. The foregoing restriction shall not apply to (i) issuances by the Company so long as the Shares being issued are registered under the Act and a prospectus in respect thereof is current or (ii) reofferings of Shares by affiliates of the Company (as defined in Rule 405 or any successor rule or regulation promulgated under the Act) if the Shares being reoffered are registered under the Act and a prospectus in respect thereof is current.
IX.	ISSUANCE OF CERTIFICATES; LEGENDS; PAYMENT OF EXPENSES
     The Company may endorse such legend or legends upon the certificates for Shares issued pursuant to a grant hereunder and may issue such “stop transfer” instructions to its transfer agent in respect of such Shares as, in its discretion, it determines to be necessary or appropriate to (i) prevent a violation of, or to perfect an exemption from, the registration requirements of the Act, (ii) implement the provisions of the Plan and any agreement between the Company and the optionee or grantee with respect to such Shares, or (iii) permit the Company to determine the occurrence of a disqualifying disposition, as described in Section 421(b) of the Code, of Shares transferred upon exercise of an Incentive Option granted under the Plan.
     The Company shall pay all issue or transfer taxes with respect to the issuance or transfer of Shares upon exercise of an option or issuance of Performance Shares, as well as all fees and expenses necessarily incurred by the Company in connection with such issuance or transfer, except fees and expenses which may be necessitated by the filing or amending of a Registration Statement under the Act, which fees and expenses shall be borne by the recipient of the Shares unless such Registration Statement has been filed by the Company for its own corporate purposes (and the Company so states) in which event the recipient of the Shares shall bear only such fees and expenses as are attributable solely to the inclusion of the Shares he or she receives in the Registration Statement, provided that the Company shall have no obligation to include any Shares in any Registration Statement.
     All Shares issued as provided herein shall be fully paid and non-assessable to the extent permitted by law.
X.	WITHHOLDING TAXES
     The Company may require an employee exercising an NQSO or disposing of Shares acquired pursuant to the exercise of an Incentive Option in a disqualifying disposition (within the meaning of Section 421(b) of the Code) or pursuant to the award of Performance Shares to reimburse the Company for any taxes required by any government to be withheld or otherwise deducted and paid by the Company in respect of the issuance or disposition of Shares. In lieu thereof, the Company shall have the right to withhold the amount of such taxes from any other sums due or to become due from the Company to the employee upon such terms and conditions as the Board of Directors or the Committee, as the case may be, shall prescribe. Notwithstanding the foregoing, the Committee may, by the adoption of rules or otherwise, modify the provisions of this Article X or impose such other restrictions or limitations as may be necessary to ensure that the withholding transactions described above will be exempt transactions under Section 16(b) of the Exchange Act.
     If an optionee makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any Share or Shares issued to such optionee pursuant to the exercise of an Incentive Option within the two-year period commencing on the day after the date of the grant, the optionee shall, within ten (10) days of such disposition, notify the Company thereof, by delivery of written notice to the Company at its principal executive office.
XI.	LISTING OF SHARES AND RELATED MATTERS
     If at any time the Board of Directors or the Committee, as the case may be, shall determine in its discretion that the listing, registration or qualification of the Shares covered by the Plan upon any national securities exchange or under any state or federal law or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the sale or purchase of Shares under the Plan, no Shares shall be issued unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Board of Directors or the Committee, as the case may be.
XII.	AMENDMENT OF THE PLAN
     The Board of Directors or the Committee, as the case may be, may, from time to time, amend the Plan, provided that no amendment shall be made, without the approval of the shareholders of the Company, that will (i) increase the total number of Shares which may be issued under the Plan (other than an increase resulting from an adjustment provided for in Article II), (ii) modify the provisions of the Plan relating to eligibility, (iii) materially increase the benefits accruing to participants under the Plan, or (iv) extend the maximum period of the Plan. The Board of Directors or the Committee, as the case may be, shall be authorized to amend the Plan and the awards granted hereunder to permit the Incentive Options granted hereunder to qualify as incentive stock options within the meaning of Section 422 of the Code. The rights and obligations under any option or award granted before amendment of the Plan or any unexercised portion of such option shall not be adversely affected by amendment of the Plan or the option without the consent of the holder of the option.
XIII.	TERMINATION OR SUSPENSION OF THE PLAN
     The Board of Directors or the Committee, as the case may be, may at any time suspend or terminate the Plan. The Plan, unless sooner terminated by action of the Board of Directors or the Committee, as the case may be, shall terminate at the close of business on March 14, 2004. An option or award may not be granted while the Plan is suspended or after it is terminated. Rights and obligations under any option or award granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except upon the consent of the person to whom the option or award was granted. The power of the Board of Directors or the Committee, as the case may be, to construe and administer any options and awards granted prior to the termination or suspension of the Plan under Article III nevertheless shall continue after such termination or during such suspension.
XIV.	GOVERNING LAW
     The Plan, such options and awards as may be granted thereunder and all related matters shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware.
XV.	PARTIAL INVALIDITY
     The invalidity or illegality of any provision herein shall not be deemed to affect the validity of any other provision.

XVI.	EFFECTIVE DATE
     The Plan shall become effective upon the adoption by the Board of Directors.
XVII.	DEFERRAL
     An employee may elect to defer (i) all or part of his Performance Shares upon vesting or (ii) the Option Profit (as hereinafter defined) with respect to any Shares subject to an NQSO, all in accordance with the provisions of the Company’s Deferred Compensation Plan. Any such deferral shall be made in writing in accordance with the provisions of the Deferred Compensation Plan. In cases of deferral, Shares otherwise issuable to the employee shall be issued to the Trust established pursuant to the Deferred Compensation Plan. For purposes of this provision, Option Profit shall mean the amount by which the fair market value of a Share subject to an NQSO exceeds the exercise price of an NQSO, as calculated under the Deferred Compensation Plan.
XVIII.	OPTION EXCHANGE PROGRAM
     Notwithstanding any other provision of this Plan to the contrary, upon approval of this provision by the shareholders of Flextronics International Ltd. (“Flextronics”), the Board of Directors of Flextronics, the Compensation Committee of its board or any designee of its board or the committee may provide for, and Flextronics may implement, a one-time Option exchange offer, pursuant to which certain outstanding Options would, at the election of the holder of such Options be surrendered to Flextronics for cancellation, whereupon the surrendered Options shall terminate and have no legal effect whatsoever, in exchange for the grant of a lesser number of new Options, which new Options will have reduced exercise prices and different vesting and expiration periods from the surrendered Options; provided, however, that such offer shall be commenced within twelve months of the date of such shareholder approval. For the avoidance of doubt, the surrendering and cancellation of the Options shall not at any time, result in Flextronics acquiring, directly or indirectly, a right or interest in the surrendered Options.

[Form of Proxy Card]
FLEXTRONICS INTERNATIONAL LTD.
(Incorporated in the Republic of Singapore)
(Company Registration Number 199002645H)
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
     The undersigned being a member of Flextronics International Ltd. (“Flextronics” or the “Company”) hereby appoints Paul Read or failing whom Christopher Collier or failing whom the Chairman of the extraordinary general meeting as Proxy of the undersigned and hereby authorizes the Proxy to represent and to vote, as designated on the reverse side, all of the ordinary shares of Flextronics owned by the undersigned, at the extraordinary general meeting of shareholders of Flextronics to be held on July 13, 2009, or at any adjournment thereof.
     This Proxy Card, when properly executed and returned in a timely manner, will be voted at the extraordinary general meeting and any adjournments thereof in the manner described herein. If no contrary indication is made, this Proxy Card will be voted “FOR” the proposal to approve the option exchange program set forth in Proposal No. 1 and in accordance with the judgment of the persons named as Proxies herein on any other matters that may properly come before the extraordinary general meeting.
WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING,
PLEASE COMPLETE, DATE AND SIGN THIS PROXY CARD AND
RETURN IT NOT LESS THAN 48 HOURS PRIOR TO THE TIME OF
THE MEETING IN THE ENCLOSED ENVELOPE.
CONTINUED AND TO BE SIGNED ON REVERSE SIDE
SEE REVERSE SIDE

[Reverse Side]
☑ please mark votes as in this example.
     The Board of Directors unanimously recommends a vote “FOR” the following proposal. This Proxy Card, when properly executed, will be voted as specified below. This Proxy Card will be voted “FOR” the following proposal if no specification is made.
1. To amend certain of the Company’s existing equity incentive plans to allow for a one-time stock option exchange program for employees of the Company and its subsidiaries, other than the members of the Company’s Board of Directors, its executive officers, and certain other designated employees of the Company and its subsidiaries.

FOR	AGAINST	ABSTAIN

☐	☐	☐
     In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting. This Proxy Card must be signed exactly as your name appears hereon. If more than one name appears, all persons so designated should sign. Attorneys, executors, administrators, trustees and guardians should indicate their capacities. If the signatory is a corporation, please print full corporate name and indicate capacity of duly authorized officer executing on behalf of the corporation. If the signatory is a partnership, please print full partnership name and indicate capacity of duly authorized person executing on behalf of the partnership.

Signature:

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